This combined prospectus sets forth concisely the information about Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund, each a series of Scudder State Tax Free Trust, an open-end management investment company, that a prospective investor should know before investing. Please retain it for future reference.

If you require more detailed information, a Statement of Additional Information for the Funds dated March 1, 1996, as amended from time to time, may be obtained without charge by writing Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103 or calling 1-800-225-2470. The Statement, which is incorporated by reference into this prospectus, has been filed with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents--see page 6.

Scudder Massachusetts
Limited Term Tax Free Fund

-------------------------------------

Scudder Massachusetts
Tax Free Fund

Prospectus
March 1, 1996


Two pure no-load(TM) (no sales charges) mutual funds which seek to provide double tax-free income, exempt from both Massachusetts state personal income and regular federal income tax.

Expense information

Scudder Massachusetts Limited Term Tax Free Fund

How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Massachusetts Limited Term Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)          NONE
     Commissions to reinvest dividends                          NONE
     Redemption fees                                            NONE*
     Fees to exchange shares                                    NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended October 31, 1995.


     Investment management fee (after waiver)                   0.43%**
     12b-1 fees                                                  NONE
     Other expenses                                             0.32%
                                                                -----


     Total Fund operating expenses                              0.75%**
                                                                -------
                                                                -------

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

     1 Year          3 Years          5 Years         10 Years
     ------          -------          -------         --------
       $8              $24              $42             $93

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund or by Write-A-Check. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


** Until July 31, 1996, the Adviser has agreed to waive a portion of its fee to the extent necessary so that the total annualized expenses of the Fund do not exceed 0.75% of average daily net assets. If the Adviser had not agreed to reimburse operating expenses and waive a portion of its fee so that the total annualized expenses of the Fund did not exceed 0% from November 1, 1994 to February 28, 1995, 0.25% from March 1, 1995 to July 31, 1995 and 0.50% from August 1, 1995 to October 31, 1995, Fund expenses would have been: investment management fee 0.60%, other expenses 0.32% and total operating expenses 0.92% for the fiscal year ended October 31, 1995. To the extent that expenses fall below 0.75% during the fiscal year, the Adviser reserves the right to recoup, during the fiscal year incurred, amounts reimbursed or waived during the period, but only to the extent that the Fund's expenses do not exceed 0.75%.

Expense information

Scudder Massachusetts Tax Free Fund
How to compare a Scudder pure no-load(TM) fund

This information is designed to help you understand the various costs and expenses of investing in Scudder Massachusetts Tax Free Fund (the "Fund"). By reviewing this table and those in other mutual funds' prospectuses, you can compare the Fund's fees and expenses with those of other funds. With Scudder's pure no-load(TM) funds, you pay no commissions to purchase or redeem shares, or to exchange from one fund to another. As a result, all of your investment goes to work for you.

1) Shareholder transaction expenses: Expenses charged directly to your individual account in the Fund for various transactions.

     Sales commissions to purchase shares (sales load)            NONE
     Commissions to reinvest dividends                            NONE
     Redemption fees                                              NONE*
     Fees to exchange shares                                      NONE

2) Annual Fund operating expenses: Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets for the fiscal year ended March 31, 1995.

     Investment management fee                                    0.60%**
     12b-1 fees                                                   NONE
     Other expenses                                               0.17%
                                                                  -----
     Total Fund operating expenses                                0.77%**
                                                                 -------
                                                                 -------

Example

Based on the level of total Fund operating expenses listed above, the total expenses relating to a $1,000 investment, assuming a 5% annual return and redemption at the end of each period, are listed below. Investors do not pay these expenses directly; they are paid by the Fund before it distributes its net investment income to shareholders. (As noted above, the Fund has no redemption fees of any kind.)

  1 Year               3 Years           5 Years            10 Years
  ------               -------           -------            --------
    $8                   $25               $43                $95

See "Fund organization--Investment adviser" for further information about the investment management fee. This example assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Fund operating expenses" remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

* You may redeem by writing or calling the Fund. If you wish to receive your redemption proceeds via wire, there is a $5 wire service fee. For additional information, please refer to "Transaction information--Redeeming shares."


** The Adviser waived a portion of its fee so that the Fund's total operating expenses did not exceed: 0.25% of average daily net assets from April 1, 1994 to July 31, 1994, 0.50% from August 1, 1994 to December 31, 1994, and
     0.75% from January 1, 1995 to December 31, 1995. The above table shows what the fees and expenses would have been if the Adviser had not agreed to waive a portion of its fee. Actual total operating expenses for the fiscal year ended March 31, 1995, with waiver, equaled 0.47% of average daily net assets.

Financial highlights

Scudder Massachusetts Limited Term Tax Free Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements.


If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated October 31, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.

                                                                                                         FOR THE PERIOD
                                                                                                        FEBRUARY 15, 1994
                                                                           YEAR ENDED                     (COMMENCEMENT
                                                                           OCTOBER 31,                  OF OPERATIONS) TO
                                                                              1995                       OCTOBER 31, 1994
                                                                           -----------                 -------------------
Net asset value, beginning of period ...........................              $11.64                         $12.00
                                                                              ------                         ------
Income from investment operations:
   Net investment income (a) ...................................                 .54                            .36

   Net realized and unrealized gain (loss) on
     investment transactions ...................................                 .38                           (.36)
                                                                              ------                         ------
   Total from investment operations ............................                 .92                            .00
                                                                              ------                         ------
   Less distributions from net investment income ...............                (.54)                          (.36)
                                                                              ------                         ------

Net asset value, end of period .................................              $12.02                         $11.64
                                                                              ======                         ======
TOTAL RETURN (%) (b) ...........................................                8.08                           0.00**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................                  55                             36
Ratio of operating expenses, net to average
  daily net assets (%) (a)......................................                 .24                             --
Ratio of net investment income to average daily net assets (%)..                4.56                           4.45*
Portfolio turnover rate (%) ....................................                27.4                           26.3*
(a)  Reflects a per share amount of expenses, exclusive of
       management fees, reimbursed by the Adviser of ..........               $  .01                         $  .04
     Reflects a per share amount of management fee and other
       fees not imposed by the Adviser of .....................               $  .07                         $  .07
     Operating expense ratio including expenses reimbursed,
       management fee and other expenses not imposed (%) ......                  .92                           1.44*
(b)  Total returns are higher due to maintenance of the Fund's expenses.

*   Annualized

* *   Not annualized


Financial highlights

Scudder Massachusetts Tax Free Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the audited financial statements. If you would like more detailed information concerning the Fund's performance, a complete portfolio listing and audited financial statements are available in the Fund's Annual Report dated March 31, 1995 and may be obtained without charge by writing or calling Scudder Investor Services, Inc.


                                    SIX MONTHS
                                      ENDED
                                    SEPTEMBER 30,                      YEARS ENDED MARCH 31,
                                       1995         --------------------------------------------------------------
                                    (UNAUDITED)     1995     1994     1993     1992     1991     1990        1989
                                    -------------   --------------------------------------------------------------

Net asset value, beginning of
  period ...........................   $13.33      $13.16   $13.61   $12.81   $12.44   $12.25   $12.23      $12.28
                                        ------     ------   ------   ------   ------   ------   ------      ------
Income from investment operations:
  Net investment income (a) ........      .36         .74      .81      .84      .81      .83      .82         .81
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................      .30         .18     (.33)     .96      .46      .19      .13         .22
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total from investment operations....      .66         .92      .48     1.80     1.27     1.02      .95        1.03
                                        ------     ------   ------   ------   ------   ------   ------      ------
Less distributions:
  From net investment income .......     (.36)       (.74)    (.81)    (.84)    (.81)    (.83)    (.82)       (.88)
  From net  realized gains on
     investment transactions .......       --          --     (.08)    (.16)    (.09)      --     (.11)(b)    (.20)
  In excess of net realized gains...       --        (.01)    (.04)      --       --       --       --          --
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total distributions ................     (.36)       (.75)    (.93)   (1.00)    (.90)    (.83)    (.93)      (1.08)
                                        ------     ------   ------   ------   ------   ------   ------      ------
Net asset value, end of period .....    $13.63     $13.33   $13.16   $13.61   $12.81   $12.44   $12.25      $12.23
                                        ======     ======   ======   ======   ======   ======   ======      ======
TOTAL RETURN (%) (c) ...............      4.97**     7.37     3.37    14.59    10.46     8.60     7.89        9.50
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................       306        296      332      267      120       67       46          31
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................       .75*       .47      .07       --      .48      .60      .60         .51
Ratio of net investment income to
  average daily net assets (%) .....      5.26*      5.73     5.80     6.36     6.38     6.72     6.60        7.23
Portfolio turnover rate (%) ........      20.6*      10.2     17.0     29.6     23.2     27.1     45.5       110.5
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................    $   --     $   --   $  .01   $  .02   $   --   $   --   $   --      $  .01
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......    $   --     $  .04   $  .09   $  .08   $  .05   $  .06   $  .07      $  .07
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................       .77*       .77      .77      .83      .93     1.05     1.16        1.20


                                        FOR THE PERIOD
                                         MAY 28, 1987
                                        (COMMENCEMENT
                                      OF OPERATIONS) TO
                                          MARCH 31,
                                            1988
                                      -----------------

Net asset value, beginning of
  period ...........................        $12.00
                                            ------
Income from investment operations:
  Net investment income (a) ........           .69
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................           .21
                                            ------
Total from investment operations ...           .90
                                            ------
Less distributions:
  From net investment income .......          (.62)
  From net  realized gains on
     investment transactions .......            --
  In excess of net realized gains...            --
                                            ------
Total distributions ................          (.62)
                                            ------
Net asset value, end of period .....        $12.28
                                            ======
TOTAL RETURN (%) (c) ...............          7.73**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................            16
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................           .50*
Ratio of net investment income to
  average daily net assets (%) .....          7.55*
Portfolio turnover rate (%) ........          95.9*
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................        $  .10
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......        $  .05
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................          2.25*


(b) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(c) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized

A message from Scudder's chairman

Scudder, Stevens & Clark, Inc., investment adviser to the Scudder Family of Funds, was founded in 1919. We offered America's first no-load mutual fund in 1928. Today, we manage in excess of $100 billion for many private accounts and over 50 mutual fund portfolios. We manage the mutual funds in a special program for the American Association of Retired Persons, as well as the fund options available through Scudder Horizon Plan, a tax-advantaged variable annuity. We also advise The Japan Fund and nine closed-end funds that invest in countries around the world.

The Scudder Family of Funds is designed to make investing easy and less costly. It includes money market, tax free, income and growth funds as well as IRAs, 401(k)s, Keoghs and other retirement plans.

Services available to all shareholders include toll-free access to the professional service representatives of Scudder Investor Relations, easy exchange among funds, shareholder reports, informative newsletters and the walk-in convenience of Scudder Funds Centers.

All Scudder mutual funds are pure no-load(TM). This means you pay no commissions to purchase or redeem your shares or to exchange from one fund to another. There are no "12b-1" fees either, which many other funds now charge to support their marketing efforts. All of your investment goes to work for you. We look forward to welcoming you as a shareholder.

                                                                /s/Daniel Pierce

The Funds

o seek to provide double tax-free income exempt from both Massachusetts personal and regular federal income tax

o active portfolio management by Scudder's professional team of credit analysts and municipal bond market experts

o    dividends declared daily and paid monthly


     Scudder Massachusetts Limited Term Tax Free Fund

o    average portfolio maturity limited to between one and five years

o    invests primarily in shorter-term, investment-grade municipal securities

o    free checkwriting


     Scudder Massachusetts Tax Free Fund

o    invests primarily in long-term investment-grade municipal securities


Contents

Investment objectives and policies                     7
Summary of important features                          9
Tax-exempt vs. taxable income                          9
Why invest in these Funds?                            10
Additional information about policies
  and investments                                     11
Purchases                                             14
Exchanges and redemptions                             15
Distribution and performance information              18
Fund organization                                     19
Transaction information                               21
Shareholder benefits                                  24
Trustees and Officers                                 26
Investment products and services                      27
How to contact Scudder                        Back cover

Investment objectives and policies

Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund (the "Funds"), each a non-diversified series of Scudder State Tax Free Trust, are pure no load(TM) funds designed for Massachusetts residents seeking income exempt from both state and regular federal income tax. Because these Funds are intended for investors subject to Massachusetts personal income tax, they may not be appropriate for all investors and are not available in all states.

The two Funds have different investment objectives and characteristics. Their two prospectuses are presented together so you can understand their important differences and decide which Fund or combination of the two is most suitable for your investment needs.

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. Shareholders will receive written notice of any changes in either Fund's objective. If there is a change in investment objective, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. There can be no assurance that either Fund's objective will be met.

Scudder Massachusetts Limited Term
Tax Free Fund

Scudder Massachusetts Limited Term Tax Free Fund seeks a higher and more stable level of income than normally provided by tax-free money market investments, yet more price stability than investments in intermediate- and long-term municipal bonds.

The Fund's objective is to provide as high a level of income exempt from Massachusetts state personal income and regular federal income tax as is consistent with a high degree of price stability. The dollar-weighted average effective maturity of the Fund's portfolio will range between one and five years. Within this limitation, Scudder Massachusetts Limited Term Tax Free Fund may not purchase individual securities with effective maturities greater than 10 years at the time of purchase or issuance, whichever is later.

Scudder Massachusetts Tax Free Fund

Scudder Massachusetts Tax Free Fund seeks a higher level of income than normally provided by tax-free money market or tax-free short-term investments. Typically, however, it will experience less price stability than Scudder Massachusetts Limited Term Tax Free Fund because the investments will be principally in municipal securities with long-term maturities (i.e., more than 10 years). Scudder Massachusetts Tax Free Fund has the flexibility, however, to invest in Massachusetts municipal securities with short- and medium-term maturities as well.

Quality standards of both Funds

Normally, at least 75% of the municipal securities purchased by each Fund will be investment-grade quality which are those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or if unrated, judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), to be of equivalent quality. This limit notwithstanding, Scudder Massachusetts Limited Term Tax Free Fund will, under normal conditions, invest at least 50% of its total assets in fixed-income securities rated A or better by Moody's, S&P or Fitch or unrated securities judged by the Adviser to be of equivalent quality at the time of purchase. To the extent the Fund invests in higher-grade securities, it will be unable to avail itself of opportunities for higher income which may be available with lower-grade investments. Securities in these three top rating categories are judged by the Adviser to have an adequate if not strong capacity to repay principal and pay interest.

Each Fund may invest up to 25% of its total assets in fixed-income securities rated below investment-grade; that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by the Adviser. The Funds may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.


During the fiscal year ended March 31, 1995 for Scudder Massachusetts Tax Free Fund and October 31, 1995 for Scudder Massachusetts Limited Term Tax Free Fund, the average monthly dollar-weighted market value of the bonds in each Fund's portfolio rated lower than BBB by Moody's, S&P or Fitch, or their equivalent was 0%.


High quality bonds, those within the two highest of the quality rating categories, characteristically have a strong capacity to pay interest and repay principal. Medium-grade bonds, those within the next two such categories, are defined as having adequate capacity to pay interest and repay principal. In addition, certain medium-grade bonds are considered to have speculative characteristics. While some lower-grade bonds (so-called "junk bonds") have produced higher yields in the past than investment-grade bonds, they are considered to be predominantly speculative and, therefore, carry greater risk.

The Funds' investments must also meet credit standards applied by the Adviser. Should the rating of a portfolio security be downgraded after being purchased by either Fund, the Adviser will determine whether it is in the best interest of that Fund to retain or dispose of the security.

Investments of both Funds

It is a fundamental policy, which may not be changed without a vote of shareholders, that each Fund normally invests at least 80% of its net assets in municipal securities of issuers located in Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). It is the opinion of bond counsel, rendered on the date of issuance, that income from these obligations is exempt from both Massachusetts personal income tax and regular federal income tax ("Massachusetts municipal securities"). These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities.

Each Fund may invest in other municipal securities such as variable rate demand instruments, as well as municipal notes of issuers located in Massachusetts and other qualifying issuers, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

Under normal market conditions, each Fund expects 100% of its portfolio securities to consist of Massachusetts municipal securities. However, if defensive considerations or an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of a Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments and,


Summary of important features


 -----------------------------------------------------------------------------------------------------------------------
                   Investment objectives      Investments         Maturity              Quality           Dividends
                    and characteristics
 Scudder         o  prices expected to     o  focus on       o  primarily        o  75% of             o  declared
 Massachusetts      fluctuate moderately      investment-       shorter-term        investments rated     daily and
 Limited Term       with changes in           grade             bonds, average      within top four       paid monthly
 Tax Free Fund      interest rates            Massachusetts     maturity            quality ratings,   o  option to
                 o  income exempt from        municipal         between one         including 50%         receive in
                    both Massachusetts        securities        and five years      within top three,     cash or
                    state personal income                                           or judged to be       reinvest in
                    tax and regular                                                 of comparable         additional
                    federal income tax                                              quality               shares

 Scudder         o  prices will fluctuate  o  focus on       o  primarily        o  75% of             o  declared
 Massachusetts      with changes in           investment-       long-term           investments rated     daily and
 Tax Free Fund      interest rates            grade             bonds,              within top four       paid monthly
                 o  income exempt from        Massachusetts     generally with      quality ratings    o  option to
                    both Massachusetts        municipal         maturities of       or judged to be       receive in
                    state personal income     securities        more than ten       of comparable         cash or
                    tax and regular                             years               quality               reinvest in
                    federal income tax                                                                    additional
                                                                                                          shares

 -----------------------------------------------------------------------------------------------------------------------



  Tax-exempt vs. taxable income


 -------------------------------------------------------------------------------------------------------------------------
 Tax Free Yields and Corresponding  Taxable Equivalents.  The table below shows Massachusetts  taxpayers what an investor would have to earn from a comparable taxable investment to equal Scudder  Massachusetts  Limited Term Tax Free Fund's or
 Scudder Massachusetts Tax Free Fund's double tax-free yield.

 Today many  investors  may find that  federal  tax and  Massachusetts  personal  income tax rates  make  either  Fund an attractive alternative to investments paying taxable income.

                                                           TO EQUAL HYPOTHETICAL TAX-FREE YIELDS OF 5%, 7% AND 9%, A
                                       COMBINED                        TAXABLE INVESTMENT WOULD HAVE TO EARN*:
     1996 TAXABLE INCOME:           MARGINAL TAX RATE:               5%                  7%                   9%
 -------------------------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------------------------
                            INDIVIDUAL
                          --------------
         $  24,000-58,150                  36.64%                 7.89%               11.05%              14.20%
           58,151-121,300                   39.28                  8.23                11.53               14.82
          121,301-263,750                   43.68                  8.88                12.43               15.98
             OVER 263,750                   46.85                  9.41                13.17               16.93
                           JOINT RETURN
                         ----------------
         $  40,100-96,900                  36.64%                 7.89%               11.05%              14.20%
           96,901-147,700                   39.28                  8.23                11.53               14.82
          147,701-263,750                   43.68                  8.88                12.43               15.98
             OVER 263,750                   46.85                  9.41                13.17               16.93

 -------------------------------------------------------------------------------------------------------------------------
*  These  illustrations  assume a marginal  federal  income tax rate of 28% to 39.6% and that the  federal  alternative minimum tax is not applicable.  Upper income  individuals may be subject to an effective  federal income tax rate in excess of the applicable  marginal rate as a result of the phase-out of personal  exemptions and itemized deductions made permanent by the Revenue  Reconciliation Act of 1993.  Individuals subject to these phase-out  provisions would have to invest in  taxable  securities  with a yield in excess of those  shown on the table in order to  achieve  an after-tax yield equivalent to the yield on a comparable tax-exempt security.

in the case of Scudder Massachusetts Tax Free Fund, repurchase agreements.

Each Fund may temporarily invest more than 20% of its net assets in taxable securities during periods which, in the Adviser's opinion, require a defensive position.

Each Fund may also invest up to 20% of its total assets in municipal securities the interest income from which is taxable or subject to the alternative minimum tax ("AMT" bonds). Fund distributions from interest on certain municipal securities subject to the alternative minimum tax, such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.

Each Fund may invest in third party puts, and when-issued or forward delivery securities, which may involve certain expenses and risks, including credit risks. Scudder Massachusetts Tax Free Fund may also enter into repurchase agreements, reverse repurchase agreements and stand-by commitments which may involve certain expenses and risks, including credit risks. None of these securities and techniques is expected to comprise a major portion of the Funds' investments. In addition, each Fund may purchase indexed securities and may engage in strategic transactions. See "Additional information about policies and investments" for more information about certain of these investment techniques.

Each Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' supervision, performs credit analysis and manages each Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term.

Why invest in these Funds?

The Funds are professionally managed portfolios consisting primarily of investment-grade municipal securities. The Adviser believes that investment results can be enhanced by active professional management. Professional management distinguishes the Funds from unit investment trusts, which cannot be actively managed.

Tax-free income

As illustrated by the chart on the preceding page, depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from these Funds than from comparable investments that pay income subject to both Massachusetts personal income tax and regular federal income tax. For example, if your regular federal marginal tax rate is 36% and your Massachusetts tax rate is 12%, your effective combined marginal tax rate is 43.68% when adjusted for the deductibility of state taxes. This means, for example, you would need to earn a taxable return of 9.36% to receive after-tax income equal to the 5.27% tax-free yield provided by Scudder Massachusetts Tax Free Fund for the 30-day period ended March 31, 1995, or earn a taxable return of 7.40% to receive after-tax income equal to the 4.17% tax-free yield provided by Scudder Massachusetts Limited Term Tax Free Fund for the 30-day period ended October 31, 1995. In other words, it would be necessary to earn $1,775 from a taxable investment to equal $1,000 of tax-free income you receive from either Fund. The yield levels of tax-free and taxable investments continually change. Before investing in a Fund, you should compare its yield to the after-tax yield you would receive from a comparable investment paying taxable income. For up-to-date yield information on the Funds, shareholders can call SAIL, Scudder Automated Information Line, for toll-free information at any time.

Investment characteristics

Scudder Massachusetts Limited Term Tax Free Fund is managed for current income, liquidity and a relatively high degree of price stability. For the investor who can tolerate more price volatility, Scudder Massachusetts Limited Term Tax Free Fund can be used as an alternative to a tax-free money market fund. While a tax-free money fund is managed for total price stability, it generally offers lower and less stable yields than a short-term municipal bond fund. Further, Scudder Massachusetts Limited Term Tax Free Fund may appeal to investors concerned about market volatility or the possibility of rising interest rates, and so are willing to accept somewhat lower yields than normally provided by a longer-term bond fund in exchange for greater price stability. Some investors may view Scudder Massachusetts Limited Term Tax Free Fund as a tax-free alternative to a bank certificate of deposit ("CD"). While an investment in Scudder Massachusetts Limited Term Tax Free Fund is not federally insured and there is no guarantee of price stability, an investment in the Fund--unlike a CD--is not locked away for any period, may be redeemed at any time without incurring early withdrawal penalties and may provide a higher after-tax yield.

Investors may choose Scudder Massachusetts Tax Free Fund as an alternative or complement to tax-free money market or tax-free shorter-term investments. Although shareholders will be assuming the possibility of greater price fluctuation, they will typically be receiving a higher yield than normally provided by tax-free income funds with relatively short maturities. Investors in either Fund will also benefit from the convenience, cost-savings and professional management of a mutual fund free of sales commissions. Scudder, Stevens & Clark, Inc. has been researching and managing fixed-income investments since 1929 and currently oversees more than $50 billion in bonds, including $11 billion in municipal securities. Further, Scudder, Stevens & Clark, Inc. serves as investment manager to 13 tax-free mutual funds with assets exceeding $2 billion as of December 31, 1995.

In addition, each Fund offers all the benefits of the Scudder Family of Funds. Scudder, Stevens & Clark, Inc. manages a diverse family of pure no-load(TM) funds and provides a wide range of services to help investors meet their investment needs. Please refer to "Investment products and services" for additional information.

Additional information about policies and investments

Investment restrictions

Each Fund has adopted certain fundamental policies which may not be changed without a vote of shareholders and which are designed to reduce the Funds' investment risk.

Each Fund may not borrow money except as a temporary measure for extraordinary or emergency purposes or, in the case of Scudder Massachusetts Tax Free Fund, in connection with reverse repurchase agreements.

Scudder Massachusetts Limited Term Tax Free Fund may not make loans except through the lending of portfolio securities, the purchase of debt securities or through repurchase agreements. Scudder Massachusetts Tax Free Fund may not make loans except through the purchase of debt obligations or through repurchase agreements.

Each Fund may invest more than 25% of its assets in industrial development or other private activity bonds. For purposes of each Fund's investment limitation regarding concentration of investments in any one industry, all such bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


In addition, as a matter of nonfundamental policy, Scudder Massachusetts Tax Free Fund may not invest more than 10% of its total assets, in the aggregate, in repurchase agreements maturing in more than seven days, restricted securities or securities which are not readily marketable. Scudder Massachusetts Limited Term Tax Free Fund may not invest more than 10% of its total assets in restricted securities.


Each Fund also may not invest more than 25% of its assets in Massachusetts municipal securities which are secured by revenues from health facilities, toll roads, ports and airports, or colleges and universities. The Funds do not expect to invest in non-publicly offered securities.

A complete description of these and other policies and restrictions is contained under "Investment Restrictions" in the Funds' Statement of Additional Information.

Investing in Massachusetts

Each Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than is a comparable municipal bond fund that does not emphasize these issuers to this degree. Throughout much of the 1980s, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth has slowed since 1988. All sectors of the economy have experienced job losses, including high technology, construction and financial industries. In addition, the economy has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. After declining since 1989, total Massachusetts employment showed positive annual growth in 1993 and 1994. Employment in 1993 and 1994 increased in all sectors, except manufacturing which has experienced declines in each year since 1985. The unemployment rate for the Commonwealth as of January, 1996 was 5.2%, compared to a national rate of 5.8%. Per capita personal income growth has slowed in recent years, after several years during which the per capita personal income growth rate in Massachusetts was among the highest in the nation. In 1994, however, per capita personal income grew at a rate higher than the national average. Per capita personal income in Massachusetts is still one of the highest in the nation. For additional information about the Massachusetts economy, see the Funds' Statement of Additional Information dated March 1, 1996.

When-issued securities

Each Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Repurchase agreements

As a means of earning taxable income for periods as short as overnight, Scudder Massachusetts Tax Free Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, the Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders.

Stand-by commitments

To facilitate liquidity, Scudder Massachusetts Tax Free Fund may enter into "stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost to the Fund, and any costs would be, in any event, limited to no more than 0.50% of the value of the total assets of the Fund. Any such costs may, however, reduce yield.

Third party puts

Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Funds at specified intervals to tender (or "put") its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.

Variable rate demand instruments

Each Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally.

These instruments also permit the Funds to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent.

Municipal lease obligations

Each Fund may invest in municipal lease obligations and participation interests in such obligations. These obligations, which may take the form of a lease, an installment purchase contract or a conditional sales contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Funds will not hold such obligations directly, but will purchase a certificate of participation or other participation interest in a municipal obligation from a bank or other financial intermediary. A participation interest gives the Funds a proportionate interest in the underlying obligation.

Indexed securities

Each Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument.

Strategic Transactions and derivatives

Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of each Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit (except to the extent that 80% of each Fund's net assets are required to be invested in tax-exempt Massachusetts municipal securities, and as limited by each Fund's other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets fluctuations, to protect each Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of

(Continued on page 16)

Purchases


 Opening             Minimum initial investment: $1,000; IRAs $500
 an account          Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send your completed and signed application and check
 payable to "The
 Scudder Funds."
                                                 by regular mail to:       or          by express, registered,
                                                                                       or certified mail to:
                                                 The Scudder Funds                     Scudder Shareholder Services
                                                 P.O. Box 2291                         Center
                                                 Boston, MA                            42 Longwater Drive
                                                 02107-2291                            Norwell, MA
                                                                                       02061-1612
                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the ABA wire transfer number. Then call 1-800-225-5163 for instructions.

                     o  In Person            Visit one of our Funds Centers to complete your application with the help of a Scudder representative. Funds Center locations are listed under
                                             Shareholder benefits.
 -----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------
 Purchasing          Minimum additional investment: $100; IRAs $50
 additional shares   Group retirement plans (401(k), 403(b), etc.) have similar or lower minimums. See appropriate plan literature.

 Make checks         o  By Mail              Send a check with a Scudder investment slip, or with a letter of
 payable to "The                             instruction including your account number and the complete Fund name, to
 Scudder Funds."                             the appropriate address listed above.

                     o  By Wire              Please see Transaction information--Purchasing shares--
                                             By wire following these tables for details, including the
                                             ABA wire transfer number.

                     o  In Person            Visit one of our Funds Centers to make an additional investment in your
                                             Scudder fund account. Funds Center locations are listed under Shareholder benefits.

                     o  By Telephone         Please see Transaction information--Purchasing shares--
                                             By AutoBuy for more details.

                     o  By Automatic         You may arrange to make investments on a regular basis through automatic
                        Investment Plan      deductions from your bank checking account. Please call 1-800-225-5163
                        ($50 minimum)        for more information and an enrollment form.


Exchanges and redemptions

 Exchanging shares Minimum investments: $1,000 to establish a new account; $100 to exchange among existing accounts


                   o  By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                       8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                       Information Line, call 1-800-343-2890 (24 hours a day).

                   o  By Mail          Print or type your instructions and include:
                      or Fax             -   the name of the Fund and the account number you are exchanging from;
                                         -   your name(s) and address as they appear on your account;
                                         -   the dollar amount or number of shares you wish to exchange;
                                         -   the name of the Fund you are exchanging into; and
                                         -   your signature(s) as it appears on your account and a daytime telephone number.

                                       Send your instructions

                                       by regular mail to:     or by express, registered,     or by fax to:
                                                                  or certified mail to:

                                       The Scudder Funds          Scudder Shareholder Services   1-800-821-6234
                                       P.O. Box 2291              Center
                                       Boston, MA 02107-2291      42 Longwater Drive
                                                                  Norwell, MA
                                                                  02061-1612
 -----------------------------------------------------------------------------------------------------------------------
 -----------------------------------------------------------------------------------------------------------------------

 Redeeming shares  o  By Telephone     To speak with a service representative, call 1-800-225-5163 from
                                       8 a.m. to 8 p.m. eastern time or to access SAIL(TM), Scudder's Automated
                                       Information Line, call 1-800-343-2890 (24 hours a day). You may have redemption proceeds sent to your predesignated bank account, or redemption proceeds of up to $50,000 sent to your address of record.

                   o  By "Write-       For Scudder Massachusetts Limited Term Tax Free Fund, you may redeem shares by
                      A-Check"         writing checks against your account balance as often as you like for at least
                                       $100, but not more than $5,000,000.

                   o  By Mail          Send your instructions for redemption to the appropriate address or fax number
                      or Fax           above and include:
                                         -   the name of the Fund and account number you are redeeming from;
                                         -   your name(s) and address as they appear on your account;
                                         -   the dollar amount or number of shares you wish to redeem; and
                                         -   your signature(s) as it appears on your account and a daytime telephone number.


                                       A signature guarantee is required for redemptions over $50,000. See Transaction information--Redeeming shares following these tables.

                   o  By Automatic     You may arrange to receive automatic cash payments periodically. Call
                      Withdrawal Plan  1-800-225-5163 for more information and an enrollment form.


(Continued from page 13)

such securities for investment purposes, to manage the effective maturity or duration of each Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes. Please refer to "Risk factors--Strategic Transactions and derivatives" for more information.

Risk factors

The Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Adviser. The following are descriptions of certain risks related to the investments and techniques that the Funds may use from time to time.

Non-diversified investment company. As "non-diversified" investment companies, each Fund may invest a greater proportion of their assets in the securities of a smaller number of issuers. The investment of a large percentage of each Fund's assets in the securities of a small number of issuers may cause a Fund's share price to fluctuate more than that of a diversified investment company.

Investing in Massachusetts. If either Massachusetts or any of its local governmental entities or public instrumentalities were to be unable to meet its financial obligations, the income derived by the Funds, their net asset value or liquidity and the ability to preserve or realize appreciation of the Funds' capital could be adversely affected.

The persistence of serious financial difficulties could adversely affect the market value and marketability of, or result in default in payment on, outstanding municipal securities. Beginning in fiscal 1987 through fiscal 1991, the Commonwealth experienced operating deficits and lower than anticipated tax revenues resulting in an extended period of serious financial difficulties. In fiscal 1992, tax revenues exceeded official estimates, expenditures were cut and revenues grew by only 0.7%. However, despite the recession, the Commonwealth ended fiscal 1992 with a $312.3 million operating surplus and a positive fund balance of $549.4 million, when combined with the prior year surplus attributable to the deficit bonds. The Commonwealth ended both fiscal 1993 and fiscal 1994 with surpluses of $13.1 million and $26.8 million, respectively, and positive aggregate ending fund balances in budgeted operating funds of $562.5 million and approximately $589.3 million, respectively. Fiscal 1995 resulted in expenditures of approximately $16.8 billion (unaudited). The fiscal 1996 budget calls for approximately $17 billion in expenditures.

As of the date of this prospectus, the Commonwealth's general obligation bonds are rated A+ by S&P and A1 by Moody's. From time to time, the rating agencies may change their ratings in response to budgetary matters or other economic indicators. Massachusetts local governmental entities are subject to certain limitations on their taxing power that could affect their ability or the ability of the Commonwealth to meet their respective financial obligations. See "Investing in Massachusetts" in the Funds' Statement of Additional Information for further details about the risks of investing in Massachusetts municipal securities.

Lower-grade debt securities. While each Fund invests 75% of its assets in investment-grade securities, each may invest a portion of its assets in lower-grade securities rated below Baa by Moody's or below BBB by S&P or Fitch. Securities rated below investment-grade are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher quality fixed-income securities. The market prices of such lower-rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities and a Fund may have difficulty disposing of these securities at the time it wishes to. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value.

Third party puts. In connection with a third party put, the financial institution granting the option does not provide credit enhancement, and typically if there is a default on or significant downgrading of the bond or a loss of its tax-exempt status, the put option will terminate automatically and the risk to the Funds will be that of holding a long-term bond.

Municipal lease obligations. Municipal lease obligations and participation interests in such obligations frequently have risks distinct from those associated with general obligation or revenue bonds. Municipal lease obligations are not secured by the governmental issuer's credit, and if funds are not appropriated for lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Funds. Although "non-appropriation" obligations are secured by the leased property, disposition of that property in the event of foreclosure might prove difficult, time consuming and costly. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear. In evaluating the credit quality of a municipal lease obligation that is unrated, the Adviser will consider a number of factors including the likelihood that the governmental issuer will discontinue appropriating funding for the leased property.

Illiquid investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time- consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price.

Indexed securities. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, a Fund will bear the market risk of the reference instrument.

Strategic Transactions and derivatives. Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that each Fund may use and some of their risks are described more fully in the Funds' Statement of Additional Information.

Distribution and performance information

Dividends and capital gains distributions

The Funds' dividends from net investment income are declared daily and distributed monthly. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of federal excise tax, although an additional distribution may be made within three months of each Fund's fiscal year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. According to preference, shareholders may receive distributions in cash or have them reinvested in additional shares of the Funds.

Distributions derived from interest on Massachusetts municipal securities are not subject to regular federal income taxes, except for the possible applicability of the federal alternative minimum tax. For federal income tax purposes, a portion of the Funds' income may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

Under Massachusetts law, dividends paid by the Funds are exempt from Massachusetts personal income tax for individuals who reside in Massachusetts to the extent such dividends are exempt from regular federal income tax and are identified by the Funds as derived from interest payments on Massachusetts municipal securities and certain other qualifying securities (including Puerto Rico, the U.S. Virgin Islands and Guam). Long-term capital gains distributions are taxable as long-term capital gains, except such distributions which the Funds identify as derived from the sale of certain Massachusetts obligations which are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation which specifically exempts gain on their sale from Massachusetts income taxation.

The Funds expect to ordinarily provide income that is 100% free from Massachusetts personal income tax and regular federal income tax. However, gains from certain Strategic Transactions are taxable.

Some of the Funds' interest income may be treated as a tax preference item that may subject an individual investor to liability (or increased liability) under the federal alternative minimum tax, depending upon an investor's particular situation. However, at least 80% of each Fund's net assets will normally be invested in Massachusetts municipal securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Tax-exempt income may also subject a corporate investor to liability (or increased liability) under the corporate alternative minimum tax.

Each Fund sends detailed tax information to shareholders about the amount and type of their distributions by January 31 of the following year.

Performance information

From time to time, quotations of each Fund's performance may be included in advertisements, sales literature, or shareholder reports. All performance figures are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. The "SEC yield" of a Fund is an annualized expression of the net income generated by a Fund over a specified 30-day (one month) period, as a percentage of a Fund's share price on the last day of that period. This yield is calculated according to methods required by the Securities and Exchange Commission (the "SEC"), and therefore may not equate to the level of income paid to shareholders. A Fund's "tax-equivalent yield" is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a Fund shareholder. Yields are expressed as annualized percentages. "Total return" is the change in value of an investment in a Fund for a specified period. The "average annual total return" of a Fund is the average annual compound rate of return of an investment in a Fund assuming the investment has been held for one year, five years and the life of the Fund as of a stated ending date. (If a Fund has not been in operation for at least ten years, the life of the Fund is used where applicable.) "Cumulative total return" represents the cumulative change in value of an investment in a Fund for various periods. All types of total return calculations assume that all dividends and capital gains distributions during the period were reinvested in shares of a Fund. Performance will vary based upon, among other things, changes in market conditions and the level of each Fund's expenses.

Fund organization

Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund are series of Scudder State Tax Free Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust in May 1983.

The Funds' activities are supervised by the Trust's Board of Trustees. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Trust is not required to hold, and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Trustees, changing fundamental investment policies or approving an investment management contract. Shareholders will be assisted in communicating with other shareholders in connection with removing a Trustee as if Section 16(c) of the 1940 Act were applicable.

The prospectuses of both Funds are combined in this prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement or omission in the prospectus of the other Fund. The Trustees of the Trust have considered this and approved the use of a combined prospectus.

Investment adviser

Each Fund retains the investment management firm of Scudder, Stevens & Clark, Inc., a Delaware corporation, to manage the Fund's daily investment and business affairs subject to the policies established by the Board of Trustees. The Trustees have overall responsibility for the management of the Funds under Massachusetts law.

The Adviser receives monthly an investment management fee for its services equal to 0.60% of each Fund's average daily net assets on an annual basis.

From November 1, 1994 through February 28, 1995 the Adviser maintained the total annualized expenses for Scudder Massachusetts Limited Term Tax Free Fund at 0%, 0.25% from March 1, 1995 to July 31, 1995 and 0.50% from August 1, 1995 to October 31, 1995.


The Adviser continued to maintain the total annualized expenses through February 29, 1996 at 0.50% and has agreed to maintain the total annualized expenses for Scudder Massachusetts Limited Term Tax Free Fund at 0.75% of the average daily net assets of the Fund until July 31, 1996. For the fiscal year ended October 31, 1995, the Adviser received an investment management fee of 0.05% of the Fund's average daily net assets on an annualized basis.

The Adviser maintained the total annualized expenses for Scudder Massachusetts Tax Free Fund at 0.25% of average daily net assets from April 1, 1994 to July 31, 1994, 0.50% from August 1, 1994 to December 31, 1994 and 0.75% from January 1, 1995 to March 31, 1995.

The Adviser continued to maintain the annualized expenses for Scudder Massachusetts Tax Free Fund at 0.75% of the average daily net assets of the Fund until December 31, 1995. For the fiscal year ended March 31, 1995, the Adviser received an investment management fee of 0.30% of the Fund's average daily net assets on an annualized basis.


All of a Fund's expenses are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

Scudder, Stevens & Clark, Inc. is located at Two International Place, Boston, Massachusetts.

Transfer agent

Scudder Service Corporation, P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer, shareholder servicing and dividend-paying agent for the Funds.

Underwriter

Scudder Investor Services, Inc., a subsidiary of the Adviser, is the Funds' principal underwriter. Scudder Investor Services, Inc. confirms, as agent, all purchases of shares of each Fund. Scudder Investor Relations is a telephone information service provided by Scudder Investor Services, Inc.

Custodian

State Street Bank and Trust Company is the Funds' custodian.

Fund accounting agent

Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the general accounting records of the Funds.

Transaction information

Purchasing shares

Purchases are executed at the next calculated net asset value per share after the Funds' transfer agent receives the purchase request in good order. Purchases are made in full and fractional shares. (See "Share price.")

By check. If you purchase shares with a check that does not clear, your purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Checks must be drawn on or payable through a U.S. bank. If you purchase shares by check and redeem them within seven business days of purchase, a Fund may hold redemption proceeds until the purchase check has cleared. If you purchase shares by federal funds wire, you may avoid this delay. Redemption or exchange requests by telephone or by "Write-A-Check," in the case of Scudder Massachusetts Limited Term Tax Free Fund, prior to the expiration of the seven-day period will not be accepted.

By wire. To open a new account by wire, first call Scudder at 1-800-225-5163 to obtain an account number. A representative will instruct you to send a completed, signed application to the transfer agent. Accounts cannot be opened without a completed, signed application and a Scudder fund account number. Contact your bank to arrange a wire transfer to:

        The Scudder Funds
        State Street Bank and Trust Company
        Boston, MA 02101
        ABA Number 011000028
        DDA Account 9903-5552

Your wire instructions must also include:

--   the name of the fund in which the money is to be invested,

--   the account number of the fund, and

--   the name(s) of the account holder(s).

The account will be established once the application and money order are received in good order.

You may also make additional investments of $100 or more to your existing account by wire.

By exchange. Your new account will have the same registration and address as your existing account.

The exchange requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. Please call 1-800-225-5163 for more information, including information about the transfer of special account features.

You can also make exchanges among your Scudder fund accounts on SAIL, the Scudder Automated Information Line, by calling 1-800-343-2890.

By "AutoBuy." If you elected "AutoBuy" for your account, you can call toll-free to purchase shares. The money will be automatically transferred from your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoBuy," call 1-800-225-5163 for more information.

To purchase additional shares, call 1-800-225-5163. Purchases must be for at least $250 but not more than $250,000. Proceeds in the amount of your purchase will be transferred from your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the New York Stock Exchange (the "Exchange"), shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. "AutoBuy" requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day.

If you purchase shares by "AutoBuy" and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account, the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. "AutoBuy" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

Redeeming shares

The Funds allow you to redeem shares (i.e., sell them back to each Fund) without redemption fees.

By telephone. This is the quickest and easiest way to sell Fund shares. If you elected telephone redemption to your bank on your application, you can call to request that federal funds be sent to your authorized bank account. If you did not elect telephone redemption to your bank on your application, call 1-800-225-5163 for more information.

Redemption proceeds will be wired to your bank unless otherwise requested. If your bank cannot receive federal reserve wires, redemption proceeds will be mailed to your bank. There will be a $5 charge for all wire redemptions.

You can also make redemptions from your Scudder fund account on SAIL, by calling 1-800-343-2890.

If you open an account by wire, you cannot redeem shares by telephone until the Funds' transfer agent has received your completed and signed application.

In the event that you are unable to reach the Funds by telephone, you should write to the Funds; see "How to contact Scudder" for the address.

By "AutoSell." If you elected "AutoSell" for your account, you can call toll-free to redeem shares. The money will be automatically transferred to your predesignated bank checking account. Your bank must be a member of the Automated Clearing House for you to use this service. If you did not elect "AutoSell," call 1-800-225-5163 for more information.

To redeem shares, call 1-800-225-5163. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. "AutoSell" requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day.

"AutoSell" transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

By "Write-A-Check." You may redeem shares of Scudder Massachusetts Limited Term Tax Free Fund by writing checks against your account balance for at least $100. Your Fund investments will continue to earn dividends until your check is presented to the Fund for payment.

Checks will be returned by the Fund's transfer agent if there are insufficient shares to meet the withdrawal amount. You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written.

Signature guarantees. For your protection and to prevent fraudulent redemptions, on written redemption requests in excess of $50,000 we require an original signature and an original signature guarantee for each person in whose name the account is registered. (Each Fund reserves the right, however, to require a signature guarantee for all redemptions.) You can obtain a signature guarantee from most banks, credit unions or savings associations, or from broker/dealers, municipal securities broker/dealers, government securities broker/dealers, national securities exchanges, registered securities associations or clearing agencies deemed eligible by the Securities and Exchange Commission. Signature guarantees by notaries public are not acceptable. Redemption requirements for corporations, other organizations, trusts, fiduciaries, agents, institutional investors and retirement plans may be different from those for regular accounts. For more information, please call 1-800-225-5163.

Telephone transactions

Shareholders automatically receive the ability to exchange by telephone and the right to redeem by telephone up to $50,000 to their address of record. Shareholders also may, by telephone, request that redemption proceeds be sent to a predesignated bank account. Each Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller's identity and sending written confirmation of telephone transactions. If a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Share price

Purchases and redemptions, including exchanges, are made at net asset value. Scudder Fund Accounting Corporation determines the net asset value per share for each Fund as of the close of regular trading on the Exchange, normally 4 p.m. eastern time, on each day the Exchange is open for trading. Net asset value per share is calculated by dividing the value of total Fund assets, less all liabilities, by the total number of shares outstanding.

Processing time

All purchase and redemption requests must be received in good order by the Funds' transfer agent. Those requests received by the close of regular trading on the Exchange are executed at the net asset value per share calculated at the close of trading that day. Purchase and redemption requests received after the close of regular trading on the Exchange will be executed the following business day. Purchases made by federal funds wire before noon eastern time will begin earning income that day; all other purchases received before the close of regular trading on the Exchange will begin earning income the next business day. Redeemed shares will earn income on the day on which the redemption request is executed.

If you wish to make a purchase of $500,000 or more, you should notify Scudder Investor Relations by calling 1-800-225-5163.

Each Fund will normally send redemption proceeds within one business day following the redemption request, but may take up to seven business days (or longer in the case of shares recently purchased by check).

Short-term trading

Purchases and sales should be made for long-term investment purposes only. The Funds and Scudder Investor Services, Inc. each reserve the right to restrict purchases of a Fund's shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in a Fund's share price appears evident.

Tax information

A redemption of shares, including an exchange into another Scudder fund, is a sale of shares and may result in a gain or loss for income tax purposes.

Tax identification number

Be sure to complete the Tax Identification Number section of the Fund's application when you open an account. Federal tax law requires a Fund to withhold 31% of taxable dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a certified Social Security or tax identification number and certain other certified information or upon notification from the IRS or a broker that withholding is required. Each Fund reserves the right to reject new account applications without a certified Social Security or tax identification number. Each Fund also reserves the right, following 30 days' notice, to redeem all shares in accounts without a certified Social Security or tax identification number. A shareholder may avoid involuntary redemption by providing the Fund with a tax identification number during the 30-day notice period.

Minimum balances

Shareholders should maintain a share balance worth at least $1,000, which amount may be changed by the Board of Trustees. Scudder retirement plans have similar or lower minimum share balance requirements. Each Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in sub-minimum accounts, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Each Fund will mail the proceeds of the redeemed account to the shareholder. The shareholder may restore the share balance to $1,000 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption.

Third party transactions

If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.

Shareholder benefits

Experienced professional management

Scudder, Stevens & Clark, Inc., one of the nation's most experienced investment management firms, actively manages your Scudder fund investment. Professional management is an important advantage for investors who do not have the time or expertise to invest directly in individual securities.

A team approach to investing

Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund are each managed by a team of Scudder investment professionals who each play an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for the Funds' portfolios. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Philip G. Condon, Lead Portfolio Manager of each Fund, joined Scudder in 1983 and has 15 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for Scudder Massachusetts Limited Term Tax Free Fund since its inception in 1994 and since 1989 for Scudder Massachusetts Tax Free Fund. Kathleen A. Meany, Portfolio Manager of each Fund, has worked on Scudder Massachusetts Limited Term Tax Free Fund since it was introduced and since 1988 for Scudder Massachusetts Tax Free Fund. Ms. Meany joined Scudder in 1988 and has 18 years of municipal investment and portfolio management experience.

SAIL(TM)--Scudder Automated Information Line

For personalized account information including fund prices, yields and account balances, to perform transactions in existing Scudder fund accounts, or to obtain information on any Scudder fund, shareholders can call Scudder's Automated Information Line (SAIL) at 1-800-343-2890, 24 hours a day. During periods of extreme economic or market changes, or other conditions, it may be difficult for you to effect telephone transactions in your account. In such an event you should write to the Fund; please see "How to contact Scudder" for the address.

Investment flexibility

Scudder offers toll-free telephone exchange between funds at current net asset value. You can move your investments among money market, income, growth, tax-free and growth and income funds with a simple toll-free call or, if you prefer, by sending your instructions through the mail or by fax. Telephone and fax redemptions and exchanges are subject to termination and their terms are subject to change at any time by the Fund or the transfer agent. In some cases, the transfer agent or Scudder Investor Services, Inc. may impose additional conditions on telephone transactions.

Dividend reinvestment plan

You may have dividends and distributions automatically reinvested in additional Fund shares. Please call 1-800-225-5163 to request this feature.

Shareholder statements

You receive a detailed account statement every time you purchase or redeem shares. All of your statements should be retained to help you keep track of account activity and the cost of shares for tax purposes.

Shareholder reports

In addition to account statements, you receive periodic shareholder reports highlighting relevant information, including investment results and a review of portfolio changes.

To reduce the volume of mail you receive, only one copy of most Fund reports, such as the Fund's Annual Report, may be mailed to your household (same surname, same address). Please call 1-800-225-5163 if you wish to receive additional shareholder reports.

Newsletters

Four times a year, Scudder sends you Perspectives, an informative newsletter covering economic and investment developments, service enhancements and other topics of interest to Scudder fund investors.

Scudder Funds Centers

As a convenience to shareholders who like to conduct business in person, Scudder Investor Services, Inc. maintains Funds Centers in Boca Raton, Boston, Chicago, Cincinnati, Los Angeles, New York, Portland (OR), San Diego, San Francisco and Scottsdale.

T.D.D. service for the hearing impaired

Scudder's full range of investor information and shareholder services is available to hearing impaired investors through a toll-free T.D.D. (Telephone Device for the Deaf) service. If you have access to a T.D.D., call 1-800-543-7916 for investment information or specific account questions and transactions.

Scudder tax-advantaged retirement plans


Scudder offers a variety of tax-advantaged retirement plans for individuals, businesses and non-profit organizations. These flexible plans are designed for use with the Scudder Family of Funds (except Scudder tax-free funds, which are inappropriate for such plans). Scudder Funds offer a broad range of investment objectives and can be used to seek almost any investment goal. Using Scudder's retirement plans can help shareholders save on current taxes while building their retirement savings.

o    Scudder No-Fee IRA

o     401(k) Plans

o     Profit Sharing and Money Purchase Pension Plans (Keogh Plans)

o     403(b) Plans

o     SEP-IRA

o     Scudder Horizon Plan (a variable annuity)

Scudder Trust Company (an affiliate of the Adviser) is Trustee or Custodian for some of these plans and is paid an annual fee for some of the above retirement plans. For information about establishing a Scudder No-Fee IRA, SEP-IRA, Profit Sharing Plan, Money Purchase Pension Plan or a Scudder Horizon Plan, please call 1-800-225-2470. For information about 401(k)s or 403(b)s, please call 1-800-323-6105. To effect transactions in existing IRA, SEP-IRA, Profit Sharing or Pension Plan accounts, call 1-800-225-5163.

The variable annuity contract is provided by Charter National Life Insurance Company (in New York State, Intramerica Life Insurance Company [S 1802]). The contract is offered by Scudder Insurance Agency, Inc. (in New York State, Nevada and Montana, Scudder Insurance Agency of New York, Inc.). CNL, Inc. is the Principal Underwriter. Scudder Horizon Plan is not available in all states.


Trustees and Officers


David S. Lee*
    President and Trustee

Henry P. Becton, Jr.
    Trustee; President and General Manager,
    WGBH Educational Foundation

Dawn-Marie Driscoll
    Trustee; Attorney and Corporate Director

Peter B. Freeman
    Trustee; Corporate Director and Trustee

Dudley H. Ladd*
    Trustee

Wesley W. Marple, Jr.
    Trustee; Professor of Business Administration, Northeastern University College of Business Administration

Juris Padegs*
    Trustee

Daniel Pierce*
    Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
    Vice President

Philip G. Condon*
    Vice President

Jerard K. Hartman*
    Vice President

Thomas W. Joseph*
    Vice President

Jeremy L. Ragus*
    Vice President

Rebecca Wilson*
    Vice President

Thomas F. McDonough*
    Vice President and Secretary

Pamela A. McGrath*
    Vice President and Treasurer

Edward J. O'Connell*
    Vice President and Assistant Treasurer

Coleen Downs Dinneen*
    Assistant Secretary

*Scudder, Stevens & Clark, Inc.


Investment products and services

    The Scudder Family of Funds                                     Income
    Money market                                                      Scudder Emerging Markets Income Fund
      Scudder Cash Investment Trust                                   Scudder Global Bond Fund
      Scudder U.S. Treasury Money Fund                                Scudder GNMA Fund
    Tax free money market+                                            Scudder Income Fund
      Scudder Tax Free Money Fund                                     Scudder International Bond Fund
      Scudder California Tax Free Money Fund*                         Scudder Short Term Bond Fund
      Scudder New York Tax Free Money Fund*                           Scudder Zero Coupon 2000 Fund
    Tax free+                                                       Growth
      Scudder California Tax Free Fund*                               Scudder Capital Growth Fund
      Scudder High Yield Tax Free Fund                                Scudder Development Fund
      Scudder Limited Term Tax Free Fund                              Scudder Global Fund
      Scudder Managed Municipal Bonds                                 Scudder Global Small Company Fund
      Scudder Massachusetts Limited Term Tax Free Fund*               Scudder Gold Fund
      Scudder Massachusetts Tax Free Fund*                            Scudder Greater Europe Growth Fund
      Scudder Medium Term Tax Free Fund                               Scudder International Fund
      Scudder New York Tax Free Fund*                                 Scudder Latin America Fund
      Scudder Ohio Tax Free Fund*                                     Scudder Pacific Opportunities Fund
      Scudder Pennsylvania Tax Free Fund*                             Scudder Quality Growth Fund
    Growth and Income                                                 Scudder Small Company Value Fund
      Scudder Balanced Fund                                           Scudder Value Fund
      Scudder Growth and Income Fund                                  The Japan Fund
 ------------------------------------------------------------------------------------------------------------------------
    Retirement Plans and Tax-Advantaged Investments
      IRAs                                                            403(b) Plans
      Keogh Plans                                                     SEP-IRAs
      Scudder Horizon Plan*+++ (a variable annuity)                   Profit Sharing and
      401(k) Plans                                                             Money Purchase Pension Plans
 ------------------------------------------------------------------------------------------------------------------------
    Closed-end Funds#
      The Argentina Fund, Inc.                                        Scudder New Europe Fund, Inc.
      The Brazil Fund, Inc.                                           Scudder World Income Opportunities Fund, Inc.
      The First Iberian Fund, Inc.
      The Korea Fund, Inc.                                          Institutional Cash Management
      The Latin America Dollar Income Fund, Inc.                      Scudder Institutional Fund, Inc.
      Montgomery Street Income Securities, Inc.                       Scudder Fund, Inc.
      Scudder New Asia Fund, Inc.                                     Scudder Treasurers Trust(TM)++
 ------------------------------------------------------------------------------------------------------------------------
 For complete information on any of the above Scudder funds,  including management fees and expenses,  call or write for a free prospectus.  Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal,  state and local taxes.  *Not available in all states.  +++A no-load variable annuity contract provided by Charter  National  Life  Insurance  Company and its  affiliate,  offered by Scudder's  insurance  agencies,
 1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.  ++For information on Scudder  Treasurers Trust(TM), an institutional cash management service that utilizes certain portfolios of
 Scudder Fund, Inc. ($100,000 minimum), call: 1-800-541-7703.



 How to contact Scudder

 Account Service and Information:                                   Please address all correspondence to:
 For existing account service         Scudder Investor              The Scudder Funds
 and transactions                     Relations                     P.O. Box 2291
                                      1-800-225-5163                Boston, Massachusetts
                                                                    02107-2291
 For personalized information         Scudder Automated
 about your Scudder accounts;         Information Line (SAIL)
 exchanges and redemptions; or        1-800-343-2890
 information on any Scudder fund

 Investment Information:                                            Or Stop by a Scudder Funds Center:

 To receive information about         Scudder Investor              Many shareholders enjoy the personal, one-on-one service of the
 the Scudder funds, for               Relations                     Scudder Funds Centers.  Check for a Funds Center near you--they
 additional applications and          1-800-225-2470                can be found in the following cities:
 prospectuses, or for
 investment questions                                               Boca Raton         New York
                                                                    Boston             Portland, OR
                                                                    Chicago            San Diego
                                                                    Cincinnati         San Francisco
 For establishing 401(k) and          Scudder Defined               Los Angeles        Scottsdale
 403(b) plans                         Contribution Services
                                      1-800-323-6105



 For  information  on  Scudder Treasurers Trust(TM), an             For information on Scudder  Institutional  Funds*, funds
 institutional cash management service for corporations,            designed to meet the broad investment management and service
 non-profit organizations and trusts  which  utilizes               needs of banks and other institutions, call: 1-800-854-8525.
 certain portfolios of Scudder  Fund, Inc.* ($100,000
 minimum), call: 1-800-541-7703.


Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

* Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.



                SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
                                       and
                       SCUDDER MASSACHUSETTS TAX FREE FUND

              Two Pure No-Load(TM) (No Sales Charges) Mutual Funds
                         Specializing in the Management
                           of Massachusetts Municipal
                               Security Portfolios




-------------------------------------------------------------------------------



                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 1996



-------------------------------------------------------------------------------


     This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectus of Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund dated March 1, 1996, as amended from time to time, a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103.

-------------------------------------------------------------------------------
                                TABLE OF CONTENTS
-------------------------------------------------------------------------------

                                                                                                                   Page

THE FUND'S INVESTMENT OBJECTIVE AND POLICIES..........................................................................1
         General Investment Objective and Policies of Scudder Massachusetts Limited Term Tax Free Fund................1
         General Investment Objective and Policies of Scudder Massachusetts Tax Free Fund.............................2
         Municipal Obligations........................................................................................2
         Management Strategies........................................................................................5
         Special Considerations.......................................................................................6
         Trustees' Power to Change Objective and Policies............................................................19
         Investment Restrictions.....................................................................................19

PURCHASES............................................................................................................23
         Additional Information About Opening an Account.............................................................23
         Checks......................................................................................................23
         Wire Transfer of Federal Funds..............................................................................23
         Additional Information About Making Subsequent Investments by AutoBuy.......................................24
         Share Price.................................................................................................24
         Share Certificates..........................................................................................24
         Other Information...........................................................................................24

EXCHANGES AND REDEMPTIONS............................................................................................25
         Exchanges...................................................................................................25
         Redemption by Telephone.....................................................................................26
         Redemption By AutoSell......................................................................................26
         Redemption by Mail or Fax...................................................................................27
         Redemption by Write-a-Check.................................................................................27
         Other Information...........................................................................................27

FEATURES AND SERVICES OFFERED BY THE FUND............................................................................28
         The Pure No-Load(TM) Concept................................................................................28
         Dividend and Capital Gain Distribution Options..............................................................29
         Scudder Funds Centers.......................................................................................29
         Reports to Shareholders.....................................................................................29
         Transaction Summaries.......................................................................................29

THE SCUDDER FAMILY OF FUNDS..........................................................................................29

SPECIAL PLAN ACCOUNTS................................................................................................33
         Automatic Withdrawal Plan...................................................................................33
         Cash Management System - Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations............33
         Automatic Investment Plan...................................................................................34
         Uniform Transfers/Gifts to Minors Act.......................................................................34

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS............................................................................34

PERFORMANCE INFORMATION..............................................................................................35
         Average Annual Total Return.................................................................................35
         Cumulative Total Return.....................................................................................35
         Total Return................................................................................................36
         Yield.......................................................................................................36
         Tax-Equivalent Yield........................................................................................36
         Comparison of Portfolio Performance.........................................................................37

ORGANIZATION OF THE FUNDS............................................................................................40

INVESTMENT ADVISER...................................................................................................41
         Personal Investments by Employees of the Adviser............................................................44



                                       i

-------------------------------------------------------------------------------
                          TABLE OF CONTENTS (continued)
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TRUSTEES AND OFFICERS................................................................................................44

REMUNERATION.........................................................................................................46

DISTRIBUTOR..........................................................................................................47

TAXES................................................................................................................48
         Federal Taxation............................................................................................48
         State Taxation..............................................................................................51

PORTFOLIO TRANSACTIONS...............................................................................................52
         Brokerage Commissions.......................................................................................52
         Portfolio Turnover..........................................................................................53

NET ASSET VALUE......................................................................................................53

ADDITIONAL INFORMATION...............................................................................................54
         Experts.....................................................................................................54
         Shareholder Indemnification.................................................................................54
         Ratings of Municipal Obligations............................................................................54
         Commercial Paper Ratings....................................................................................55
         Glossary....................................................................................................56
         Other Information...........................................................................................56

FINANCIAL STATEMENTS.................................................................................................57
         Massachusetts Limited Term Tax Free Fund....................................................................57
         Massachusetts Tax Free Fund.................................................................................57



                  THE FUND'S INVESTMENT OBJECTIVE AND POLICIES

                  (See "Investment objective and policies" and
                     "Additional information about policies
                   and investments" in the Funds' prospectus.)

     Scudder Massachusetts Limited Term Tax Free Fund and Scudder Massachusetts Tax Free Fund (each a "Fund," collectively the "Funds") are series of Scudder State Tax Free Trust (the "Trust"). The Trust is a pure no-load(TM) open-end management investment company presently consisting of six series.

General Investment Objective and Policies of
Scudder Massachusetts Limited Term Tax Free Fund

     Scudder Massachusetts Limited Term Tax Free Fund ("Massachusetts Limited Term Tax Free Fund") seeks to provide Massachusetts taxpayers with as high a level of income exempt from Massachusetts personal income tax and regular federal income tax, as is consistent with a high degree of price stability through a professionally managed portfolio consisting primarily of investment grade municipal securities. In pursuit of its objective, the Fund expects to invest at least 75% of its assets in Massachusetts municipal securities that are rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard and Poor's ("S&P"), or Fitch Investors Service, Inc. ("Fitch"), or in securities considered to be of equivalent quality. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

     The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Massachusetts Limited Term Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Massachusetts Limited Term Tax Free Fund's Investments As a matter of fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be normally invested in municipal obligations the income from which is, in the opinion of bond counsel rendered on the date of issuance, exempt from regular federal and Massachusetts personal income taxes ("Massachusetts municipal securities") except that the Fund may temporarily invest more than 20% of its net assets in securities the income from which may be subject to regular federal and Massachusetts personal income taxes during periods which, in the opinion of the Funds' investment adviser, Scudder, Stevens & Clark, Inc. (the "Adviser"), require a temporary defensive position for the protection of shareholders. The Fund may also invest in when-issued or forward delivery securities and strategic transactions (as defined below). Investors should be aware that shares of the Fund do not represent a complete investment program.

     Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest quality ratings categories assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Adviser, to be of a quality comparable to the six highest quality ratings categories of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

     When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Massachusetts municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances.

General Investment Objective and Policies of Scudder Massachusetts Tax Free Fund

     Scudder Massachusetts Tax Free Fund ("Massachusetts Tax Free Fund") seeks to provide Massachusetts taxpayers with income exempt from Massachusetts personal income tax and regular federal income tax through a professionally managed portfolio consisting primarily of investment grade municipal securities. In pursuit of its objective, the Fund expects to invest principally in Massachusetts municipal securities that are rated A or better by Moody's, S&P or Fitch. There can be no assurance that the objective of the Fund will be achieved or that all income to shareholders which is exempt from regular federal income taxes will be exempt from state income or local taxes or that income exempt from regular federal income tax will be exempt from the federal alternative minimum tax.

     The Fund's portfolio consists primarily of obligations issued by municipalities located in the Commonwealth of Massachusetts and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam) whose interest payments, if distributed to Massachusetts residents, would be exempt, in the opinion of bond counsel rendered on the date of issuance, from Massachusetts state personal income as well as regular federal income taxes. Because the Fund is intended for investors subject to Massachusetts personal income tax and federal income tax it may not be appropriate for all investors and is not available in all states. As described below in "Massachusetts Tax Free Fund's Investments," the Fund may also invest in taxable obligations.

Massachusetts Tax Free Fund's Investments As a matter of fundamental policy, which cannot be changed without the approval of a majority of the Fund's outstanding voting securities (as defined below under "Investment Restrictions"), at least 80% of the net assets of the Fund will be invested in municipal obligations the income from which, in the opinion of bond counsel rendered on the date of issuance, is exempt from regular federal and Massachusetts state personal income taxes ("Massachusetts municipal securities") except that the Fund may temporarily invest more than 20% of its net assets in securities the income from which may be subject to regular federal and Massachusetts state income taxes during periods which, in the opinion of the Adviser, require a temporary defensive position for the protection of shareholders. The Fund may also invest in when-issued or forward delivery securities, enter into repurchase agreements, reverse repurchase agreements, and strategic transactions (as defined below). Investors should be aware that shares of the Fund do not represent a complete investment program.

     Normally, at least 80% of the Fund's net assets will be invested in securities whose interest income is not treated as a tax preference item under the individual alternative minimum tax. Furthermore, all of the Fund's portfolio obligations, including short-term obligations, will be (a) rated at the time of purchase within the six highest grades assigned by Moody's, S&P or Fitch, (b) if not rated, judged at the time of purchase by the Adviser, to be of a quality comparable to the six highest ratings of Moody's, S&P or Fitch and to be readily marketable, or (c) issued or guaranteed by the U.S. Government. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of the Fund to retain or dispose of the security.

     When, in the opinion of the Adviser, defensive considerations or an unusual disparity between the after-tax income on taxable investments and comparable Massachusetts municipal securities make it advisable to do so, up to 20% of the Fund's net assets may be held in cash or invested in short-term taxable investments such as (1) U.S. Treasury notes, bills and bonds; (2) obligations of agencies and instrumentalities of the U.S. Government; and (3) money market instruments, such as domestic bank certificates of deposit, finance company and corporate commercial paper, and banker's acceptances.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. Interest on municipal obligations issued by Massachusetts issuers is generally exempt from Massachusetts personal income tax. The two principal classifications of municipal obligations are "notes" and "bonds."

     1. Municipal Notes. Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include: tax anticipation notes; revenue anticipation notes; bond anticipation notes; and construction loan notes.

     Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, such financing provides for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association). There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

     2. Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: "general obligation" bonds and "revenue" bonds.

     Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

     The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations.

     Industrial development and pollution control bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. Each Fund may invest more than 25% of its assets in industrial development or other private activity bonds, subject to each Fund's fundamental investment policies, and also subject to each Fund's current intention not to invest in municipal securities whose investment income is taxable or subject to each Fund's 20% limitation on investing in AMT bonds. For the purposes of each Fund's investment limitation
regarding   concentration  of  investments  in  any  one  industry,   industrial
development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

     3. Other Municipal Obligations. There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

     Each Fund may purchase variable rate demand instruments that are tax-exempt municipal obligations providing for a periodic adjustment in the interest rate paid on the instrument according to changes in interest rates generally. These instruments also permit a Fund to demand payment of the unpaid principal balance plus accrued interest upon a specified number of days' notice to the issuer or its agent. The demand feature may be backed by a bank letter of credit or guarantee issued with respect to such instrument. Each Fund intends to exercise the demand only (1) upon a default under the terms of the municipal obligation,
(2) as needed to provide liquidity to a Fund, or (3) to maintain an investment grade investment portfolio. A bank that issues a repurchase commitment may receive a fee from a Fund for this arrangement. The issuer of a variable rate demand instrument may have a corresponding right to prepay in its discretion the outstanding principal of the instrument plus accrued interest upon notice comparable to that required for the holder to demand payment.

     The variable rate demand instruments that a Fund may purchase are payable on demand on not more than thirty calendar days' notice. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily up to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. A Fund will determine the variable rate demand instruments that it will purchase in accordance with procedures approved by the Trustees to minimize credit risks. The Adviser may determine that an unrated variable rate demand instrument meets a Fund's quality criteria by reason of being backed by a letter of credit or guarantee issued by a bank that meets the quality criteria for a Fund. Thus, either the credit of the issuer of the municipal obligation or the guarantor bank or both will meet the quality standards of a Fund. The Adviser will reevaluate each unrated variable rate demand instrument held by a Fund on a quarterly basis to determine that it continues to meet a Fund's quality criteria.

     The value of the underlying variable rate demand instruments may change with changes in interest rates generally, but the variable rate nature of these instruments should minimize changes in value due to interest rate fluctuations. Accordingly, as interest rates decrease or increase, the potential for capital gain and the risk of capital loss on the disposition of portfolio securities are less than would be the case with the comparable portfolio of fixed income securities. A Fund may purchase variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value of such variable rate demand notes may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed interest rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar final maturities.

     The maturity of the variable rate demand instrument held by a Fund will ordinarily be deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment.


     4. General Considerations. An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as either Fund. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 (the "1933 Act") prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.


     Obligations purchased for a Fund are subject to the limitations on holdings of securities which are not readily marketable contained in a Fund's investment restrictions. The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate) which accurately reflects its value. In addition, Stand-by Commitments and demand obligations also enhance marketability.

     For the purpose of a Fund's investment restrictions, the identification of the "issuer" of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

     Each Fund expects that it will not invest more than 25% of its total assets in municipal obligations the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; or colleges and universities. Each Fund may invest more than 25% of its total assets in municipal obligations of one or more of the following types: public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. Government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, each Fund believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations, rather than factors affecting all, or broad classes of, municipal obligations.

     Each Fund may invest up to 25% of its total assets in fixed-income securities rated below investment grade, that is, below Baa by Moody's, or below BBB by S&P or Fitch, or in unrated securities considered to be of equivalent quality. Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. Each Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent. Securities rated below BBB are commonly referred to as "junk bonds" and involve greater price volatility and higher degrees of speculation with respect to the payment of principal and interest than higher-quality fixed-income securities. In addition, the trading market for these securities is generally less liquid than for higher-rated securities and the Funds may have difficulty disposing of these securities at the time they wish to do so. The lack of a liquid secondary market for certain securities may also make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their portfolios and calculating their net asset values.

     Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. In addition, the market for high yield municipal securities is relatively new and has not weathered a major economic recession, and it is unknown what effects such a recession might have on such securities. During such a period, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

     It is expected that a significant portion of the junk bonds acquired by a Fund will be purchased upon issuance, which may involve special risks because the securities so acquired are new issues. In such instances a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering. Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

     Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of such securities are likely to affect adversely a Fund's net asset value. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.


     During the fiscal year ended March 31, 1995 for Scudder Massachusetts Tax Free Fund and October 31, 1995 for Scudder Massachusetts Limited Term Tax Free Fund, the average monthly dollar-weighted market value of the bonds in each Fund's portfolio rated lower than BBB by Moody's, S&P or Fitch, or their equivalent was 0%.


Management Strategies

     In pursuit of its investment objective, each Fund purchases securities that it believes are attractive and competitive values in terms of quality, yield, and the relationship of current price to maturity value. However, recognizing the dynamics of municipal obligation prices in response to changes in general economic conditions, fiscal and monetary policies, interest rate levels and market forces such as supply and demand for various issues, the Adviser, subject to the Trustees' review, performs credit analysis and manages each Fund's portfolio continuously, attempting to take advantage of opportunities to improve total return, which is a combination of income and principal performance over the long term. The primary strategies employed in the management of each Fund's portfolio are:

Emphasis on Credit Analysis. As indicated above, each Fund's portfolio will be invested in municipal obligations rated within, or judged by the Funds' Adviser to be of a quality comparable to, the six highest quality ratings categories of Moody's, S&P or Fitch, or in U.S. Government obligations. The ratings assigned by Moody's, S&P or Fitch represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and are not absolute standards of quality. Furthermore, even within this segment of the municipal obligation market, relative credit standing and market perceptions thereof may shift. Therefore, the Adviser believes that it should review continuously the quality of municipal obligations.

     The Adviser has over many years developed an experienced staff to assign its own quality ratings which are considered in making value judgments and in arriving at purchase or sale decisions. Through the discipline of this procedure the Adviser attempts to discern variations in credit ratings of the published services and to anticipate changes in credit ratings.

Variations of Maturity. In an attempt to capitalize on the differences in total return from municipal obligations of differing maturities, maturities may be varied according to the structure and level of interest rates, and the Adviser's expectations of changes therein. To the extent that a Fund invests in short-term maturities, capital volatility will be reduced.

Emphasis on Relative Valuation. The interest rate (and hence price) relationships between different categories of municipal obligations of the same or generally similar maturity tend to change constantly in reaction to broad swings in interest rates and factors affecting relative supply and demand. These disparities in yield relationships may afford opportunities to implement a flexible policy of trading a Fund's holdings in order to invest in more attractive market sectors or specific issues.

Market Trading Opportunities. In pursuit of the above each Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Adviser believes that such transactions, net of costs, would further the attainment of a Fund's objective. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that a Fund will be able to take advantage of them. Each Fund will limit its voluntary short-term trading to the extent such limitation is necessary for it to qualify as a "regulated investment company" under the Internal Revenue Code.

Special Considerations

Income Level and Credit Risk. Yield on municipal obligations depends on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. Because each Fund holds primarily investment grade municipal obligations, the income earned on shares of a Fund will tend to be less than it might be on a portfolio emphasizing lower quality securities; investment grade securities, however, may include securities with some speculative characteristics. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy laws, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected. Each Fund may invest in municipal securities rated B by S&P, Fitch or Moody's although it intends to invest principally in securities rated in higher grades. Although each Fund's quality standards are designed to reduce the credit risk of investing in a Fund, that risk cannot be entirely eliminated. Shares of a Fund are not insured by any agency of Massachusetts or of the U.S. Government.

Investing in Massachusetts. The following information as to certain Massachusetts risk factors is given to investors in view of each Fund's policy of concentrating its investments in Massachusetts issuers. Such information constitutes only a brief summary, does not purport to be a complete description and is based on information from official statements relating to securities offerings of Massachusetts issuers and other sources believed to be reliable. No independent verification has been made of the following information.

     State Economy. Throughout much of the 1980's, the Commonwealth had a strong economy which was evidenced by low unemployment and high personal income growth as compared to national trends. Economic growth in the Commonwealth has slowed since 1988. All sectors of the economy have experienced job losses, including the high technology, construction and financial industries. In addition, the economy has experienced shifts in employment from labor-intensive manufacturing industries to technology and service-based industries. The unemployment rate for the Commonwealth as of June 1995 was 5.6% compared to a national average of 5.8%. Comparisons between 1994 data and data for earlier years are not advisable, due to the Current Population survey redesign. As of August 31, 1995 the unemployment compensation trust fund was running a surplus of $523.9 million. Per capita personal income has grown at a rate lower than the national average in recent years, but is still one of the highest in the nation.

     Moreover, Commonwealth spending exceeded revenues in each of the five fiscal years commencing fiscal 1987. In particular, from 1987 to 1990, spending in five major expenditure categories--Medicaid, debt service, public assistance, group health insurance and transit subsidies--grew at rates in excess of the rate of inflation for the comparable period. In addition, the Commonwealth's tax revenues during this period repeatedly failed to meet official forecasts. For the budgeted funds, operating losses in fiscal 1987 and 1988, of $349 million and $370 million, respectively, were covered by surpluses carried forward from prior years. The operating losses in fiscal 1989 and 1990, which totaled $672 million and $1.251 billion, respectively, were covered primarily through deficit borrowings. During that period, operating fund balances declined from a budget surplus of $1.072 billion in fiscal 1987 to a deficit of $1.104 billion for the fiscal year ending 1990.

     For the fiscal year ending June 30, 1991, total operating revenues of the Commonwealth increased by 13.5% over the prior year, to $13.878 billion. This increase was due chiefly to state tax increases enacted in July, 1990 and to a substantial federal reimbursement for uncompensated patient care under the Medicaid program. 1991 expenditures also increased over the prior year to $13.899 billion resulting in an operating loss in the amount of $21.2 million. However, after applying the opening fund balances created from proceeds of the borrowing that financed the fiscal 1990 deficit, no deficit borrowing was required to close-out fiscal 1991.

     For the fiscal year ended June 30, 1992, the budgeted operating funds ended with an excess of revenues and other sources over expenditures and other uses of $312.3 million and with a surplus of $549.4 million, when such excess is added to the fund balances carried forward from fiscal 1991.

     The budgeted operating funds of the Commonwealth ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses of $13.1 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $562.5 million. Budgeted revenues and other sources for fiscal 1993 totaled approximately $14.710 billion, including tax revenues of $9.930 billion. Total revenues and other sources increased by approximately 6.9% from fiscal 1992 to 1993, while tax revenues increased by 4.7% for the same period. In July 1992, tax revenues had been estimated to be approximately $9.685 billion for fiscal 1993. This amount was subsequently revised during fiscal 1993 to $9.940 billion.

     Commonwealth budgeted expenditures and other uses in fiscal 1993 totaled approximately $14.696 billion, which is $1.280 billion or approximately 9.6% higher than fiscal 1992 expenditures and other uses. Fiscal 1993 budgeted expenditures were $23 million lower than the initial July 1992 estimates of fiscal 1993 budgeted expenditures.

     As of June 30, 1993, after payment of all Local Aid and retirement of short-term debt, the Commonwealth showed a year-end cash position of approximately $622.2 million, as compared to a projected position of $485.1 million.

     Recent Financial Results. The budgeted operating funds of the Commonwealth ended fiscal 1994 with a surplus of revenues and other sources over expenditures and other uses of $26.8 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $589.3 million. Budgeted revenues and other sources for fiscal 1994 totaled approximately $15.550 billion, including tax revenues of $10.607 billion, $87 million below the Department of Revenue's fiscal 1994 tax revenue estimate of $10.694 billion. Total revenues and other sources increased by approximately 5.7% from fiscal 1993 to fiscal 1994 while tax revenues increased by 6.8% for the same period.

     Commonwealth budgeted expenditures and other uses in fiscal 1994 totaled $15.523 billion, which is $826.5 million or approximately 5.6% higher than fiscal 1993 budgeted expenditures and other uses.

     As of June 30, 1994, the Commonwealth showed a year-end cash position of approximately $757 million, as compared to a projected position of $599 million.

     Since 1989, S&P and Moody's have lowered their ratings of the Commonwealth's general obligation bonds from AA+ and Aa, respectively, to BBB and Baa, respectively. In March 1992, S&P placed the Commonwealth's general obligation and related guaranteed bond ratings on CreditWatch with positive implications, citing such factors as continued progress towards balanced financial operations and reduced short-term borrowing as the basis for the positive forecast. As of the date hereof, the Commonwealth's general obligation bonds are rated A+ by S&P and A1 by Moody's. From time to time, the rating agencies may further change their ratings.

     State Budget. Budgeted revenues and other sources, including non-tax revenues, collected in fiscal 1995 were approximately $16.392 billion. Budgeted expenditures and other uses of funds in fiscal 1995 were approximately $16.259 billion, approximately $736 million, or 4.7%, above fiscal 1994 budgeted expenditures and uses of $15.523 billion. In December, 1994, the Governor signed into law legislation modifying the capital gains tax by phasing out the tax for assets held longer than six years and increasing the non-tax status threshold for personal income tax purposes. The capital gains tax change went into effect January 1, 1996 and, therefore, did not affect fiscal 1995 tax revenues and may have only a minor effect on fiscal 1996 tax revenues.

     On June 21, 1995, the Governor signed a $16.8 billion budget for the 1996 fiscal year, which when coupled with supplemental appropriations totaled approximately $16.85 billion. When signed, the fiscal 1996 budget marked the sixth consecutive year that the budget had been balanced without new taxes or deficit borrowing. The Executive Office for Administration and Finance projects that fiscal 1996 spending will total approximately $16.998 billion.

     The fiscal 1996 budget is based on numerous spending and revenue estimates, the achievement of which cannot be assured.

     Debt Limits and Outstanding Debt. Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in each of fiscal years 1988 to 1992 were lower than the limits set by law. In addition, during each of the fiscal years 1989 through 1991, the official tax revenue forecasts made at the beginning of the year proved to be substantially more optimistic than the actual results. The fiscal 1992 budget initially was based on the joint revenue estimate of $8.292 billion, a 7% decrease from 1991, while actual tax revenues were $9.484 billion, a 5.4% increase over fiscal 1991. The fiscal 1993 budget initially was based on the joint revenue estimate of $9.685 billion, an increase of 2.1% over 1992. The actual 1993 tax revenues were $9.930 billion, a 4.7% increase over 1992. On May 13, 1993, the tax revenue forecast of the Chairman of the House and Senate Ways and Means Committee and the Secretary for Administration and Finance for fiscal 1994 was $10.540 billion, an increase of 6.1% over 1993. Actual fiscal 1994 tax revenues were $10.607 billion, a 6.8% increase over fiscal 1993.

     In May, 1994, the chairpersons of the House and Senate Ways and Means Committee and the Secretary for Administration and Finance jointly endorsed an estimate of tax revenues for fiscal 1994 of $11.328 billion, an increase of $634 million, or 5.9%, from then expected tax revenues for fiscal 1994 of $10.694 billion. The fiscal 1995 budget was based upon this tax revenue estimate, less $19.3 million of tax cuts signed by the Governor in the fiscal 1995 budget. Fiscal 1995 tax revenue collections were approximately $11.163 billion. Fiscal 1996 tax revenue collections are projected to be approximately $11.653 billion.

     Effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for payment of principal of and interest on general obligation debt of the Commonwealth was limited to 10 percent of such appropriation. Bonds in the aggregate principal amount of $1.399 billion issued in October and December, 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit are excluded from the computation of these limitations, and principal of and interest on such bonds are to be repaid from up to 15% of the Commonwealth's income receipts and tax receipts in each year that such principal or interest is payable.

     Furthermore, certain of the Commonwealth's cities and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. For example, due in large part to prior year cutbacks, the City of Chelsea was forced into receivership in September 1991. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

     The Commonwealth currently has three types of bonds and notes outstanding: general obligation debt, dedicated income tax debt and special obligation debt. Dedicated income tax debt consists of general obligation bonds or notes issued pursuant to Chapter 151 of the Acts of 1990, to which a portion of the Commonwealth's income tax receipts is dedicated for the payment of debt service. Special obligation revenue debt consists of special obligation revenue bonds ("Special Obligation Bonds") issued under Section 20 of Chapter 29 of the Massachusetts General Laws (the "Special Obligation Act") which may be secured by all or a portion of the revenues credited to the Commonwealth's Highway Fund. The Commonwealth has issued Special Obligation Bonds secured by a pledge of two cents of the Commonwealth's 21-cent gasoline tax. Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either (i) Commonwealth supported debt; (ii)
Commonwealth guaranteed debt; or (iii) indirect obligations. Indirect obligations consist of (i) obligations of the Commonwealth to fund capital reserve funds pledged to certain Massachusetts Housing Finance Agency bonds,
(ii) the obligation of the Commonwealth, acting through the Higher Education Coordinating Council ("HECC"), to fund debt service, solely from moneys otherwise appropriated to HECC, on certain community college program bonds issued by the Massachusetts Health and Educational Facilities Authority, (iii) the obligation of the Commonwealth, acting through the Executive Office of Public Safety ("EOPS"), to fund debt service from amounts appropriated by the Legislature to EOPS, on certificates of participation issued to finance the new Plymouth County Correctional Facility, and (iv) the obligation of the Commonwealth to make lease payments from amounts appropriated by the Legislature with respect to the Massachusetts Information Technology Center under construction in Chelsea, Massachusetts. In addition, the Commonwealth has liabilities under certain tax-exempt capital leases. Guaranteed debt consists of certain liabilities arising out of the Commonwealth's guarantees of the bonds of local housing authorities and the four higher education building authorities and certain bonds of the town of Mashpee. Commonwealth supported debt of the Commonwealth arises from statutory requirements for payments by the Commonwealth with respect to debt service of the Massachusetts Bay Transportation Authority (including the Boston Metropolitan District), the Massachusetts Convention Center Authority, the Massachusetts Government Land Bank, the Steamship Authority and certain regional transit authorities. Hence, the Commonwealth's fiscal condition could adversely affect the market values and marketability of, or result in default in payment on, obligations of certain authorities and agencies.

     Local Governments. Proposition 2 1/2, an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, constrains levels of property taxation and limits the charges and fees imposed on cities and towns by certain governmental entities, including county governments. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. While many communities have responded to the limits of Proposition 2 1/2 through statutorily permitted overrides and exclusions (such as exclusion of debt service on specific bonds and notes), Proposition 2 1/2 has and will continue to restrain significantly the ability of cities and towns to pay for local services, including certain debt service. To mitigate the impact of Proposition 2 1/2 on local programs and services since 1980, the Commonwealth has increased payments to its cities, towns and regional school districts.

     Direct Local Aid decreased from $2.937 billion in fiscal 1990 to $2.360 billion in fiscal 1992; increased to $2.547 billion in fiscal 1993 and increased to $2.727 billion in fiscal 1994. Fiscal 1995 expenditures for direct Local Aid were $2.976 billion, which is an increase of approximately 9.1% above the fiscal 1994 level. It is estimated that fiscal 1996 expenditures for direct Local Aid will be $3.242 billion, which is an increase of approximately 8.9% above the fiscal 1995 level. The additional amount of indirect Local Aid provided over and above direct Local Aid was approximately $2.069 billion in fiscal 1994. Local aid payments explicitly remain subject to annual appropriation, and fiscal 1992, 1993, 1994 and 1995 appropriations for local aid did not meet, and fiscal 1996 appropriations for local aid do not meet, the levels set forth in the initiative law. Reductions in, failure to fund or delays in the payment of local aid may create financial difficulties for certain municipalities or other local government entities.

     In fiscal 1992, Medicaid accounted for more than half of the Commonwealth's appropriations for health care. It was the largest item in the Commonwealth's budget and has been one of the fastest growing budget items. The Executive Office for Administration and Finance has estimated that Comptroller's Preliminary Financial Report for fiscal 1995 indicates that Medicaid
expenditures   were   approximately   $3.399   billion.   Substantial   Medicaid
expenditures in recent years have been provided through supplemental appropriations because program requirements consistently exceeded initial appropriations. The large Medicaid expenditure increases experienced in recent years have been driven by several forces, including rising health care costs in general and, in particular, forces affecting the aggregate cost of long-term care for the elderly. Medicaid costs in the long-term care area increased from $1.158 billion in fiscal 1990 to approximately $1.499 billion in fiscal 1994. For fiscal 1996, no supplemental Medicaid appropriations are currently expected to be necessary. The future burdens of long-term care on Medicaid expenditures are expected to continue to be high.

     Pension Liabilities. The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to state employees' and teachers' retirement systems and the Boston teachers' retirement system and of costs of living increases are significant--estimated to be approximately $9.651 billion as of January 1, 1993, on the basis of certain actuarial assumptions. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary of Administration and Finance and approved by the legislature. As of December 31, 1994, the Commonwealth's state pension reserve was approximately $4.925 billion.

When-Issued Securities. Each Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, a Fund will earn no income; however, it is intended that a Fund will be fully invested to the extent practicable and subject to the policies stated herein. When-issued or forward delivery purchases are negotiated directly with the other party, and are not traded on an exchange. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. Each Fund will not enter into such transactions for leverage purposes.

Stand-by Commitments. Massachusetts Tax Free Fund, subject to the receipt of any required regulatory authorization, may acquire "stand-by commitments," which will enable the Fund to improve its portfolio liquidity by making available same day settlements on portfolio sales (and thus facilitate the payment of same day payments of redemption proceeds in federal funds). The Fund may enter into such transactions subject to the limitations in the rules under the Investment Company Act of 1940 (the "1940 Act"). A stand-by commitment is a right acquired by the Fund, when it purchases a municipal obligation from a broker, dealer or other financial institution ("seller"), to sell up to the same principal amount of such securities back to the seller, at the Fund's option, at a specified price. Stand-by commitments are also known as "puts." The Fund's investment policies permit the acquisition of stand-by commitments solely to facilitate portfolio liquidity. The exercise by the Fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

     Stand-by commitments acquired by the Fund will have the following features:
(1) they will be in writing and will be physically held by the Fund's custodian, State Street Bank and Trust Company; (2) the Fund's rights to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Adviser's opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be

(i) the Fund's acquisition cost (excluding the cost, if any, of the stand-by commitment) of the municipal obligations which are subject to the commitment (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date. The Fund expects to refrain from exercising a stand-by commitment in the event that the amount receivable upon exercise of the stand-by commitment is significantly greater than the then current market value of the underlying municipal obligations, determined as described below under "Net Asset Value," in order to avoid imposing a loss on a seller and thus jeopardizing the Fund's business relationship with that seller.

     The Fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments. As a matter of policy, the total amount "paid" by the Fund in either manner for outstanding stand-by commitments will not exceed 1/2 of 1% of the value of the total assets of the Fund calculated immediately after any stand-by commitment is acquired. If the Fund pays additional consideration for a stand-by commitment, the yield on the security to which the stand-by commitment relates will, in effect, be lower than if the Fund had not acquired such stand-by commitment.

     It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Trustees will determine that stand-by commitments ordinarily have a "fair value" of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where the Fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

     Management understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a stand-by commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. There is no assurance that stand-by commitments will be available to the Fund nor has the Fund assumed that such commitments would continue to be available under all market conditions.

Third Party Puts. Each Fund may also purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. A Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest or downgrading of a bond to below investment grade or a loss of its tax-exempt status, the put option will terminate automatically and the risk to a Fund will be that of holding a long-term bond. A Fund may be assessed "tender fees" for each tender period at a rate equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the bond coupled with the option to trade at par on the date of such determination.

     These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments discussed above. Each Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Adviser intends to manage a Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

Municipal Lease Obligations and Participation Interests. A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover a Fund's original investment.

     Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts.

     Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a Fund's limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a Fund may be determined by the Adviser to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Adviser will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Adviser will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Fund.

     Each Fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days' notice, of all or any part of such Fund's participation interest in the underlying municipal lease obligation, plus accrued interest. Each Fund will only invest in such participations if, in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Adviser, the interest from such participations is exempt from regular federal income tax and Massachusetts state income tax.


Illiquid Securities. Each Fund may occasionally purchase securities other than in the open market. While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable," i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or because they are subject to other legal or contractual delays in or restrictions on resale.


     Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Repurchase Agreements. Massachusetts Tax Free Fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any broker-dealer which is recognized as a reporting government securities dealer if the creditworthiness has been determined by the Adviser to be at least equal to that of issuers of commercial paper rated within the two highest quality ratings categories assigned by Moody's, S&P or Fitch.

     A repurchase agreement provides a means for the Fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on the date of repurchase. In either case, the income to the Fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

Reverse Repurchase Agreements. Massachusetts Tax Free Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund will maintain a segregated account, as described under "Use of Segregated and Other Special Accounts" in connection with outstanding reverse repurchase agreements. Reverse repurchase agreements are deemed to be borrowings subject to the Fund's investment restrictions applicable to that activity. The Fund will enter into a reverse repurchase agreement only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. There is no current intention to invest more than 5% of the Fund's net assets in reverse repurchase agreements.

Indexed Securities. Each Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

     Indexed securities differ from other types of debt securities in which a Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed;

that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

     Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Strategic Transactions and Derivatives. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of a Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivative contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit (except to the extent that 80% of each Fund's net assets are required to be invested in tax-exempt Massachusetts municipal securities, and as limited by each Fund's other investment restrictions) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of that Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, a Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO") or are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Fund's limitation on investing no more than 10% of its assets in illiquid securities.

     If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Fund's income. The sale of put options can also provide income.

     Each Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices and futures contracts. All calls sold by a Fund must be "covered" (i.e., a Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes a Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Fund to hold a security or instrument which it might otherwise have sold.

     Each Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices and futures contracts other than futures on individual corporate debt and individual equity securities. Each Fund will not sell put options if, as a result, more than 50% of such Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. Each Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     Each Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     Each Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. Each Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Combined Transactions. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Each Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar   Instruments.   Each  Fund  may  make   investments   in  Eurodollar
instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require that Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires that Fund to segregate liquid, high grade assets equal to the exercise price.

     OTC options entered into by a Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, that Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, and that Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by that Fund. Moreover, instead of segregating assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     Each Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company. (See "TAXES.")

Trustees' Power to Change Objective and Policies

     Except as specifically stated to the contrary, the objective and policies stated above may be changed by the Trustees without a vote of the shareholders.

Investment Restrictions

     Unless specified to the contrary, the following restrictions may not be changed without the approval of a majority of the outstanding voting securities of that Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% of the shares of a Fund present at a meeting if the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.

     As   a matter of fundamental  policy,  Massachusetts  Limited Term Tax Free
     Fund may not:

     1. invest more than 25% of the value of its total assets in the securities of any one issuer;

     2. borrow money except from banks as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities will be made while such borrowings exceed 5% of the Fund's assets;

     3. purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or physical commodities or physical commodities contracts;

     4. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

     5. issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (2) and except for shares of any other series which may have been or may be hereafter established by the Trustees;

     6. with respect to 50% of the value of the total assets of the Fund, invest more than 5% of its total assets in securities of any one issuer, except U.S. Government securities; and

     7.   purchase (i) pollution  control and  industrial  development  bonds or
          (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

     8. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and investment policies may be deemed to be loans.

     As a matter of fundamental policy, Massachusetts Tax Free Fund may not:

     1. invest more than 25% of the value of its total assets in the securities of any one issuer;

     2. borrow money except from banks or pursuant to reverse repurchase agreements as a temporary measure for extraordinary or emergency purposes (the Fund is required to maintain asset coverage (including borrowings) of 300% for all borrowings) and no purchases of securities will be made while such borrowings exceed 5% of the Fund's assets;

     3. purchase and sell real estate (though it may invest in securities of companies which deal in real estate and in other permitted investments secured by real estate) or commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices;

     4. act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with its investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

     5. make loans to other persons, except to the extent that the purchase of debt obligations in accordance with its investment objective and policies and the entry into repurchase agreements may be deemed to be loans. The purchase of all of a publicly offered issue of debt obligations or all or a portion of non-publicly offered debt obligations may be deemed the making of a loan for this purpose, but, although not a policy which may be changed only by a vote of the shareholders, management expects that such securities would seldom exceed 25% of the net assets of the Fund;

     6. issue senior securities, except as appropriate to evidence indebtedness which the Fund is permitted to incur pursuant to investment restriction (2) and except for shares of any additional series which may be established by the Trustees;

     7. with respect to 50% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by the Fund;

     8. with respect to 50% of the total assets of the Fund, invest more than 5% of its total assets in securities of any one issuer, except U.S. Government securities; and

     9.   purchase (i) pollution  control and  industrial  development  bonds or
          (ii) securities which are not municipal obligations if the purchase would cause more than 25% in the aggregate of the market value of the total assets of the Fund at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry.

     As a matter of non-fundamental policy, Massachusetts Limited Term Tax Free Fund may not:

     (i) purchase or sell interests in oil, gas or other mineral leases or exploration or development programs (although it may invest in municipal obligations and other permitted investments of issuers which own or invest in such interests);

     (ii) purchase warrants, unless attached to other securities in which it is permitted to invest;

    (iii) purchase or retain securities of any open-end investment company or securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchases, or except when such purchase, though not made in the open market, is part of a plan of merger, consolidation, reorganization or acquisition of assets; in any event the Fund may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in other investment companies;

     (iv) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts advised by the Adviser in the purchase or sale of debt obligations;

     (v) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

     (vi) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (b) municipal obligations (including securities issued by state agencies, cities and towns) which are rated by at least one nationally recognized municipal obligations rating service, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value;

    (vii) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded) if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities;

   (viii) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the value of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets; and

     (ix) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

     (x) make securities loans if the value of such securities loaned exceeds 30% of the value of the Fund's total assets at the time any loan is made; all loans of portfolio securities will be fully collateralized and marked to market daily. The Fund has no current intention of making loans of portfolio securities that would amount to greater than 5% of the Fund's total assets;

     (xi) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or a member, officer, director or trustee of the investment adviser of the Fund if one or more of such individuals owns beneficially more than one-half of one percent (1/2 of 1%) of the shares or securities or both (taken at market value) of such issuer and such individuals owning more than one-half of one percent (1/2 or 1%) of such shares or securities together own beneficially more than 5% of such shares or securities or both;

     (xii) purchase or sell real estate limited partnership interests.

     As a matter of non-fundamental policy, Massachusetts Tax Free Fund may not:

     (i) purchase or sell interests in oil, gas or other mineral exploration or development programs (although it may invest in municipal obligations and other permitted investments of issuers which own or invest in such interests);

     (ii) purchase warrants, unless attached to other securities in which it is permitted to invest;

    (iii) invest in the securities of other investment companies, or except by purchase in the open market when no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made on the open market, is part of a plan of merger or consolidation;

     (iv) enter into repurchase agreements or purchase any securities if, as a result thereof, more than 10% of the total assets of the Fund (taken at market value) would be, in the aggregate, subject to repurchase agreements maturing in more than seven days and invested in restricted securities or securities which are not readily marketable;

     (v) participate on a joint or a joint and several basis in any trading account in securities, but may for the purpose of possibly achieving better net results on portfolio transactions or lower brokerage commission rates join with other investment company and client accounts advised by the Adviser in the purchase or sale of debt obligations;

     (vi) purchase securities on margin or make short sales unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions;

    (vii) purchase securities of any issuer with a record of less than three years continuous operation, including predecessors, except (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (b) municipal obligations of the Commonwealth of Massachusetts (including securities issued by state agencies, cities and towns) which are rated by at least one nationally recognized municipal obligations rating service, if such purchase would cause the Fund's investments in all such issuers to exceed 5% of the Fund's total assets taken at market value;

   (viii) purchase restricted securities (for these purposes restricted security means a security with a legal or contractual restriction on resale in the principal market in which the security is traded), repurchase agreements maturing in more than seven days and securities which are not readily marketable if as a result more than 10% of the Fund's net assets (valued at market at purchase) would be invested in such securities;

     (ix) purchase restricted securities if, as a result thereof, more than 10% of the value of the Fund's total assets would be invested in restricted securities;

     (x) buy options on securities or financial instruments, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of the value of its net assets; or sell put options on securities if, as a result, the aggregate value of the obligations underlying such put options would exceed 50% of the Fund's net assets; and

     (xi) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to all futures contracts entered into on behalf of the Fund and the premiums paid for options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit.

     Each Fund has no current intention of engaging in any borrowing, lending of portfolio securities or investing in closed-end investment companies.

                                    PURCHASES

                        (See "Purchases" and "Transaction
                     information" in the Funds' prospectus.)

Additional Information About Opening an Account

     Shareholders of other Scudder funds who have submitted an account application and have a certified tax identification number, clients having a regular investment counsel account with the Adviser or its affiliates and members of their immediate families, officers and employees of the Adviser or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. (the "NASD"), and banks may open an account by wire. These investors must call 1-800-225-5163 to get an account number. During the call, the investor will be asked to indicate the Fund name, amount to be wired ($1,000 minimum), name of the bank or trust company from which the wire will be sent, the exact registration of the new account, the tax identification or Social Security number, address and telephone number. The investor must then call his bank to arrange a wire transfer to The Scudder Funds, State Street Bank and Trust Company, Boston, MA 02110, ABA Number 011000028, DDA Account Number: 9903-5552. The investor must give the Scudder fund name, account name and the new account number. Finally, the investor must send a completed and signed application to the Fund promptly.

Checks

     A certified check is not necessary, but checks are only accepted subject to collection at full face value in U.S. funds and must be drawn on, or payable through, a U.S. bank.

     If shares of a Fund are purchased by a check which proves to be uncollectible, that Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, a Fund will have the authority, as agent of the shareholder, to redeem shares in the account in order to reimburse that Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in any of the Scudder funds.

Wire Transfer of Federal Funds

     To purchase shares of a Fund and obtain the same day dividend you must have your bank forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to twelve o'clock noon eastern time on that day. If you wish to make a purchase of $500,000 or more you should notify the Fund's transfer agent, Scudder Service Corporation (the "Transfer Agent") of such a purchase by calling 1-800-225-5163. If either the federal funds or the account information is received after twelve o'clock noon eastern time, but both the funds and the information are made available before the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4 p.m. eastern time) on any business day, shares will be purchased at net asset value determined on that day but will not receive the dividend; in such cases, dividends commence on the next business day.

     To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to a Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

     The bank sending an investor's federal funds by bank wire may charge for the service. Presently Scudder Investor Services, Inc. (the "Distributor") pays a fee for receipt by the Funds' custodian, State Street Bank and Trust Company (the "Custodian") of "wired funds," but the right to charge investors for this service is reserved.

     Boston banks are presently closed on certain holidays although the Exchange may be open. These holidays include Martin Luther King, Jr. Day (the 3rd Monday in January), Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of a Fund.

Additional Information About Making Subsequent Investments by AutoBuy

     Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and who have elected to participate in the AutoBuy program, may purchase shares of a Fund by telephone. Through this service shareholders may purchase up to $250,000 but not less than $250. To purchase shares by AutoBuy, shareholders should call before 4 p.m. eastern time. Proceeds in the amount of your purchase will be transferred from your bank checking account two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be purchased at the net asset value per share calculated at the close of trading on the day of your call. AutoBuy requests received after the close of regular trading on the Exchange will begin their processing and be purchased at the net asset value calculated the following business day. If you purchase shares by AutoBuy and redeem them within seven days of the purchase, the Fund may hold the redemption proceeds for a period of up to seven business days. If you purchase shares and there are insufficient funds in your bank account the purchase will be canceled and you will be subject to any losses or fees incurred in the transaction. Auto Buy transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

     In order to request purchases by AutoBuy, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoBuy may so indicate on the application. Existing shareholders who wish to add AutoBuy to their account may do so by completing an AutoBuy Enrollment Form. After sending in an enrollment form shareholders should allow for 15 days for this service to be available.

     The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Share Price

     Purchases will be filled without sales charge at the net asset value next computed after receipt of the purchase order in good order. Net asset value normally will be computed once a day, as of the close of regular trading on each day when the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will receive the next business day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of that member broker, rather than a Fund, to forward the purchase order to the Transfer Agent in Boston by the close of regular trading on the Exchange.

Share Certificates

     Due to the desire of the Corporation's management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

     If purchases or redemptions of Fund shares are arranged and settlement is made at the investor's election through a member of the NASD, other than the Distributor, that member may, at its discretion, charge a fee for that service. The Trustees, Distributor and the Funds' principal underwriter, each has the right to limit the amount of purchases by and to refuse to sell to any person and each may suspend or terminate the offering of shares of a Fund at any time.

     The "Tax Identification Number" section of the application must be completed when opening an account. Applications and purchase orders without a certified tax identification number and certain other certified information (e.g., from exempt organizations certification of exempt status) will be returned to the investor.

     A Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of, the assets of any investment company (or series thereof) or personal holding company, subject to the requirements of the 1940 Act.

                            EXCHANGES AND REDEMPTIONS

         (See "Exchanges and redemptions" and "Transaction information"
                           in the Funds' prospectus.)

Exchanges

     Exchanges are comprised of a redemption from one Scudder fund and a purchase into another Scudder fund. The purchase side of the exchange either may be an additional investment into an existing account or may involve opening a new account in the other fund. When an exchange involves a new account, the new account is established with the same registration, tax identification number, address, telephone redemption option, "Scudder Automated Information Line"
(SAIL) transaction authorization and dividend option as the existing account. Other features will not carry over automatically to the new account. Exchanges to a new fund account must be for a minimum of $1,000. When an exchange represents an additional investment into an existing account, the account receiving the exchange proceeds must have identical registration, address, and account options/features as the account of origin. Exchanges into an existing account must be for $100 or more. If the account receiving the exchange proceeds is to be different in any respect, the exchange request must be in writing and must contain an original signature guarantee as described under "Transaction Information--Redeeming shares--Signature guarantees" in the Fund's prospectus.

     Exchange orders received before the close of regular trading on the Exchange on any business day ordinarily will be executed at the respective net asset values determined on that day. Exchange orders received after the close of regular trading on the Exchange will be executed on the following business day.

     Investors may also request, at no extra charge, to have exchanges automatically executed on a predetermined schedule from one Scudder Fund to an existing account in another Scudder Fund, at current net asset value, through Scudder's Automatic Exchange Program. Exchanges must be for a minimum of $50. Shareholders may add this free feature over the telephone or in writing. Automatic Exchanges will continue until the shareholder requests by telephone or in writing to have the feature removed, or until the originating account is depleted. The Trust and the Transfer Agent each reserves the right to suspend or terminate the privilege of the Automatic Exchange Program at any time.

     No commission is charged to the shareholder for any exchange described above. An exchange into another Scudder fund is a redemption of shares, and therefore may result in tax consequences (gain or loss) to the shareholder, and the proceeds of such an exchange may be subject to backup withholding. (See "TAXES.")

     Investors currently receive the exchange privilege, including exchange by telephone, automatically without having to elect it. Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Each Fund and the Transfer Agent each reserves the right to suspend or terminate the privilege of exchanging by telephone or fax at any time.

     The Scudder funds into which investors may make an exchange are listed under "THE SCUDDER FAMILY OF FUNDS" herein. Before making an exchange, shareholders should obtain from the Distributor a prospectus of the Scudder fund into which the exchange is being contemplated.

Redemption by Telephone

     Shareholders currently receive the right to redeem by telephone up to $50,000 to their address of record automatically, without having to elect it. Shareholders may also request by telephone to have the proceeds mailed or wired to their predesignated bank account. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

     (a)  NEW  INVESTORS  wishing  to  establish   telephone   redemption  to  a
          predesignated bank account must complete the appropriate section on the application.

     (b) EXISTING SHAREHOLDERS who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption payments should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. An original signature and an original signature guarantee are required for each person in whose name the account is registered.

     If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be by Federal Reserve bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account. There will be a $5 charge for all wire redemptions.

   Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

     Each Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Each Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

     Redemption requests by telephone (technically a repurchase by agreement between a Fund and the shareholder) of shares purchased by check will not be accepted until the purchase check has cleared which may take up to seven business days.

Redemption By AutoSell

     Shareholders, whose predesignated bank account of record is a member of the Automated Clearing House Network (ACH) and have elected to participate in the AutoSell program may sell shares of a Fund by telephone. To sell shares by AutoSell, shareholders should call before 4 p.m. eastern time. Redemptions must be for at least $250. Proceeds in the amount of your redemption will be transferred to your bank checking account in two or three business days following your call. For requests received by the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share calculated at the close of trading on the day of your call. AutoSell requests received after the close of regular trading on the Exchange will begin their processing and be redeemed at the net asset value calculated the following business day. AutoSell transactions are not available for Scudder IRA accounts and most other retirement plan accounts.

     In order to request redemptions by AutoSell, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account from which the purchase payment will be debited. New investors wishing to establish AutoSell may so indicate on the application. Existing shareholders who wish to add AutoSell to their account may do so by completing an AutoSell Enrollment Form. After sending in an enrollment form, shareholders should allow for 15 days for this service to be available.

     The Funds employ procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that a Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Funds will not be liable for acting upon instructions communicated by telephone that they reasonably believe to be genuine.

Redemption by Mail or Fax

     Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signatures guaranteed as explained in the Funds' prospectus.

     In order to ensure proper authorization before redeeming shares, the Transfer Agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax (required in some states when settling estates).

     It is suggested that shareholders holding share certificates or shares registered in other than individual names contact the Transfer Agent prior to any redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary agent, attorney or partnership, the Transfer Agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within five business days after receipt by the Transfer Agent of a request for redemption that complies with the above requirements. Delays of more than seven days of payment for shares tendered for repurchase or redemption may result, but only until the purchase check has cleared.

Redemption by Write-a-Check

     All new investors and existing shareholders of Massachusetts Limited Term Tax Free Fund who apply to State Street Bank and Trust Company for checks may use them to pay any person, provided that each check is for at least $100 and not more than $5 million. By using the checks, the shareholder will receive daily dividend credit on his or her shares until the check has cleared the banking system. Investors who purchased shares by check may write checks against those shares only after they have been on a Fund's book for seven business days. Shareholders who use this service may also use other redemption procedures. The Fund pays the bank charges for this service. However, each Fund will review the cost of operation periodically and reserve the right to determine if direct charges to the persons who avail themselves of this service would be appropriate. The Fund, Scudder Service Corporation and State Street Bank and Trust Company reserve the right at any time to suspend or terminate the "Write-a-Check" procedure.

Other Information

     If a shareholder redeems all shares in the account after the record date of a dividend, the shareholder will receive, in addition to the net asset value thereof, all declared but unpaid dividends thereon. The value of shares redeemed or repurchased may be more or less than a shareholder's cost depending upon the net asset value at the time of redemption or repurchase. Each Fund does not impose a redemption or repurchase charge, although a wire charge may be applicable for redemption proceeds wired to an investor's bank account. Redemptions of shares, including redemptions undertaken to effect an exchange for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding (see "TAXES").

     Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

     The determination of net asset value may be suspended at times and a shareholder's right to redeem shares and to receive payment therefore may be suspended at times (a) during which the Exchange is closed, other than customary weekend and holiday closings, (b) during which trading on the Exchange is restricted for any reason, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets, or (d) the SEC may by order permit such a suspension for the protection of the Trust's shareholders; provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b) or (c) exist.

     If transactions at any time reduce a shareholder's account balance in a Fund to below $1,000 in value, that Fund may notify the shareholder that, unless the account balance is brought up to at least $1,000, the Fund will redeem all shares, close the account and send redemption proceeds to the shareholder. The shareholder has sixty days to bring the account balance up to $1,000 before any action will be taken by the Fund. (This policy applies to accounts of new shareholders, but does not apply to certain Special Plan Accounts.)

                    FEATURES AND SERVICES OFFERED BY THE FUND

The Pure No-Load(TM) Concept

     Investors are encouraged to be aware of the full ramifications of mutual fund fee structures, and of how Scudder distinguishes its funds from the vast majority of mutual funds available today. The primary distinction is between load and no-load funds.

     Load funds generally are defined as mutual funds that charge a fee for the sale and distribution of fund shares. There are three types of loads: front-end loads, back-end loads, and asset-based 12b-1 fees. 12b-1 fees are distribution-related fees charged against fund assets and are distinct from service fees, which are charged for personal services and/or maintenance of shareholder accounts. Asset-based sales charges and service fees are typically paid pursuant to distribution plans adopted under Rule 12b-1 under the 1940 Act.

     A front-end load is a sales charge, which can be as high as 8.50% of the amount invested. A back-end load is a contingent deferred sales charge, which can be as high as 8.50% of either the amount invested or redeemed. The maximum front-end or back-end load varies, and depends upon whether or not a fund also charges a 12b-1 fee and/or a service fee or offers investors various sales-related services such as dividend reinvestment. The maximum charge for a 12b-1 fee is 0.75% of a fund's average annual net assets, and the maximum charge for a service fee is 0.25% of a fund's average annual net assets.

     A no-load fund does not charge a front-end or back-end load, but can charge a small 12b-1 fee and/or service fee against fund assets. Under the National Association of Securities Dealers Rules of Fair Practice, a mutual fund can call itself a "no-load" fund only if the 12b-1 fee and/or service fee does not exceed 0.25% of a fund's average annual net assets.

     Because Scudder funds do not pay any asset-based sales charges or service fees, Scudder developed and trademarked the phrase pure no-load(TM) to distinguish Scudder funds from other no-load mutual funds. Scudder pioneered the no-load concept when it created the nation's first no-load fund in 1928, and later developed the nation's first family of no-load mutual funds.

     The following chart shows the potential long-term advantage of investing $10,000 in a Scudder pure no-load fund over investing the same amount in a load fund that collects an 8.50% front-end load, a load fund that collects only a 0.75% 12b-1 and/or service fee, and a no-load fund charging only a 0.25% 12b-1 and/or service fee. The hypothetical figures in the chart show the value of an account assuming a constant 10% rate of return over the time periods indicated and reinvestment of dividends and distributions.

--------------------------------------------------------------------------------------------------------------------
                                Scudder                                                         No-Load Fund with
         YEARS            Pure No-Load(TM)Fund       8.50% Load Fund     Load Fund with 0.75%      0.25% 12b-1 Fee
                                                                             12b-1 Fee
--------------------------------------------------------------------------------------------------------------------
          10                    $25,937                $23,733                $24,222                $25,354
--------------------------------------------------------------------------------------------------------------------
          15                     41,772                 38,222                 37,698                 40,371
--------------------------------------------------------------------------------------------------------------------
          20                     67,275                 61,557                 58,672                 64,282
--------------------------------------------------------------------------------------------------------------------


     Investors are encouraged to review the fee tables on pages 2 and 3 of the Funds' prospectus for more specific information about the rates at which management fees and other expenses are assessed.

Dividend and Capital Gain Distribution Options

     Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 or by sending written instructions to the Transfer Agent. See "How to contact Scudder" in the prospectus for the address. Please include your account number with your written request.

     Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of the Fund.

     Investors may also have dividends and distributions automatically deposited to their predesignated bank account through Scudder's DistributionsDirect Program. Shareholders who elect to participate in the DistributionsDirect
Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gains distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A DistributionsDirect request form can be obtained by calling 1-800-225-5163. Confirmation statements will be mailed to shareholders as notification that distributions have been deposited.

     Investors choosing to participate in Scudder's Automatic Withdrawal Plan must reinvest any dividends or capital gains.

Scudder Funds Centers

     Investors may visit any of the Centers maintained by the Distributor listed in the Funds' prospectus. The Centers are designed to provide individuals with services during any business day. Investors may pick up literature or find assistance with opening an account, adding monies or special options to existing accounts, making exchanges within the Scudder Family of Funds, redeeming shares or opening retirement plans. Checks should not be mailed to the Centers but should be mailed to "The Scudder Funds" at the address listed under "How to contact Scudder" in the Prospectus.

Reports to Shareholders

     Each Fund issues to shareholders semiannual financial statements (audited annually by independent accountants), including a list of investments held and statements of assets and liabilities, operations, changes in net assets and supplementary information for each Fund.

Transaction Summaries

     Annual summaries of all transactions in each Fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

                           THE SCUDDER FAMILY OF FUNDS

       (See "Investment products and services" in the Fund's prospectus.)

     The Scudder Family of Funds is America's first family of mutual funds and the nation's oldest family of no-load mutual funds. To assist investors in choosing a Scudder fund, descriptions of the Scudder funds' objectives follow. Initial purchases in each Scudder fund must be at least $1,000 or $500 in the case of IRAs. Subsequent purchases must be for $100 or more. Minimum investments for special plan accounts may be lower.

MONEY MARKET

     Scudder Cash Investment Trust ("SCIT") seeks to maintain the stability of capital, and consistent therewith, to maintain the liquidity of capital and to provide current income through investment in a supervised portfolio of short-term debt securities. SCIT intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

     Scudder U.S. Treasury Money Fund seeks to provide safety, liquidity and stability of capital and consistent therewith to provide current income through investment in a supervised portfolio of U.S. Government and U.S. Government guaranteed obligations with maturities of not more than 762 calendar days. The Fund intends to seek to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

INCOME

     Scudder  Emerging  Markets Income Fund seeks to provide high current income
     and,  secondarily,   long-term  capital  appreciation  through  investments
     primarily in high-yielding debt securities issued in emerging markets.

     Scudder Global Bond Fund seeks to provide total return with an emphasis on current income by investing primarily in high-grade bonds denominated in foreign currencies and the U.S. dollar. As a secondary objective, the Fund will seek capital appreciation.

     Scudder GNMA Fund seeks to provide investors with high current income from a portfolio of high-quality GNMA securities.

     Scudder Income Fund seeks to earn a high level of income consistent with the prudent investment of capital through a flexible investment program emphasizing high-grade bonds.

     Scudder International Bond Fund seeks to provide income from a portfolio of high-grade bonds denominated in foreign currencies. As a secondary objective, the Fund seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection.

     Scudder Short Term Bond Fund seeks to provide a higher and more stable level of income than is normally provided by money market investments, and more price stability than investments in intermediate- and long-term bonds.

     Scudder Zero Coupon 2000 Fund seeks to provide as high an investment return over a selected period as is consistent with the minimization of reinvestment risks through investments primarily in zero coupon securities.

TAX FREE MONEY MARKET

     Scudder Tax Free Money Fund ("STFMF") is designed to provide investors with income exempt from regular federal income tax while seeking stability of principal. STFMF seeks to maintain a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

     Scudder California Tax Free Money Fund* is designed to provide California taxpayers income exempt from California state and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

-------------------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

     Scudder New York Tax Free Money Fund* is designed to provide New York taxpayers income exempt from New York state, New York City and regular federal income taxes, and seeks stability of capital and the maintenance of a constant net asset value of $1.00 per share, although in certain circumstances this may not be possible.

TAX FREE

     Scudder High Yield Tax Free Fund seeks to provide high income which is exempt from regular federal income tax by investing in investment-grade municipal securities.

     Scudder Limited Term Tax Free Fund seeks to provide as high a level of income exempt from regular federal income tax as is consistent with a high degree of principal stability.

     Scudder Managed Municipal Bonds seeks to provide income which is exempt from regular federal income tax primarily through investments in long-term municipal securities with an emphasis on high quality.

     Scudder Medium Term Tax Free Fund seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation by investing in high-grade municipal securities of intermediate maturities.

     Scudder California Tax Free Fund* seeks to provide income exempt from both California and regular federal income taxes through the professional and efficient management of a portfolio consisting of California state, municipal and local government obligations.

     Scudder Massachusetts Limited Term Tax Free Fund* seeks to provide as high a level of income exempt from Massachusetts personal and regular federal income tax as is consistent with a high degree of principal stability.

     Scudder Massachusetts Tax Free Fund* seeks to provide income exempt from both Massachusetts and regular federal income taxes through the professional and efficient management of a portfolio consisting of Massachusetts state, municipal and local government obligations.

     Scudder New York Tax Free Fund* seeks to provide income exempt from New York state, New York City and regular federal income taxes through the professional and efficient management of a portfolio consisting of investments in New York state, municipal and local government obligations.

     Scudder Ohio Tax Free Fund* seeks to provide income exempt from both Ohio and regular federal income taxes through the professional and efficient management of a portfolio consisting of Ohio state, municipal and local government obligations.

     Scudder Pennsylvania Tax Free Fund* seeks to provide income exempt from both Pennsylvania and regular federal income taxes through a portfolio consisting of Pennsylvania state, municipal and local government obligations.

GROWTH AND INCOME

     Scudder Balanced Fund seeks to provide a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities.

     Scudder Growth and Income Fund seeks to provide long-term growth of capital, current income, and growth of income through a portfolio invested primarily in common stocks and convertible securities by companies which offer the prospect of growth of earnings while paying current dividends.

----------------
* These funds are not available for sale in all states. For information, contact Scudder Investor Services, Inc.

GROWTH

     Scudder Capital Growth Fund seeks to maximize long-term growth of capital through a broad and flexible investment program emphasizing common stocks.

     Scudder Development Fund seeks to achieve long-term growth of capital primarily through investments in marketable securities, principally common stocks, of relatively small or little-known companies which in the opinion of management have promise of expanding their size and profitability or of gaining increased market recognition for their securities, or both.

     Scudder Global Fund seeks long-term growth of capital primarily through a diversified portfolio of marketable equity securities selected on a worldwide basis. It may also invest in debt securities of U.S. and foreign issuers. Income is an incidental consideration.

     Scudder Global Small Company Fund seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

     Scudder Gold Fund seeks maximum return (principal change and income) consistent with investing in a portfolio of gold-related equity securities and gold.

     Scudder  Greater  Europe  Growth  Fund  seeks  long-term  growth of capital
     through  investments   primarily  in  the  equity  securities  of  European
     companies.

     Scudder International Fund seeks long-term growth of capital through investment principally in a diversified portfolio of marketable equity securities selected primarily to permit participation in non-U.S. companies and economies with prospects for growth. It also invests in fixed-income securities of foreign governments and companies, with a view toward total investment return.

     Scudder Latin America Fund seeks to provide long-term capital appreciation through investment primarily in the securities of Latin American issuers.

     Scudder Pacific Opportunities Fund seeks long-term growth of capital through investment primarily in the equity securities of Pacific Basin companies, excluding Japan.

     Scudder  Quality Growth Fund seeks to provide  long-term  growth of capital
     through  investment   primarily  in  the  equity  securities  of  seasoned,
     financially strong U.S. growth companies.

     Scudder Small Company Value Fund invests for long-term growth of capital by seeking out undervalued stocks of small U.S. companies.

     Scudder Value Fund seeks long-term growth of capital through investment in undervalued equity securities.

     The Japan Fund, Inc. seeks capital appreciation through investment in Japanese securities, primarily in common stocks of Japanese companies.


     The net asset values of most Scudder Funds can be found daily in the "Mutual Funds" section of The Wall Street Journal under "Scudder Funds," and in other leading newspapers throughout the country. Investors will notice the net asset value and offering price are the same, reflecting the fact that no sales commission or "load" is charged on the sale of shares of the Scudder Funds. The latest seven-day yields for the money-market funds can be found every Monday and Thursday in the "Money-Market Funds" section of The Wall Street Journal. This information also may be obtained by calling the Scudder Automated Information Line (SAIL) at 1-800-343-2890.

     The Scudder Family of Funds offers many conveniences and services, including: active professional investment management; broad and diversified investment portfolios; pure no-load funds with no commissions to purchase or redeem shares or Rule 12b-1 distribution fees; individual attention from a service representative of Scudder Investor Relations; easy telephone exchanges into other Scudder funds; shares redeemable at net asset value at any time.

                              SPECIAL PLAN ACCOUNTS

    (See "Scudder tax-advantaged retirement plans," "Purchases--By Automatic Investment Plan" and "Exchanges and redemptions--By Automatic Withdrawal
                        Plan" in the Funds' prospectus.)

     Detailed information on any Scudder investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110-4103 or by calling toll free, 1-800-225-2470. It is advisable for an investor considering the funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

     Shares of each Fund may also be a permitted investment under profit sharing and pension plans and IRA's other than those offered by the Funds' distributor depending on the provisions of the relevant plan or IRA.

     None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

Automatic Withdrawal Plan

     Non-retirement plan shareholders who currently own or purchase $10,000 or more of shares of a Fund may establish an Automatic Withdrawal Plan. The investor can then receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Payments are mailed at the end of each month. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information--Redeeming shares--Signature guarantees" in the Funds' prospectus. Any such requests must be received by the Funds' transfer agent by the 15th of the month in which such change is to take effect. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Trust or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

     An Automatic Withdrawal Plan request form can be obtained by calling 1-800-225-5163.

Cash Management System - Group Sub-Accounting Plan for Trust Accounts, Nominees and Corporations

     To minimize record-keeping by fiduciaries and corporations, arrangements have been made with the Transfer Agent to offer a convenient group sub-accounting and dividend payment system to bank trust departments and others. Debt obligations of banks which utilize the Cash Management System are not given any preference in the acquisition of investments for a Fund or Portfolio.

     In its discretion, a Fund may accept minimum initial investments of less than $1,000 (per Portfolio) as part of a continuous group purchase plan by fiduciaries and others (e.g., brokers, bank trust departments, employee benefit plans) provided that the average single account in any one Fund or Portfolio in the group purchase plan will be $1,000 or more. A Fund may also wire all redemption proceeds where the group maintains a single designated bank account.

     Shareholders who withdraw from the group purchase plan through which they were permitted to initiate accounts under $1,000 will be subject to the minimum account restrictions described under "EXCHANGES AND REDEMPTIONS--Other Information."

Automatic Investment Plan

     Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

     The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

     Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Scudder's Automatic Investment Plan. In this case, the minimum initial investment is $500.

     The Trust reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

          (See "Distribution and performance information--Dividends and capital gains distributions" in the Fund's prospectus.)

     Each Fund will follow the practice of distributing substantially all, and in no event less than 90%, of its taxable and tax-exempt net investment income (defined under "ADDITIONAL INFORMATION--Glossary") and any excess of net realized short-term capital gains over net realized long-term capital losses.
Each Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, if it appears to be in the best interest of a Fund and its shareholders, a Fund may retain all or part of such gain for reinvestment.

     Dividends will be declared daily and distributions of net investment income will be made monthly. Any dividend declared in October, November, or December with a record date in such a month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. Distributions of net short-term and net long-term capital gains realized during each fiscal year, if any, will be made annually within three months after the end of each Fund's fiscal year end. An additional distribution may also be made (or treated as made) in November or December if necessary to avoid the excise tax enacted by the Tax Reform Act of 1986 (See "TAXES," below). Both types of distributions will be made in shares of a Fund and confirmations will be mailed to each shareholder unless a shareholder has elected to receive cash, in which case a check will be sent.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the percentage of the prior calendar year's distributions which a Fund has designated as tax-exempt and the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax.

                             PERFORMANCE INFORMATION

           (See "Distribution and performance information--Performance information" in the Funds' prospectus.)

     From time to time, quotations of the Funds' performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures may be calculated in the following manner:

Average Annual Total Return

     Average annual total return is the average annual compound rate of return for one year, five years and for the life of a Fund, ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment, over such periods, according to the following formula (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1
  Where:

      T        =       average annual total return
      P        =       a hypothetical initial investment of $1,000
      n        =       number of years
      ERV      =       ending redeemable value: ERV is the value, at the end of
                       the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.


     The average annual total return of Scudder Massachusetts Limited Term Tax Free Fund for the one year period ended October 31, 1995, and life of the Fund^(1) are 8.08% and 4.66%, respectively.

     The average annual total return of Scudder Massachusetts Tax Free Fund for the one and five year periods ended March 31, 1995, and life of the Fund^(2) are 7.37%, 8.82%, and 8.83%, respectively.

         ^(1) For the period beginning February 15, 1994.
         ^(2) For the period beginning May 28, 1987.

     If the Adviser had not maintained Scudder Massachusetts Limited Term Tax Free Fund expenses and had imposed a full management fee, the average annual total return for the one year period and life of the Fund would have been lower. If the Adviser had not maintained Scudder Massachusetts Tax Free Fund expenses and had imposed a full management fee, the average annual total return for the one and five year periods, and life of the Fund would have been lower.

Cumulative Total Return

     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect the change in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of return of a hypothetical investment over such period, according to the following formula (cumulative total return is then expressed as a percentage):

                                 C = (ERV/P) - 1
  Where:

      C        =       Cumulative Total Return
      P        =       a hypothetical initial investment of $1,000
      ERV      =       ending redeemable value: ERV is the value, at the end of
                       the applicable  period, of a hypothetical  $1,000
                       investment made at the beginning of the applicable period.

     As of October 31, 1995 the cumulative total return of Massachusetts Limited Term Tax Free Fund for the one year period and life of the Fund^(1) was 8.08%. If the Adviser had not maintained Massachusetts Limited Term Tax Free Fund expenses and had imposed a full management fee, the cumulative total return for the one year period and life of Fund would have been lower.

     ^(1) For  the  period   beginning   February  15,  1994   (commencement  of
          operations).

     The cumulative total return of Massachusetts Tax Free Fund for the one and five year periods ended March 31, 1995, and life of the Fund^(2) were 7.37%, 52.58%, and 94.18%, respectively. If the Adviser had not maintained Massachusetts Tax Free Fund expenses and had imposed a full management fee, the cumulative total return for the one and five year periods, and life of the Fund would have been lower.

     ^(2) For the period beginning May 28, 1987.

Total Return

     Total return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Yield

     Yield is the net annualized SEC yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          YIELD = 2[((a-b)/cd + 1)^6-1]
Where:
   a    =       dividends and interest  earned  during the period  including the  amortization  of market premium or accretion of market discount.
   b    =       expenses accrued for the period (net of reimbursements).
   c    =       the  average  daily  number of  shares  outstanding  during the  period  that were entitled to receive dividends.
   d    =       the maximum offering price per share on the last day of the period.

     The 30-day net-annualized SEC yield of Massachusetts Limited Term Tax Free Fund for the period ended October 31, 1995 was 4.17%.

     The 30-day net-annualized SEC yield of Massachusetts Tax Free Fund for the period ended March 31, 1995 was 5.27%.

Tax-Equivalent Yield

     Tax-Equivalent Yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30 day (or one month) period assuming semiannual compounding of income. Tax-equivalent yield is calculated by dividing that portion of the Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. Thus, taxpayers with a federal tax rate of 36% and an effective combined marginal tax rate of 43.68% would need to earn a taxable yield of 7.40% to receive after-tax income equal to the 4.17% tax-free yield of Massachusetts Limited Term Tax Free Fund for the 30-day period ended October 31, 1995. Taxpayers with a federal tax rate of 36% and an effective combined marginal tax rate of 43.68% would need to earn a taxable yield of 9.36% to receive after-tax income equal to the 5.27% tax-free yield of Massachusetts Tax Free Fund for the 30-day period ended on March 31, 1995.

     Quotations of each Fund's performance are historical, show the performance of a hypothetical investment and are not intended to indicate future performance. Performance of a Fund will vary based on changes in market conditions and the level of each Fund's expenses. An investor's shares, when redeemed, may be worth more or less than their original cost.

     Investors should be aware that the principal of each Fund is not insured.

Comparison of Portfolio Performance

     A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the NASDAQ OTC Composite Index, the NASDAQ Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

     From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk. For instance, a Scudder growth fund will be compared to funds in the growth fund category; a Scudder income fund will be compared to funds in the income fund category; and so on. Scudder funds (except for money market funds) may also be compared to funds with similar volatility, as measured statistically by independent organizations.

     From time to time, in marketing and other Fund literature, Trustees and officers of the Funds, the Funds' portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Funds. In addition, the amount of assets that the Adviser has under management in various geographical areas may be quoted in advertising and marketing materials.

     The Funds may be advertised as an investment choice in Scudder's college planning program. The description may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical fund performance, calculated as described above.

     Statistical and other information, as provided by the Social Security Administration, may be used in marketing materials pertaining to retirement planning in order to estimate future payouts of social security benefits. Estimates may be used on demographic and economic data.

     Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Funds. The description may include a "risk/return spectrum" which compares the Funds to other Scudder funds or broad categories of funds, such as money market, bond or equity funds, in terms of potential risks and returns. Money market funds are designed to maintain a constant $1.00 share price and have a fluctuating yield. Share price, yield and total return of a bond fund will fluctuate. The share price and return of an equity fund also will fluctuate. The description may also compare the Funds to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. government and offer a fixed rate of return.

     Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond funds these factors include, but are not limited to, a fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

     A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

     Risk/return spectrums also may depict funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Scudder's Theme: Build Create Provide Marketing and fund literature may refer to Scudder's theme: "Build Create Provide." This theme intends to encapsulate the composition of a sound investment philosophy, one through which Scudder can help provide investors appropriate avenues for pursuing dreams. Individuals recognize the need to build investment plans that are suitable and directed at achieving one's financial goals. The desired result from planning and a long-term commitment to it is the ability to build wealth over time. While there are no guarantees in the pursuit of wealth through investing, Scudder believes that a sound investment plan can enhance one's ability to achieve financial goals that are clearly defined and appropriately approached. Wealth, while a relative term, may be defined as the freedom to provide for those interests which you hold most important -- your family, future, and/or your community.

     Evaluation of Fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about these Funds. Sources for Fund performance information and articles about the Funds include the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S. mutual funds investing internationally.

Banxquote, an on-line source of national averages for leading money market and bank CD interest rates, published on a weekly basis by Masterfund, Inc. of Wilmington, Delaware.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of mutual funds investing abroad.

CDA Investment Technologies, Inc., an organization which provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate market indices.

Consumer Digest, a monthly business/financial magazine that includes a "Money Watch" section featuring financial news.

Financial Times, Europe's business newspaper, which features from time to time articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance of a variety of mutual funds.

The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.

Global  Investor,   a  European   publication  that  periodically   reviews  the
performance of U.S. mutual funds investing internationally.

IBC/Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization, Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average," and "Donoghue's Government Money Fund Average."

Ibbotson Associates, Inc., a company specializing in investment research and data.

Investment Company Data, Inc., an independent organization which provides performance ranking information for broad classes of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic, and business news.

Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.

Morgan Stanley International, an integrated investment banking firm that compiles statistical information.

Mutual Fund Values,  a biweekly  Morningstar,  Inc.  publication  that  provides
ratings  of  mutual  funds  based  on  fund  performance,   risk  and  portfolio
characteristics.

The New York Times, a nationally distributed newspaper which regularly covers financial news.

The No-Load Fund Investor, a monthly newsletter, published by Sheldon Jacobs, that includes mutual fund performance data and recommendations for the mutual fund investor.

No-Load Fund*X, a monthly newsletter, published by DAL Investment Company, Inc., that reports on mutual fund performance, rates funds and discusses investment strategies for the mutual fund investor.

Personal Investing News, a monthly news publication that often reports on investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a "Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Smart Money, a national personal finance magazine published monthly by Dow Jones and Company, Inc. and The Hearst Corporation. Focus is placed on ideas for investing, spending and saving.

Success, a monthly magazine targeted to the world of entrepreneurs and growing business, often featuring mutual fund performance data.

United Mutual Fund Selector, a semi-monthly investment newsletter, published by Babson United Investment Advisors, that includes mutual fund performance data and reviews of mutual fund portfolios and investment strategies.

USA Today, a leading national daily newspaper.

U.S. News and World Report, a national business weekly that periodically reports mutual fund performance data.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.

The Wall Street Journal, a Dow Jones and Company, Inc. national newspaper which regularly covers financial news.

Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges.

Working Woman, a monthly publication that features a "Financial Workshop" section reporting on the mutual fund/financial industry.

Worth, a national publication put out 10 times per year by Capital Publishing Company, a subsidiary of Fidelity Investments. Focus is placed on personal financial journalism.

                            ORGANIZATION OF THE FUNDS

               (See "Fund organization" in the Funds' prospectus.)

     Each Fund is a series of Scudder State Tax Free Trust. The Trust is a Massachusetts business trust established under a Declaration of Trust dated May 25, 1983. Such Declaration of Trust was amended and restated on December 8, 1987. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.01 par value. The shares are currently divided into six series. The other series of the Trust are: Scudder New York Tax Free Fund, Scudder New York Tax Free Money Fund, Scudder Ohio Tax Free Fund and Scudder Pennsylvania Tax Free Fund. The Trustees have the authority to issue more series of shares and to designate the relative rights and preferences as between the different series. Each share of each Fund has equal rights with each other share of that Fund as to voting, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. All shares issued and outstanding will be fully paid and non-assessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Funds' prospectus.

     The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with its equitable share of the general liabilities of the Trust, as determined by the Trustees. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to shareholders.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved. Additionally, approval of the investment advisory agreement is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not enough votes are received from the shareholders of the other series to approve such agreement as to the other series.

     The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

                               INVESTMENT ADVISER

     (See "Fund organization--Investment adviser" in the Funds' prospectus.)

     Scudder, Stevens & Clark, Inc., an investment counsel firm, acts as investment adviser to each Fund. This organization is one of the most experienced investment management firms in the United States. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953, the Adviser introduced Scudder International Fund, the first mutual fund registered with the SEC in the U.S. investing internationally in several foreign countries. The firm reorganized from a partnership to a corporation on June 28, 1985.

     The principal source of the Adviser's income is professional fees received from providing continuous investment advice, and the firm derives no income from brokerage or underwriting of securities. Today, it provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations. In addition, it manages Montgomery Street Income Securities, Inc., Scudder California Tax Free Trust, Scudder Cash Investment Trust, Scudder Equity Trust, Scudder Fund, Inc., Scudder Funds Trust, Scudder Global Fund, Inc., Scudder GNMA Fund, Scudder Portfolio Trust, Scudder Institutional Fund, Inc., Scudder International Fund, Inc., Scudder Investment Trust, Scudder Municipal Trust, Scudder Mutual Funds, Inc., Scudder New Asia Fund, Inc., Scudder New Europe Fund, Inc., Scudder Securities Trust, Scudder State Tax Free Trust, Scudder Tax Free Money Fund, Scudder Tax Free Trust, Scudder U.S. Treasury Money Fund, Scudder Variable Life Investment Fund, Scudder World Income Opportunities Fund, Inc., The Argentina Fund, Inc., The Brazil Fund, Inc., The First Iberian Fund, Inc., The Korea Fund, Inc., The Japan Fund, Inc. and The Latin America Dollar Income Fund, Inc. Some of the foregoing companies or trusts have two or more series.


     The Adviser also provides investment advisory services to the mutual funds which comprise the AARP Investment Program from Scudder. The AARP Investment Program from Scudder has assets over $12 billion and includes the AARP Growth Trust, AARP Income Trust, AARP Tax Free Income Trust and AARP Cash Investment Funds.


     In selecting the securities in which each Fund may invest, the conclusions and investment decisions of the Adviser with respect to a Fund are based primarily on the analyses of its own research department. The Adviser receives published reports and statistical compilations of the issuers themselves, as well as analyses from brokers and dealers who may execute portfolio transactions for the Adviser's clients. However, the Adviser regards this information and material as an adjunct to its own research activities.

     Certain investments may be appropriate for a Fund and also for other clients advised by the Adviser. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Adviser in the interest of achieving the most favorable net results to a Fund.

     The Investment Advisory Agreement between the Trust, on behalf of Massachusetts Limited Term Tax Free Fund, and the Adviser was approved by the Trustees on December 14, 1993 and by the Fund's sole shareholder on February 10, 1994. The Investment Advisory Agreement between the Trust, on behalf of Massachusetts Tax Free Fund, and the Adviser was last approved by the Trustees on August 8, 1995 and by the Fund's shareholders on December 8, 1987. The Massachusetts Limited Term Tax Free Fund Investment Advisory Agreement dated February 15, 1994 and the Massachusetts Tax Free Fund Investment Advisory Agreement dated June 1, 1987 (collectively, the "Agreements") will continue in effect until September 30, 1996 and from year to year thereafter only if their continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreements or interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval and either by vote of a majority of the Trustees or a majority of the outstanding voting securities of each Fund. The Agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice, and automatically terminates in the event of its assignment.

     Under each Agreement, the Adviser regularly provides a Fund with investment research, advice and supervision and furnishes continuously an investment program consistent with the Fund's investment objectives and policies. The Adviser determines what securities shall be purchased for the Fund's portfolio, what securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-Laws, the 1940 Act, the Internal Revenue Code of 1986 and to the Fund's investment objective, policies and restrictions, and subject further to such policies and instructions as the Trustees of the Trust may from time to time establish. The Adviser also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

     The Adviser pays the compensation and expenses of all affiliated Trustees and executive employees of the Trust and makes available, without expense to the Trust, the services of such Advisers, Directors, Officers, and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law, and provides the Fund's office space and facilities and provides investment advisory, research and statistical facilities and all clerical services relating to research, statistical and investment work.

     For these services, Massachusetts Limited Term Tax Free Fund pays the Adviser a monthly fee of 0.60 of 1% (approximately 0.60 of 1% on an annual basis) of the average daily net assets of the Fund. Massachusetts Tax Free Fund pays the Adviser a monthly fee of 0.60 of 1% of the average daily net assets of the Fund.

     The Agreements provide that if a Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease a Fund's expenses and improve its performance. For the period
February 15, 1994 (commencement of operations) to October 31, 1994, these agreements resulted in Massachusetts Limited Term Tax Free Fund incurring no investment management fee. For the fiscal year ended October 31, 1995, pursuant to these agreements, the investment management fee incurred by Massachusetts Limited Term Tax Free Fund was $25,208. Had the Adviser imposed the management fee for the period February 15, 1994 (commencement of operations) to October 31, 1994 and for the fiscal year ended October 31, 1995, the investment management fee would have equaled $95,975 and $297,710, respectively. For the fiscal year ended October 31, 1995 for Massachusetts Limited Term Tax Free Fund, the amount to be reimbursed by the Adviser equaled $39,388.

     The Adviser has agreed to maintain the annualized expenses of Massachusetts Limited Term Tax Free Fund at not more than 0.75% of the average daily net assets of the Fund until July 31, 1996.

     The Agreements provide that if a Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. The Adviser retains the ability to be repaid by a Fund if expenses fall below the specified limit prior to the end of the fiscal year. These expense limitation arrangements can decrease a Fund's expenses and improve its performance. For the fiscal years ended March 31, 1993, 1994 and 1995, pursuant to these agreements, the investment management fees incurred by Massachusetts Tax Free Fund were $0, $85,149 and $925,856, respectively. Had the Adviser imposed a full investment management fee for the fiscal years ended March 31, 1993, 1994 and 1995, the investment management fees would have equaled $1,146,901, $2,042,707 and $1,853,862, respectively. For the fiscal year ended March 31, 1995 for Massachusetts Tax Free Fund, the amount not imposed by the Adviser equaled $928,006.

     The Adviser continued to maintain the annualized expenses of Massachusetts Tax Free Fund at not more than 0.75% of the average daily net assets of the Fund until December 31, 1995.

     Under the Agreements each Fund is responsible for all of its other expenses, including organization expenses; clerical salaries; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal, auditing or accounting expenses; taxes or governmental fees; the fees and expenses of the Transfer Agent; the cost of preparing share certificates and any other expenses, including clerical expense, of issuance, redemption or repurchase of shares of beneficial interest; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with the Adviser; the cost of preparing and distributing reports and notices to shareholders; and the fees or disbursements of custodians. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

     Each Agreement further provides that as between each Fund and the Adviser each Fund will be responsible for all expenses, including clerical expense, of offer, sale, underwriting and distribution of a Fund's shares only so long as a Fund employs a principal underwriter to act as the distributor of a Fund's shares pursuant to an underwriting agreement which provides that the underwriter will assume such expenses. The Trust's underwriting agreement provides that the principal underwriter shall pay all expenses of offer and sale of a Fund's shares except the expenses of preparation and filing of registration statements under the Securities Act of 1933 and under state securities laws, issue and transfer taxes, if any, and a portion of the prospectuses used by a Fund. In the event that a Fund ceases to employ a principal underwriter to act as the distributor of a Fund's shares, the expenses of distributing a Fund's shares will be borne by the Adviser unless a Fund shall have adopted a plan pursuant to Rule 12b-1 under the 1940 Act providing that a Fund shall be responsible for some or all of such distribution expenses.

     Each Agreement requires the Adviser to return to a Fund all or a portion of advances of its management fee to the extent annual expenses of a Fund (including the management fee stated above) exceed the limitations prescribed by any state in which a Fund's shares are offered for sale. Management has been advised that, while most states have eliminated expense limitations the lowest such limitation is currently 2 1/2% of average daily net assets up to $30 million, 2% of the next $70 million of average daily net assets and 1 1/2% of average daily net assets in excess of that amount. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations. Any such fee advance required to be returned to a Fund will be returned as promptly as practicable after the end of each Fund's fiscal year. However, no fee payment will be made to the Adviser during any fiscal year which will cause year-to-date expenses to exceed the cumulative pro rata expense limitation at the time of such payment. The amortization of organizational costs is described herein under "ADDITIONAL INFORMATION--Other Information."

     Each Agreement also provides that the Trust and either Fund may use any name derived from the name "Scudder, Stevens & Clark" only as long as each Agreement or any extension, renewal or amendment thereof remains in effect.

     In reviewing the terms of each Agreement and in discussions with the Adviser concerning the Agreement, Trustees who are not "interested persons" of the Adviser are represented by independent counsel at that Fund's expense.

     Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement.

     Officers and employees of the Adviser from time to time may have transactions with various banks, including the Custodian bank. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Trust relationships.

     None of the Trustees or officers of the Trust may have dealings with either Fund as principals in the purchase or sale of securities, except as individual subscribers to or holders of shares of such Fund.

Personal Investments by Employees of the Adviser

     Employees of the Adviser are permitted to make personal securities transactions, subject to requirements and restrictions set forth in the
Adviser's Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as the Funds. Among other things, the Code of Ethics, which generally complies with standards recommended by the Investment Company Institute's Advisory Group on Personal Investing, prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and monthly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.


                                                 TRUSTEES AND OFFICERS

                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

David S. Lee*+@                       President and         Managing Director of Scudder,      President, Assistant
                                      Trustee               Stevens & Clark, Inc.              Treasurer and Director

Henry P. Becton, Jr.                  Trustee               President and General Manager,                --
WGBH                                                        WGBH Educational Foundation
125 Western Avenue
Allston, MA

Dawn-Marie Driscoll                   Trustee               Attorney & Corporate Director;                --
5760 Flamingo Drive                                         Partner, Palmer & Dodge from
Cape Coral, FL                                              1988 to 1990

Peter B. Freeman@                     Trustee               Corporate Director and Trustee                --
100 Alumni Avenue
Providence, RI

Dudley H. Ladd*+                      Trustee               Managing Director of Scudder,      Senior Vice President
                                                            Stevens & Clark, Inc.              and Director

Wesley W. Marple, Jr.@                Trustee               Professor of Business                        --
413 Hayden Hall                                             Administration, Northeastern
360 Huntington Avenue                                       University College of Business
Boston, MA                                                  Administration

Juris Padegs*#                        Trustee               Managing Director of Scudder,      Vice President and
                                                            Stevens & Clark, Inc.              Director


                                       44


                                                                                               Position with
                                                                                               Underwriter,
Name                                  Position              Principal                          Scudder Investor
and Address                           with Trust            Occupation**                       Services, Inc.
-----------                           ----------            ------------                       --------------

Daniel Pierce*+@                      Trustee               Chairman of the Board and          Vice President,
                                                            Managing Director of Scudder,      Director and Assistant
                                                            Stevens & Clark, Inc.              Treasurer

Jean C. Tempel                        Trustee               General Partner,                              --
Ten Post Office Square                                      TL Ventures
Suite 1325
Boston, MA

Donald C. Carleton+                   Vice President        Managing Director of Scudder,                 --
                                                            Stevens & Clark, Inc.

Philip G. Condon+                     Vice President        Managing Director of Scudder,                 --
                                                            Stevens & Clark, Inc.

Jerard K. Hartman#                    Vice President        Managing Director of Scudder,                 --
                                                            Stevens & Clark, Inc.

Thomas W. Joseph+                     Vice President        Principal of Scudder, Stevens &    Vice President,
                                                            Clark, Inc.                        Director, Treasurer and
                                                                                               Assistant Clerk

Jeremy L. Ragus+                      Vice President        Principal of Scudder, Stevens &               --
                                                            Clark, Inc.

Rebecca Wilson+                       Vice President        Assistant Vice President of                   --
                                                            Scudder, Stevens & Clark, Inc.

Thomas F. McDonough+                  Vice President and    Principal of Scudder, Stevens &    Clerk
                                      Secretary             Clark, Inc.

Pamela A. McGrath+                    Vice President and    Managing Director of Scudder,                 --
                                      Treasurer             Stevens & Clark, Inc.

Edward J. O'Connell#                  Vice President and    Principal of Scudder, Stevens &    Assistant Treasurer
                                      Assistant Treasurer   Clark, Inc.

Coleen Downs Dinneen+                 Assistant Secretary   Vice President of Scudder,         Assistant Clerk
                                                            Stevens & Clark, Inc.

*        Messrs.  Lee,  Ladd,  Padegs and Pierce are  considered  by the Trust and its counsel to be  Trustees  who are
         "interested  persons"  of the  Adviser or of each Fund  within the  meaning of the  Investment  Company Act of
         1940, as amended.
**       Unless otherwise  stated,  all officers and Trustees have been associated with their respective  companies for more than five years but not necessarily in the same capacity.
+        Address:  Two International Place, Boston, Massachusetts  02110
#        Address:  345 Park Avenue, New York, New York  10154
@        Messrs.  Lee,  Freeman,  Marple and Pierce are members of the Executive  Committee of each Fund, which has the power to declare  dividends  from  ordinary  income and  distributions  of realized  capital gains to the same extent as the Board is so empowered.


     The Trustees and officers of the Trust may also serve in similar capacities with other Scudder Funds.

     As of January 31, 1996 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of Massachusetts Limited Term Tax Free Fund outstanding on such date.

     As of January 31, 1996 all Trustees and officers of the Trust as a group owned beneficially (as that term is defined in Section 13(d) under the Securities Exchange Act of 1934) less than 1% of the shares of Massachusetts Tax Free Fund outstanding on such date.

     As of January 31, 1996 Scudder, Stevens & Clark, Inc. owned in the aggregate, by or on behalf of accounts for which it acts as investment adviser, 425,033 shares or 8.93% of the outstanding shares of Massachusetts Limited Term Tax Free Fund. Scudder, Stevens & Clark, Inc. may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of January 31, 1996 Scudder, Stevens & Clark, Inc. owned in the aggregate, by or on behalf of accounts for which it acts as investment adviser, 2,215,504 shares or 9.59% of the outstanding shares of Massachusetts Tax Free Fund. Scudder, Stevens & Clark, Inc. may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of January 31, 1996, 350,789 shares in the aggregate, 7.37% of the outstanding shares of Scudder Massachusetts Limited Term Tax Free Fund, were held in the name of John W. Childs, 421 Heath Street, Chestnut Hill, MA 02167.

     As of January 31, 1996, 2,326,887 shares in the aggregate, 10.08% of the outstanding shares of Scudder Massachusetts Tax Free Fund, were held in the nominees of Fiduciary Trust Company. Fiduciary Trust Company may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of the Trust's knowledge, as of January 31, 1996 no person owned beneficially more than 5% of either Fund's outstanding shares, except as stated above.

                                  REMUNERATION

     Several of the officers and Trustees of the Trust may be officers of the Adviser, Scudder Investor Services, Inc., Scudder Service Corporation or Scudder Trust Company and participate in fees paid by either Fund. Each Fund pays no direct remuneration to any officer of the Trust. However, each of the Trustees who is not affiliated with the Adviser will be paid by the Trust. Each of these unaffiliated Trustees receives an annual Trustee's fee of $12,000 from the Trust allocated equally among the series of the Trust and fees of $300 from the Trust allocated equally among the series of the Trust for each attended Trustees' meeting, audit committee meeting or meeting held for the purpose of considering arrangements between the Fund and the Adviser. Each unaffiliated Trustee also receives $100 per committee meeting, other than those set forth above. For the fiscal year ended October 31, 1995 such fees totaled $12,831 for Scudder Massachusetts Limited Term Tax Free Fund, and for the fiscal year ended March 31, 1995, such fees totaled $15,138 for Scudder Massachusetts Tax Free Fund.

The following Compensation Table provides, in tabular form, the following data:

Column (1): all Trustees who receive  compensation  from the Trust.

Column (2): aggregate compensation received by a Trustee from all the series of the Trust.

Columns (3) and (4): pension or retirement benefits accrued or proposed be paid by the Trust. Scudder State Tax Free Trust does not pay its Trustees such benefits.

Column (5): total compensation received by a Trustee from the Trust, plus compensation received from all funds for which a Trustee serves in a fund complex. The total number of funds from which a Trustee receives such compensation is also provided.


                                                  Compensation Table
                                          for the year ended December 31, 1995
-----------------------------------------------------------------------------------------------------------------------
        (1)                        (2)                       (3)                  (4)                     (5)

                                                         Pension or                             Total Compensation From
                                                         Retirement         Estimated Annual     Scudder State Tax Free
  Name of Person,      Aggregate Compensation from    Benefits Accrued       Benefits Upon       Trust and Fund Complex
      Position        Scudder State Tax Free Trust*    As Part of Fund         Retirement           Paid to Trustee
                                                          Expenses
-----------------------------------------------------------------------------------------------------------------------
Henry P. Becton, Jr.,             $15,800                   N/A                    N/A                   $82,800
Trustee                                                                                                (15 funds)

Dawn-Marie Driscoll,              $16,100                   N/A                    N/A                   $92,800
Trustee                                                                                                (16 funds)

Peter B. Freeman,                 $16,100                   N/A                    N/A                  $126,750
Trustee                                                                                                (31 funds)

Wesley W. Marple, Jr.,            $16,100                   N/A                    N/A                   $93,100
Trustee                                                                                                (15 funds)

Jean C. Tempel,                   $16,100                   N/A                    N/A                   $92,200
Trustee                                                                                                (15 funds)


*     Scudder State Tax Free Trust consists of six Funds:  Scudder  Massachusetts  Limited Term Tax Free Fund,  Scudder
      Massachusetts Tax Free Fund,  Scudder New York Tax Free Money Fund,  Scudder New York Tax Free Fund, Scudder Ohio
      Tax Free Fund and Scudder Pennsylvania Tax Free Fund.


                                   DISTRIBUTOR

     The Trust has an underwriting agreement with Scudder Investor Services, Inc. (the "Distributor"), a Massachusetts corporation, which is a subsidiary of Scudder, Stevens & Clark, Inc., a Delaware corporation. The Trust's underwriting agreement dated June 1, 1987 will remain in effect until September 30, 1995, and from year to year thereafter only if its continuance is approved annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the outstanding voting securities of the Trust. The underwriting agreement was last approved by the Trustees on August 8, 1995.

     Under the underwriting agreement, the Trust is responsible for the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Trust's registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering the Trust as a broker or dealer; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications to shareholders of the Trust; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Trust and the Distributor.

     The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of each Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by a Fund, unless a Rule 12b-1 plan is in effect which provides that each Fund shall bear some or all of such expenses.

   Note: Although each Fund does not currently have a 12b-1 Plan and the Trustees have no current intention of adopting one, either Fund would also pay those fees and expenses permitted to be paid or assumed by such Fund pursuant to a 12b-1 Plan, if any, were such a plan adopted by a Fund, notwithstanding any other provision to the contrary in the underwriting agreement.

     As agent the Distributor currently offers shares of each Fund on a continuous basis to investors in all states in which shares of a Fund may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of a Fund.

                                      TAXES

 (See "Transaction information--Tax information, Tax identification number"
   and "Distribution and performance information--Dividends and capital gains distributions" in the Funds' prospectus.)

     Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situation.

     Certain political events, including federal elections and future amendments to federal income tax laws, may affect the desirability of investing in either Fund.

Federal Taxation

     Each fund within the Trust will be separate for investment and accounting purposes, and will be treated as a separate taxable entity for federal income tax purposes. Each Fund has elected to be treated as a separate regulated investment company under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code") and has qualified as such. Each Fund intends to continue to qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the fund level.

     In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets and must also derive less than 30% of its gross income in each taxable year from certain types of investments (such as securities, options and financial futures) held for less than three months. Legislation currently pending before the U.S. Congress would repeal this requirement. However, it is impossible to predict whether this legislation will become law and, if it is so enacted, what form it will eventually take.

     As a regulated investment company qualifying under Subchapter M of the Code, each Fund is required to distribute to its shareholders at least 90 percent of its taxable net investment income (including net short-term capital gain in excess of net long-term capital loss) and at least 90 percent of its tax-exempt net investment income and is not subject to federal income tax to the extent that it distributes annually all of its taxable net investment income and net realized capital gains in accordance with the timing requirements of the Code. Each Fund intends to distribute at least annually substantially all, and in no event less than 90%, of its taxable and tax-exempt net investment income and net realized capital gains.

     If any net realized long-term capital gains in excess of net realized short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by a Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of federal income taxes paid by a Fund on such gains as a credit against his own federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and his tax credit.

     Each Fund is subject to a 4% non-deductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, and all ordinary income and capital gains for prior years that were not previously distributed. Each Fund has adjusted its distribution policies to minimize any adverse impact from this tax or eliminate its application.

     Net investment income is made up of dividends and interest, less expenses. Net realized capital gains for a fiscal year are computed by taking into account any capital loss carryforward or post-October loss of a fund. Scudder Massachusetts Tax Free Fund and Massachusetts Limited Term Tax Free Fund intend to offset realized capital gains by using their capital loss carryforwards before distributing any gains. In addition, Scudder Massachusetts Tax Free Fund intends to offset realized capital gains by using its post-October loss before distributing gains. As of March 31, 1995, Scudder Massachusetts Tax Free Fund had a net capital loss carryforward of approximately $1,437,000 which may be applied against realized capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date, whichever occurs first. In addition, Scudder Massachusetts Tax Free Fund, from November 1, 1994 through March 31, 1995, incurred approximately $651,000 of net realized capital losses which the Fund intends to elect to defer and treat as arising in the year ended March 31, 1996 as permitted by tax regulations. As of October 31, 1995, Scudder Massachusetts Limited Term Tax Free Fund had a net capital loss carryforward of approximately $26,000, which may be applied against realized capital gains of each succeeding year until fully utilized or until October 31, 2002, the expiration date, whichever occurs first.

     Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

     Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow through as tax-exempt interest to its shareholders, provided that at least 50% of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. Each Fund intends to satisfy this 50% requirement in order to permit its distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. Distributions to shareholders of tax-exempt interest earned by a Fund for the taxable year are therefore not expected to be subject to regular federal income tax, although they may be subject to the individual and corporate alternative minimum taxes described below. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.

     The Revenue Reconciliation Act of 1993 requires that market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount.

     Since no portion of either Fund's income will be comprised of dividends from domestic corporations, none of the income distributions of a Fund will be eligible for the dividends-received deduction available for certain taxable dividends received by corporations.

     Any short-term capital loss realized upon the redemption of shares within six months of the date of their purchase will be disallowed to the extent of any tax-exempt dividends received with respect to such shares, although the period may be reduced under Treasury regulations to be prescribed. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are repurchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

     Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Such distributions to corporate shareholders of a Fund are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

     Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the corporate alternative minimum tax. A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to, or increase their liability under the 26% individual alternative minimum tax, but normally no more than 20% of a Fund's net assets will be invested in securities the interest on which is such a tax preference item for individuals.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund issues to its shareholders a statement of the Federal income tax status of all distributions. All distributions of taxable or tax-exempt net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends or capital gains distributions declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders in December if paid during January of the following year. Shareholders are also required to report tax-exempt interest. Redemptions of shares, including exchanges for shares of another Scudder fund, may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

     Interest which is tax-exempt for federal income tax purposes is included as income for purposes of determining the amount of social security or railroad retirement benefits subject to tax.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the IRS to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed by such obligations. Neither Fund has undertaken any investigation as to the users of the facilities financed by bonds in such Fund's portfolio.

     Distributions by each Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder, to the extent it is derived from other than tax-exempt interest, as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution, which, to the extent it is derived from other than tax-exempt interest, will nevertheless be taxable to them.

     All futures contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on futures contracts and options on securities indices) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term, and on the last trading day of a Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

     Positions of each Fund which consist of at least one debt security not governed by Section 1256 and at least one futures contract or nonequity option governed by Section 1256 which substantially diminishes a Fund's risk of loss with respect to such debt security will be treated as a "mixed straddle." Mixed straddles are subject to the straddle rules of Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections, however, exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of a Fund as a regulated investment company for federal income tax purposes.

     Under the federal income tax law, each Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company are generally subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Under a special exception, distributions of taxable income and capital gains of a Fund will not be subject to backup withholding if a Fund reasonably estimates that at least 95% of all of its distributions will consist of tax-exempt interest. However, in this case, the proceeds from the redemption or exchange of shares may be subject to backup withholding. Withholding may also be required if a Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of each Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her.

State Taxation

     The Trust is organized as a Massachusetts business trust, and neither the Trust nor either Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that each Fund qualifies as a regulated investment company.

     Individual shareholders of a Fund resident in Massachusetts will not be subject to Massachusetts personal income tax on distributions received from a Fund to the extent such distributions constitute either (1) exempt-interest dividends under Section 852(b)(5) of the Code which a Fund properly identifies as consisting of interest on tax-exempt obligations of the Commonwealth of Massachusetts for its political subdivisions or any agency or instrumentality of the foregoing, or (2) dividends which a Fund properly identifies as attributable to interest on tax-exempt obligations of the United States and instrumentalities or obligations issued by the Governments of Puerto Rico, The Virgin Islands and Guam.

     Other distributions from either Fund, including those derived from taxable interest income and long-term and short-term capital gains, generally will not be exempt from Massachusetts personal income taxation except for distributions which qualify as capital gain dividends under Section 852(b)(3) of the Code, and are properly identified by a Fund as attributable to the sale of certain Massachusetts obligations issued pursuant to legislation which specifically exempts capital gain on the sale of such obligations from Massachusetts income taxation.

     Fund distributions will not be excluded from net income, and shares of either Fund will not be excluded from the net worth of intangible property corporations, for purposes of computing the Massachusetts corporate excise tax.

     Shares of either Fund will not be subject to Massachusetts local property taxes.

                             PORTFOLIO TRANSACTIONS

Brokerage Commissions

     To the maximum extent feasible, the Adviser places orders for portfolio transactions for each Fund through the Distributor, which in turn places orders on behalf of a Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from either Fund for this service. Allocation of brokerage is supervised by the Adviser.

     Each Fund's purchases and sales of portfolio securities are generally placed by the Adviser with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will involve an underwriting fee paid to the underwriter.

     The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission (negotiable in the case of U.S. national securities exchange transactions), where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of the Distributor with commissions charged on comparable transactions, as well as by comparing commissions paid by a Fund to reported commissions paid by others. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

     When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to Scudder Fund Accounting Corporation for appraisal purposes, or who supply research, market and statistical information to a Fund. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for a Fund to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for executing the same transaction on account of the receipt of research, market or statistical information, although it may do so in seeking to obtain the most favorable net results with respect to a particular transaction. The Adviser will not place orders with brokers or dealers on the basis that a broker or dealer has or has not sold shares of a Fund. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     The Adviser may place brokerage transactions through the Custodian and a credit against the Custodian fee due to State Street Bank and Trust Company equal to one-half of the commission on any such transaction will be given. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

     Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the Adviser, it is the opinion of the Adviser that such information will only supplement the Adviser's own research effort, since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than a Fund and not all such information is used by the Adviser in connection with a Fund. Conversely, such information provided to the Adviser by brokers and dealers through whom other clients of the Adviser effect securities transactions may be useful to the Adviser in providing services to a Fund.

     The Trustees intend to review from time to time whether the recapture for the benefit of a Fund of some portion of the brokerage commissions or similar fees paid by a Fund on portfolio transactions is legally permissible and advisable.

Portfolio Turnover

     Each Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration date at the time of acquisition of one year or less. A higher rate involves greater brokerage transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. Massachusetts Limited Term Tax Free Fund's annualized portfolio turnover rate for the fiscal year ended October 31, 1994 and 1995 were 26.3% and 27.4%, respectively. Massachusetts Tax Free Fund's portfolio turnover rate for the fiscal periods ended March 31, 1993, 1994 and 1995 were 29.6%, 17.0% and 10.2%, respectively. Purchases and sales are made for a Fund's portfolio whenever necessary in management's opinion, to meet a Fund's objective.

                                 NET ASSET VALUE

     The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per share is determined by dividing the value of the total assets of a Fund, less all liabilities, by the total number of shares outstanding.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities, other than short-term securities, are valued at prices supplied by each Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Adviser may calculate the price of that debt security, subject to limitations established by the Board.

     An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing exchange rate.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of a Fund's Valuation Committee, the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by a Fund is determined in a manner which, in the discretion of the Valuation Committee most fairly reflects fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

                             ADDITIONAL INFORMATION

Experts

     The financial highlights in this Statement of Additional Information has been audited by Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, independent accountants, and is included in this Statement of Additional Information in reliance upon the accompanying report of said firm, which report is given upon their authority as experts in accounting and auditing.

Shareholder Indemnification

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with a Fund's property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Fund's property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations.

Ratings of Municipal Obligations

     The six highest quality ratings categories of Moody's for municipal bonds are Aaa, Aa, A, Baa, Ba and B. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Together with securities rated A and Baa, they comprise investment grade securities. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Securities rated Baa are considered medium grade, with factors giving security to principal and interest adequate at present but may be unreliable over any period of time. Such bonds have speculative elements as well as investment-grade characteristics. Securities rated Ba or below by Moody's are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

     Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG-1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG-2 are of high quality, with margins of protection ample although not as large as in the preceding group.

     The six highest quality ratings categories of S&P for municipal bonds are AAA (Prime), AA (High-grade), A (Good-grade), BBB (Investment-grade) and BB or B (Below investment-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Bonds rated BBB have an adequate capacity to pay interest and to repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds of this category than for bonds of higher rated categories. Securities rated BB or below by S&P are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

     S&P's top ratings categories for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

     The six highest quality ratings categories of Fitch for municipal bonds are AAA, AA, A, BBB, BB and B. Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated
'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Securities rated BB or below by Fitch are considered below investment grade, with factors giving security to principal and interest inadequate and potentially unreliable over any period of time. Such securities are commonly referred to as "junk" bonds and as such they carry a high margin of risk.

Commercial Paper Ratings

     Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.

     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     The rating F-1+ is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity;
(2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity; (7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1+.

     Relative strength or weakness of the above factors determine how the issuer's commercial paper is rated within the above categories.

Glossary

1.   Bond

     A contract by an issuer (borrower) to repay the owner of the contract (lender) the face amount of the bond on a specified date (maturity date) and to pay a stated rate of interest until maturity. Interest is generally paid semi-annually in amounts equal to one half the annual interest rate.

2.   Debt Obligation

     A general term which includes fixed income and variable rate securities, obligations issued at a discount and other types of securities which evidence a debt.

3.   Discount and Premium

     A discount (premium) bond is a bond selling in the market at a price lower (higher) than its face value. The amount of the market discount (premium) is the difference between market price and face value.

4.   Maturity

     The date on which the principal amount of a debt obligation comes due by the terms of the instrument.

5.   Municipal Obligation

     Obligations issued by or on behalf of states, territories and possessions of the United States, their political subdivisions, agencies and instrumentalities and the District of Columbia and other issuers, the interest from which is, at the time of issuance in the opinion of bond counsel for the issuers, exempt from federal income tax.

6.   Net Asset Value Per Share

     The value of each share of the Fund for purposes of sales and redemptions.

7.   Net Investment Income

     The net investment income of a Fund is comprised of its interest income, including amortizations of original issue discounts, less amortizations of premiums and expenses paid or accrued computed under GAAP.

Other Information

     The CUSIP number of Massachusetts Limited Term Tax Free Fund is 811209105.

     The CUSIP number of Massachusetts Tax Free Fund is 811184-30-8.

     Massachusetts Limited Term Tax Free Fund has a fiscal year ending on October 31.

     Scudder Massachusetts Tax Free Fund has a fiscal year ending on March 31.

     Portfolio securities of the Funds are held separately, pursuant to a custodian agreement, by the Funds' Custodian, State Street Bank and Trust Company.

     The firm of Willkie Farr & Gallagher of New York is counsel for the Trust.

     The name "Scudder State Tax Free Trust" is the designation of the Trustees for the time being under an Amended and Restated Declaration of Trust dated December 8, 1987, as amended from time to time, and all persons dealing with a Fund must look solely to the property of that Fund for the enforcement of any claims against that Fund as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund. No Fund of the Trust is liable for the obligations of any other Fund. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Declaration of Trust, as amended from time to time. The Declaration of Trust of the Trust is on file at the Massachusetts Secretary of State's Office in Boston, Massachusetts. All persons dealing with a Fund must look only to the assets of such Fund for the enforcement of any claims against such Fund as no other series of the Trust assumes any liabilities for obligations entered into on behalf of that Fund.

     Costs of $29,959 incurred by Massachusetts Limited Term Tax Free Fund in conjunction with its organization are amortized over five years beginning December 31, 1993.


     Scudder Fund Accounting Corporation ("SFAC"), Two International Place, Boston, Massachusetts, 02110-4103, a subsidiary of the Adviser, computes net asset value per share for each Fund. Each Fund pays SFAC an annual fee equal to 0.024% of the first $150 million of average daily net assets, 0.0070% of such assets in excess of $150 million, 0.004% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The fee incurred by Massachusetts Limited Term Tax Free Fund to SFAC for the fiscal year ended October 31, 1995 was $24,000, the fee not imposed was $12,000. For the fiscal year ended March 31, 1995, the amount charged to Scudder Massachusetts Tax Free Fund by SFAC amounted to $21,946, of which $4,865 is unpaid at March 31, 1995.

     Scudder Service Corporation ("Service Corporation"), P.O. Box 2291, Boston, Massachusetts 02107-2291, a subsidiary of the Adviser, is the transfer and dividend-paying agent. Service Corporation also serves as shareholder service agent. Each Fund pays Service Corporation an annual fee of $25.00 for each account maintained for a shareholder. The fee incurred by Massachusetts Limited Term Tax Free Fund to Service Corporation for the fiscal year ended October 31, 1995 was $23,065, the fee not imposed was $10,314. The fee incurred by Massachusetts Tax Free Fund to Service Corporation for the year ended March 31, 1995 amounted to $204,820, of which $15,546 is unpaid at March 31, 1995.


     The Funds' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Trust has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the SEC in Washington, D.C.

                              FINANCIAL STATEMENTS

Massachusetts Limited Term Tax Free Fund

     The financial statements, including the investment portfolio, of Massachusetts Limited Term Tax Free Fund, together with Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Annual Report to the Shareholders of the Fund dated October 31, 1995, and are hereby deemed to be a part of this Statement of Additional Information.

Massachusetts Tax Free Fund

     The financial statements, including the investment portfolio, of Massachusetts Tax Free Fund, together with Financial Highlights and notes to financial statements are incorporated by reference and attached hereto in the Semiannual Report to the Shareholders of the Fund dated September 30, 1995, and are hereby deemed to be a part of this Statement of Additional Information.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


Scudder
Massachusetts
Limited Term
Tax Free Fund

Annual Report
October 31, 1995

* For investors seeking double-tax-free income, exempt from both Massachusetts and regular federal income taxes consistent with a high degree of principal stability.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------

CONTENTS

  2 In Brief

  3 Letter from the Fund's President

  4 Performance Update

  5 Portfolio Summary

  6 Portfolio Management Discussion

  9 Investment Portfolio

 12 Financial Statements

 15 Financial Highlights

 16 Notes to Financial Statements

 19 Report of Independent Accountants

 20 Tax Information

 21 Officers and Trustees

 22 Investment Products
    and Services

 23 How to Contact
    Scudder

IN BRIEF

* Scudder Massachusetts Limited Term Tax Free Fund provided shareholders with a 30-day net annualized SEC yield of 4.17% on October 31, 1995, equivalent to a 7.85% taxable yield for shareholders subject to the 46.85% combined federal and state income tax rate.

BAR CHART:            30-Day Yields as of October 31, 1995

CHART DATA:

Scudder
Massachusetts        Taxable             IBC/Donoghue's
Limited Term Tax     Equivalent          Taxable Money
Free Fund            Yield               Fund Average
---------            ----------          --------------
  4.17%                7.85%                5.22%

* The Fund returned 8.08% for the 12-month period ended October 31, 1995, well above the 7.43% average return of the 36 short-term state municipal debt funds tracked by Lipper Analytical Services.

LETTER FROM THE FUND'S PRESIDENT
--------------------------------------------------------------------------------

Dear Shareholders,

     In our semiannual report dated April 30 we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July.

     Throughout 1995, investors have been anticipating an economic slowdown, but for most of the year, corporate profits have remained healthy, and consumers have responded to lower short-term rates by borrowing and spending more. But we believe consumers' increasingly high debt burdens will eventually force them to tighten their belts. The current expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

     What does this mean for tax-exempt fund investors? A slower economy is generally good for bonds. Of course, it's possible that we could see some increases in interest rates over the short term if the economy doesn't slow down sufficiently. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes, allowing rates to move back to current levels. Importantly, the relationship between supply and demand for municipal bonds remains in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

     As always, your portfolio managers will continue to focus their efforts on fundamental economic research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 23 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Limited Term Tax Free Fund to help meet your investment needs.

               Sincerely,

               /s/David S. Lee
               David S. Lee
               President,
               Scudder Massachusetts Limited Term Tax Free Fund

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
PERFORMANCE UPDATE as of October 31, 1995
-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund
------------------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year     $10,808     8.08%     8.08%
Life of
 Fund*     $10,808     8.08%     4.66%

LB Municipal Bond Index (3 year)
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
10/31/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year     $10,801     8.01%     8.01%
Life of
 Fund*     $10,801     8.62%     5.09%

*The Fund commenced operations on February 15, 1994.
 Index comparisons begin February 28, 1994.


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Massachusetts Limited Term Tax Free Fund
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,912
7/94           $10,071
10/94          $10,030
1/95           $10,150
4/95           $10,414
7/95           $10,677
10/95          $10,840


Lehman Brothers Municipal Bond Index (3 year)
Year            Amount
----------------------
2/94*          $10,000
4/94           $ 9,938
7/94           $10,070
10/94          $10,056
1/95           $10,165
4/95           $10,399
7/95           $10,695
10/95          $10,862

The 3-year Lehman Brothers Municipal Bond Index is an unmanaged, market-value-weighted measure of the short-term municipal bond market and includes bonds with maturities of two to three years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.


-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

             YEARLY PERIODS ENDED OCTOBER 31

                       1994*    1995
                     -----------------
Net Asset Value...   $11.64   $12.02
Income Dividends..   $  .36   $  .54
Fund Total
Return (%)........      .00     8.08
Index Total
Return (%)........      .56     8.01


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not maintained the Fund's expenses, the total return for the one year and life of Fund periods would have been lower.

PORTFOLIO SUMMARY as of October 31, 1995
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------

Hospital/Health          32%
General Obligation       30%
Electric Utility         12%             The Fund continues to hold
Housing Finance                          several types of Massachusetts
Authority                 6%             general obligation bonds,
Higher Education          5%             which offer attractive value,
Pollution Control         5%             high overall quality, and
Resource Recovery         5%             relative stability.
Water/Sewer               2%
Miscellaneous Municipal   3%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------

AAA                     76%               Overall credit quality remains
AA                       9%               high, with 93% of the bonds
A                        8%               in the Fund's portfolio rated A
BBB                      7%               or better.
                       ----
                       100%
                       ====
Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------

Less than 1 year        20%               We have emphasized bonds with
1 - 5 years             27%               five- to 10-year maturities
5 - 10 years            53%               because they offer attractive
                       ----               after-tax yields and total
                       100%               return potential.
                       ====
Weighted average effective maturity: 5 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's Investment Portfolio, see page 9.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Dear Shareholders,

     Over the past 12 months, as yields of short- to intermediate-term municipal bonds fell anywhere from 0.65 to 0.95 percentage points, Scudder Massachusetts Limited Term Tax Free Fund turned in strong overall performance, more than making up for 1994's difficult fixed-income environment. The Fund's twin objectives are to seek higher tax-free income than is typically available from tax-free money market investments, and less price fluctuation than higher-yielding, longer-term tax-free bonds.

     For shareholders subject to the 46.85% maximum combined federal and Massachusetts income tax rate, the Fund's 30-day net annualized SEC yield of 4.17% as of October 31, 1995, translated into a 7.85% yield on a taxable equivalent basis, higher than current yields provided by comparable taxable investments. The Fund's tax-equivalent yield compares favorably with the 5.46% average yield of 2 1/2-year Massachusetts bank certificates of deposit as of October 31, 1995. Of course, unlike fixed-rate CDs, which are FDIC-insured up to certain limits, the Fund's yield and share price fluctuate, and principal investments in the Fund are not insured.

     As the graph below shows, the Fund continues to exhibit a relatively low degree of share price volatility, although the decline in interest rates during the Fund's fiscal year resulted in modest price appreciation.

LINE CHART:

              Scudder Massachusetts Limited Term Tax Free Fund vs.
                      Lehman Brothers Municipal Bond Index

                        (monthly percentage price change
                       12 months through October 31, 1995)

CHART DATA:

Scudder Massachusetts        Lehman Brothers
Limited Term Tax Free        Municipal Bond
Fund                         Index
---------------------        ---------------
-0.0068                      -0.0227
-0.0112                      -0.0231
 0.0052                       0.0168
 0.0026                       0.0235
 0.0103                       0.0241
 0.006                        0.0066
 0.0008                      -0.0036
 0.01                         0.03
-0.002                       -0.01
 0.003                        0.005
 0.003                        0.008
-0.003                        0.002
 0.005                        0.01

PORTFOLIO MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

     For the 12 months ended October 31, the Fund's net asset value increased $0.38 to $12.02 per share and the Fund provided $0.54 per share in income distributions, contributing to a total return of 8.08%. Scudder Massachusetts Limited Term Tax Free Fund's total return compares favorably with the 7.43% average return of the 36 mutual funds with similar investment objectives tracked by Lipper Analytical Services, Inc.

                             A Gradual Rate Decline

     In our April 1995 semiannual report we observed that the Federal Reserve's series of inflation-fighting short-term interest rate increases from February 1994 to February 1995 seemed to be working effectively. Many municipal market participants became convinced of this back in November of 1994, and yields of tax-exempt bonds began a gradual decline that has continued through the end of October 1995. We also noted in our last report that we were emphasizing both ends of the Fund's limited maturity range: the shortest maturities for safety and the longest maturities (maximum of 10 years) for higher yields and possible capital appreciation. We are continuing this strategy because bonds with five- to 10-year maturities currently offer the most attractive after-tax yield and total return potential of any maturities in which the Fund is permitted to invest.

     The Fund continues to hold several types of Massachusetts general obligation (G.O.) bonds. These bonds offer attractive value, high overall quality, and relative stability. In addition, we hold a large percentage of pre-refunded (also known as escrow and collateral) bonds in the Fund's portfolio. Bonds are pre-refunded when issuers sell new debt at lower prevailing rates and use the proceeds to establish an escrow account designated to retire the original bonds on their future call dates. These bonds offer the highest quality available in the municipal marketplace, yet they are typically priced lower than similar bonds of slightly lower quality. The Fund's overall credit quality remains high, with 93% of the bonds in its portfolio rated A or better.

                 Massachusetts Economic Outlook Still Favorable

     Massachusetts is enjoying yet another year of its economic expansion following the recession of 1990-1992. Even so, Governor Weld's budget for the state's 1996 fiscal year is conservative, with a projected revenue increase of only 3.6% over 1995 levels and a meager 2.6% rise in expenditures. The state's recent economic success has been based in part on continued diversification

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------

among its traditional manufacturing, high technology, and service industries. The decade-long decline in the state's manufacturing sector appears to have turned around; Massachusetts manufacturers posted employment gains in 1994. Consumer spending remains an important component of growth. Massachusetts' per capita income levels are 18% higher than the national average, with an overall ranking of fourth in the United States. State debt, though high, is manageable given the state's wealth. Overall, Massachusetts' economic climate is generally favorable for bond issuers and investors.

                              Some Closing Thoughts

     This year's lower interest rates helped pave the way for continued economic expansion and low inflation. However, we believe a slowdown is likely, led by consumers who will eventually curtail their spending under pressure from increasing debt burdens. Consequently, our longer-term outlook for bonds is positive, and we believe Scudder Massachusetts Limited Term Tax Free Fund's portfolio is well positioned to continue to capture attractive federal and state tax-free yields while maintaining relative price stability.

     In the short term, as investors recognize the currently high relative after-tax value of municipals versus similar investments, we expect tax-free bonds to make some gains. Going forward, we intend to maintain a conservative strategy which includes a prudent average maturity, broad diversification, and high credit quality. We will continue to search for value by balancing the maturity characteristics, credit quality, and income potential of tax-exempt bond investments for Scudder Massachusetts Limited Term Tax Free Fund.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon           /s/Kathleen A. Meany
Philip G. Condon              Kathleen A. Meany

                Scudder Massachusetts Limited Term Tax Free Fund:
                          A Team Approach to Investing

     Scudder Massachusetts Limited Term Tax Free Fund is run by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     Philip G. Condon, Lead Portfolio Manager, joined Scudder in 1983 and has 15 years of experience as a portfolio manager and in municipal research. Phil has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager, joined Scudder in 1988 and has 18 years of municipal sales and portfolio management experience. Kathleen has managed Scudder Massachusetts Limited Term Tax Free Fund since its inception and Scudder Massachusetts Tax Free Fund since 1988.



                                                                        INVESTMENT PORTFOLIO as of October 31, 1995
-------------------------------------------------------------------------------------------------------------------


                                                                                             Unaudited
                                                                                           -------------
                                                                                Principal      Credit      Market
                                                                                Amount ($)    Rating (b)  Value ($)
-------------------------------------------------------------------------------------------------------------------

                        -------------------------------------------------------------------------------------------
18.3%                        SHORT-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------
MASSACHUSETTS           Massachusetts Bay Transportation Authority,
                         Series B, 4.75%, 9/6/96  .  .  .  .  .  .   .  .       5,000,000       SP1       5,034,750
                        Massachusetts General Obligation, Dedicated
                         Income Tax, Series B, Daily Demand Note,
                         3.7%, 12/1/97*   .  .  .  .  .  .  .  .  .  .  .       2,200,000       AA        2,200,000
                        Massachusetts Health and Educational Facilities
                         Authority, Brigham & Women's Hospital,
                         Series A, Weekly Demand Note, 3.75%, 7/1/17*   .         900,000       AA          900,000
                        Massachusetts Health and Educational Facilities
                         Authority, Series C, Daily Demand Note, 3.65%,
                         7/1/05* (c)   .  .  .  .  .  .  .  .  .  .  .  .         100,000       A1+         100,000
                        Massachusetts Industrial Finance Agency, Resource
                         Recovery, Ogden Haverhill Project, Weekly
                         Demand Note, 3.7%, 12/1/06*  .  .  .  .  .  .  .       1,600,000       MIG1      1,600,000
                                                                                                        -----------
                        TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                         (Cost $9,830,617)   .  .  .  .  .  .  .  .  .  .                                 9,834,750
                                                                                                        -----------
                        -------------------------------------------------------------------------------------------
81.7%                   INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                        -------------------------------------------------------------------------------------------
MASSACHUSETTS           Lowell, MA, General Obligation, 8.3%, 2/15/05,
                         Prerefunded 2/15/01**  .  .  .  .  .  .  .  .  .       1,635,000       AAA       1,966,136
                        Massachusetts Educational Loan Authority, Issue E,
                         Series A, 6.7%, 1/1/02 (c)   .  .  .  .  .  .  .         470,000       AAA         511,130
                        Massachusetts General Obligation:
                         Series A, 5.25%, 2/1/01 (c)  .  .  .  .  .  .  .       3,000,000       AAA       3,096,870
                         Series A, 5.2%, 6/1/04 .  .  .  .  .  .  .  .  .       1,000,000       AA        1,025,700
                         Series C, 7.5%, 12/1/07, Prerefunded 12/1/00** .         750,000       AAA         867,600
                         Series C, 7%, 12/1/10, Prerefunded 12/1/00**   .         275,000       AAA         307,502
                        Massachusetts Health & Educational Facilities
                         Authority:
                          Berkshire Health System, Series D, 5.3%,
                           10/1/03 (c) .  .  .  .  .  .  .  .  .  .  .  .       1,350,000       AAA       1,397,560
                          Central Massachusetts Medical Center, Series B,
                           6%, 7/1/02 (c) .  .  .  .  .  .  .  .  .  .  .         500,000       AAA         536,795
                          Daughters of Charity, Series D, 4.9%, 7/1/00  .         850,000       AA          853,459
                          Daughters of Charity, Carney Hospital, 7.5%,
                           7/1/05, Prerefunded 7/1/00**  .  .  .  .  .  .       1,000,000       AAA       1,146,650
                          Medical Academic and Scientific, Series A:
                           5.9%, 1/1/00   .  .  .  .  .  .  .  .  .  .  .         500,000       A           513,860
                           6%, 1/1/01  .  .  .  .  .  .  .  .  .  .  .  .       1,000,000       A         1,033,010
                           6.1%, 1/1/02   .  .  .  .  .  .  .  .  .  .  .         500,000       A           518,610


   The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
---------------------------------------------------------------------------------------

                                                                                        Unaudited
                                                                                      -------------
                                                                              Principal    Credit     Market
                                                                             Amount ($)  Rating (b)  Value ($)
--------------------------------------------------------------------------------------------------------------

                        St. Joseph's Hospital, Series C, 9.5%, 10/1/20,
                          Prerefunded 10/1/99** ........................      3,375,000     AAA     3,904,099
                        Valley Regional Health System, Series C, HIBI
                          Insured, 5.3%, 7/1/00 ........................      1,500,000     AAA     1,546,725
                        Wheaton College, Series B, 7.2%, 7/1/09,
                          Prerefunded 7/1/99** .........................        590,000     AAA       658,800
                      Massachusetts Housing Finance Agency Multi-Family
                        Housing Project, 1988 Series A, 8.7%, 4/1/14,
                          Prerefunded 4/1/98** .........................      1,495,000     AAA     1,690,411
                      Massachusetts Housing Finance Agency Revenue,
                        Housing Project:
                          Series A, 5.2%, 10/1/00 ......................        575,000     A         589,139
                          Series B, 4.05%, 12/1/95 (c) .................      1,000,000     AAA       999,090
                      Massachusetts Industrial Finance Agency:
                        Cape Cod Health Systems, Series 1990, 8.5%,
                          11/15/20, Prerefunded 11/15/00** .............      2,150,000     AAA     2,578,431
                        Leominister Hospital, Series 1989A, 8.625%,
                          8/1/09, Prerefunded 8/1/99** .................      2,000,000     AAA     2,325,900
                        Milton Academy, Revenue Refunding, Series A,
                          7.25%, 9/1/19, Prerefunded 9/1/99** (c) ......        700,000     AAA       785,687
                        Resource Recovery, North Andover Solid Waste,
                          Series A:
                            6.15%, 7/1/02 ..............................        750,000     BBB       768,428
                            6.3%, 7/1/05 ...............................      2,750,000     BBB     2,856,563
                      Massachusetts Municipal Wholesale Electric
                        Company, Power Supply System Revenue:
                          Series A, 5%, 7/1/05 (c) .....................      5,000,000     AAA     5,014,850
                          Series B, 6.3%, 7/1/00 .......................        345,000     A         368,460
                          Series B, 6.375%, 7/1/01 .....................      1,000,000     A       1,079,310
                      Massachusetts Water Resource Authority, Series A,
                        6.75%, 7/15/12, Prerefunded 7/15/02** ..........      1,000,000     AAA     1,140,620
                      Nantucket, MA, General Obligation, 6.25%, 12/1/02.        250,000     A         273,105
                      Southeastern Massachusetts University Building,
                        Series A, 5.5%, 5/1/04 (c) .....................      1,010,000     AAA     1,060,308
PUERTO RICO           Puerto Rico Public Building Authority, 6.75%,
                        7/1/04 (c) .....................................      2,250,000     AAA     2,588,895
                                                                                                  -----------
                      TOTAL INTERMEDIATE-TERM MUNICIPAL INVESTMENTS
                        (Cost $42,859,447) .............................                           44,003,703
                                                                                                  -----------
---------------------------------------------------------------------------------------

                      TOTAL INVESTMENT PORTFOLIO -- 100.0%
                        (Cost $52,690,064) (a) .........................                           53,838,453
                                                                                                  ===========

The accompanying notes are an integral part of the financial statements.


                                                                                   INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

        (a)   The cost for federal income tax purposes was $52,701,671. At October 31, 1995, net unrealized appreciation for all securities was $1,136,782.  This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,137,503 and aggregate gross unrealized depreciation for all investment securities in which there was an excess of tax cost over market value of $721.

        (b)   All of the securities held have been determined to be of appropriate credit quality as required by the
              Fund's investment objectives. Credit ratings are either Standard & Poor's Ratings Group, Moody's
              Investors Service, Inc. or Fitch Investors Service, Inc.

        (c)   Bond is insured by one of these companies: AMBAC or MBIA.

          *   Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank.
              These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

         **   Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.


     The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
FINANCIAL STATEMENTS
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------

OCTOBER 31, 1995
------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $52,690,064)
        (Note A) .......................................                $ 53,838,453
Cash ...................................................                      60,452
Receivables:
        Investments sold ...............................                     905,800
        Interest .......................................                     829,622
        Fund shares sold ...............................                      23,636
        Due from Adviser (Note C) ......................                      39,388
Deferred organization expenses (Note A) ................                      18,516

        Total assets ...................................                  55,715,867
                                                                        ------------
LIABILITIES
Payables:
        Dividends .....................................   $   66,822
        Fund shares redeemed ..........................       29,124
        Accrued management fee (Note C) ...............       25,208
        Other accrued expenses (Note C) ...............      101,550
                                                          ----------
        Total liabilities .............................                      222,704
                                                                        ------------
Net assets, at market value ...........................                 $ 55,493,163
                                                                        ============
NET ASSETS
Net assets consist of:
        Unrealized appreciation on investments ........                 $  1,148,389
        Accumulated net realized loss .................                      (36,881)
        Shares of beneficial interest .................                       46,152
        Additional paid-in capital ....................                   54,335,503
                                                                        ------------
Net assets, at market value ...........................                 $ 55,493,163
                                                                        ============
NET ASSET VALUE, offering and redemption price per
        share ($55,493,163 -:-  4,615,167 outstanding
        shares of beneficial interest, $.01 par value,
        unlimited number of shares authorized) ........                       $12.02
                                                                              ======

   The accompanying notes are an integral part of the financial statements.


                                                                    FINANCIAL STATEMENTS
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
        STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 1995
-------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .                         $ 2,387,385

Expenses:
Management fee (Note C) .  .  .  .  .  .  .  .  .  .  .          $   25,208
Custodian and accounting fees (Note C) .  .  .  .  .  .              40,461
Services to shareholders (Note C)   .  .  .  .  .  .  .              26,579
Trustees' fees (Note C) .  .  .  .  .  .  .  .  .  .  .              12,831
Auditing .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .              20,896
Reports to shareholders .  .  .  .  .  .  .  .  .  .  .              11,588
State registration   .  .  .  .  .  .  .  .  .  .  .  .               7,753
Federal registration .  .  .  .  .  .  .  .  .  .  .  .               4,171
Amortization of organization expense (Note A)   .  .  .               5,364
Other .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .               5,416
                                                                 ----------
Total expenses before reimbursement from Adviser   .  .             160,267
Reimbursement of expenses from Adviser (Note C) .  .  .             (39,388)
                                                                 ----------
Expenses, net  .  .  .  .  .  .  .  .  .  .  .  .  .  .                             120,879
                                                                                -----------
Net investment income   .  .  .  .  .  .  .  .  .  .  .                           2,266,506
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON
        INVESTMENT TRANSACTIONS
Net realized gain from investments  .  .  .  .  .  .  .                              52,320
Net unrealized appreciation on investments during
        the period   .  .  .  .  .  .  .  .  .  .  .  .                           1,598,035
                                                                                -----------
Net gain on investments .  .  .  .  .  .  .  .  .  .  .                           1,650,355
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  .                         $ 3,916,861
                                                                                ===========


     The accompanying notes are an integral part of the financial statements.



SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------------------------------------------
                        --------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
                        --------------------------------------------------------------------------------------------
                                                                                                  FOR THE PERIOD
                                                                                                 FEBRUARY 15, 1994
                                                                                YEAR ENDED        (COMMENCEMENT
                                                                                OCTOBER 31,      OF OPERATIONS) TO
                        INCREASE (DECREASE) IN NET ASSETS                           1995          OCTOBER 31, 1994
                        --------------------------------------------------------------------------------------------
                        Operations:

                        Net investment income  .  .  .  .  .  .  .  .          $ 2,266,506         $   709,232
                        Net realized gain (loss) on investments  .  .               52,320             (89,201)
                        Net unrealized appreciation (depreciation)
                            on investments during the period  .  .  .            1,598,035            (449,646)
                                                                                ----------         -----------
                        Net increase in net assets resulting
                            from operations .  .  .  .  .  .  .  .  .            3,916,861             170,385
                                                                                ----------         -----------
                        Distributions to shareholders from net
                            investment income ($.54 and $.36
                            per share, respectively)  .  .  .  .  .  .          (2,266,506)           (709,232)
                                                                                ----------         -----------
                        Fund share transactions:
                        Proceeds from shares sold  .  .  .  .  .  .  .          51,219,003          45,335,631
                        Net asset value of shares issued to
                            shareholders in reinvestment of
                            distributions .  .  .  .  .  .  .  .  .  .           1,558,937             540,042
                        Cost of shares redeemed    .  .  .  .  .  .  .         (34,483,113)         (9,790,045)
                                                                               -----------         -----------
                        Net increase in net assets from Fund share
                            transactions  .  .  .  .  .  .  .  .  .  .          18,294,827          36,085,628
                                                                               -----------         -----------
                        INCREASE IN NET ASSETS  .  .  .  .  .  .  .  .          19,945,182          35,546,781
                        Net assets at beginning of period   .  .  .  .          35,547,981               1,200
                                                                               -----------         -----------
                        NET ASSETS AT END OF PERIOD   .  .  .  .  .  .         $55,493,163         $35,547,981
                                                                               ===========         ===========
                        OTHER INFORMATION
                        INCREASE (DECREASE) IN FUND SHARES
                        Shares outstanding at beginning of period .  .           3,052,899                 100
                                                                               -----------         -----------
                        Shares sold .  .  .  .  .  .  .  .  .  .  .  .           4,365,476           3,839,448
                        Shares issued to shareholders in
                            reinvestment of distributions   .  .  .  .             131,715              45,947
                        Shares redeemed   .  .  .  .  .  .  .  .  .  .          (2,934,923)           (832,596)
                                                                               -----------         -----------
                        Net increase in Fund shares   .  .  .  .  .  .           1,562,268           3,052,799
                                                                               -----------         -----------
                        Shares outstanding at end of period .  .  .  .           4,615,167           3,052,899
                                                                               ===========         ===========

     The accompany notes are an integral part of the financial statements.


                                                                                                  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION
DERIVED FROM THE FINANCIAL STATEMENTS.


                                                                                                          FOR THE PERIOD
                                                                                                        FEBRUARY 15, 1994
                                                                           YEAR ENDED                     (COMMENCEMENT
                                                                           OCTOBER 31,                  OF OPERATIONS) TO
                                                                              1995                       OCTOBER 31, 1994
                                                                           -----------                 -------------------
Net asset value, beginning of period ...........................              $11.64                         $12.00
                                                                              ------                         ------
Income from investment operations:
   Net investment income (a) ...................................                 .54                            .36
                                                                              ------                         ------
   Net realized and unrealized gain (loss) on
     investment transactions ...................................                 .38                           (.36)
                                                                              ------                         ------
   Total from investment operations ............................                 .92                            .00
                                                                              ------                         ------
   Less distributions from net investment income ...............                (.54)                          (.36)
                                                                              ------                         ------

Net asset value, end of period .................................              $12.02                         $11.64
                                                                              ======                         ======
TOTAL RETURN (%) (b) ...........................................                8.08                           0.00**

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) .........................                  55                             36

Ratio of operating expenses, net to average
  daily net assets (%) (a)......................................                 .24                             --

Ratio of net investment income to average daily net assets (%)..                4.56                           4.45*

Portfolio turnover rate (%) ....................................                27.4                           26.3*

(a)  Reflects a per share amount of expenses, exclusive of
       management fees, reimbursed by the Adviser of ..........               $  .01                         $  .04

     Reflects a per share amount of management fee and other
       fees not imposed by the Adviser of .....................               $  .07                         $  .07

     Operating expense ratio including expenses reimbursed,
       management fee and other expenses not imposed (%) ......                  .92                           1.44*

(b)  Total returns are higher due to maintenance of the Fund's expenses.

*   Annualized

* *   Not annualized

                                      15

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
-------------------------------------------------------------------------------
Scudder Massachusetts Limited Term Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At October 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $26,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October
31, 2002, whichever occurs first.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to

                                                 NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

ORGANIZATION COST. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Investment transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of call or maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
For the year ended October 31, 1995, purchases and sales of investments (excluding short-term) aggregated $33,928,600 and $9,975,136, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Investment Management Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Agreement also

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
--------------------------------------------------------------------------------
provides that if the Fund's expenses, exclusive of taxes, interest, and extraordinary expenses, exceed specified limits, such excess, up to the amount of the management fee, will be paid by the Adviser. For the period November 1, 1994 to February 28, 1995 the Adviser agreed not to impose all of its management fee and to maintain the annualized expenses of the Fund at not more than 0.00% of average daily net assets. For the period March 1, 1995 to July
31, 1995 the Adviser agreed to maintain the annualized expenses at 0.25% of average daily net assets. Effective August 1, 1995, the Adviser agreed to maintain the annualized expenses at 0.50% of average daily net assets until February 29, 1996. For the year ended October 31, 1995, the Adviser did not impose a portion of its fee amounting to $272,502 and the fee imposed aggregated $25,208. Further, due to the limitation of such Agreement, the Adviser's reimbursement payable for the year ended October 31, 1995 amounted to $39,388.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended October 31, 1995, SSC did not impose a portion of its fee amounting to $10,314 and the fee imposed aggregated $23,065.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1995, SFAC did not impose a portion of its fee amounting to $12,000 and the fee imposed aggregated $24,000.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1995, Trustees' fees aggregated $12,831.

                                             REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF SCUDDER STATE TAX FREE TRUST AND TO THE SHAREHOLDERS OF SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Limited Term Tax Free Fund, including the investment portfolio, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period February 15, 1994 (commencement of operations) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Limited Term Tax Free Fund as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period February 15, 1994 (commencement of operations) to October 31, 1994 in conformity with generally accepted accounting principles.

Boston, Massachusetts                                 COOPERS & LYBRAND L.L.P.
December 4, 1995

SCUDDER MASSACHUSETTS LIMITED TERM TAX FREE FUND
TAX INFORMATION
--------------------------------------------------------------------------------

Of the dividends paid by the Scudder Massachusetts Limited Term Tax Free Fund from net investment income for the taxable year ended October 31, 1995, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts state income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.

David S. Lee*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Dudley H. Ladd*
   Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Daniel Pierce*
   Trustee

Jean C. Tempel
    Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
--------------------------------------------------------------------------------

 The Scudder Family of Funds
 -----------------------------------------------------------------------------------------------------------------
                 Money Market                                        Income
                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                 Tax Free Money Market+                                Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                 Tax Free+                                             Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                 Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                 Growth and Income                                     Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments
 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#
 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management
 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.
 -----------------------------------------------------------------------------------------------------------------

 For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free  prospectus.  Read it  carefully  before you invest or send  money.  +A portion of the income from the tax-free funds may be subject to federal,  state,  and local taxes.  *Not  available in all states.  +++A no-load variable  annuity  contract  provided by Charter  National Life Insurance  Company and its affiliate,  offered by
 Scudder's insurance agencies, 1-800-225-2470.  #These funds, advised by Scudder, Stevens & Clark, Inc. are traded on various stock exchanges.  ++For information on Scudder Treasurers  Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc. ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
--------------------------------------------------------------------------------

 Account Service and Information
 -------------------------------------------------------------------------------------------------------------
                                         For existing account service and transactions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-5163

                                         For personalized information about your Scudder accounts;
                                         exchanges and redemptions; or information on any Scudder fund
                                         SCUDDER AUTOMATED INFORMATION LINE (SAIL)
                                         1-800-343-2890

 Investment Information
 -------------------------------------------------------------------------------------------------------------

                                         To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions
                                         SCUDDER INVESTOR RELATIONS
                                         1-800-225-2470

                                         For establishing 401(k) and 403(b) plans
                                         SCUDDER DEFINED CONTRIBUTION SERVICES
                                         1-800-323-6105

 Please address all correspondence to
 -------------------------------------------------------------------------------------------------------------

                                         THE SCUDDER FUNDS
                                         P.O. BOX 2291
                                         BOSTON, MASSACHUSETTS
                                         02107-2291

 Or stop by a Scudder Funds Center
 -------------------------------------------------------------------------------------------------------------

                                         Many  shareholders  enjoy the  personal,  one-on-one  service of the
                                         Scudder  Funds  Centers.  Check for a Funds Center near you--they can be found in the following cities:

                                         Boca Raton                               New York
                                         Boston                                   Portland, OR
                                         Chicago                                  San Diego
                                         Cincinnati                               San Francisco
                                         Los Angeles                              Scottsdale
 -------------------------------------------------------------------------------------------------------------

                                         For information on Scudder               For information on Scudder
                                         Treasurers Trust,(TM) an institutional   Institutional Funds,* funds
                                         cash management service for              designed to meet the broad
                                         corporations, non-profit                 investment management and
                                         organizations and trusts that uses       service needs of banks and
                                         certain portfolios of Scudder Fund,      other institutions, call
                                         Inc.* ($100,000 minimum), call           1-800-854-8525.
                                         1-800-541-7703.
 -------------------------------------------------------------------------------------------------------------

     Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor
     Services, Inc., Distributor.

*    Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors
--------------------------------------------------------------------------------

     Establish ed in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long- term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

     Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

Scudder
Massachusetts
Tax Free Fund

Semiannual Report
September 30, 1995

* For investors seeking double tax-free income exempt from both Massachusetts and regular federal income taxes.

* A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER MASSACHUSETTS TAX FREE FUND

CONTENTS

2 In Brief

3 Letter from the Fund's President

4 Performance Update

5 Portfolio Summary

6 Portfolio Management Discussion

10 Investment Portfolio

15 Financial Statements

18 Financial Highlights

19 Notes to Financial Statements

25 Officers and Trustees

26 Investment Products and Services

27 How to Contact Scudder

IN BRIEF

* For the six-month period ended September 30, 1995, Scudder Massachusetts Tax Free Fund posted a total return of 4.97%, outpacing the 4.25% average return of the 48 Massachusetts tax-free funds tracked by Lipper Analytical Services.

* As of September 30, 1995, the Fund's 30-day net annualized SEC yield was 4.98%, equivalent to a 9.37% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

                       30-Day Yield on September 30, 1995

 -------------------------------------------------------------------------------
 Scudder Massachusetts Tax        Taxable yield needed to equal
         Free Fund                       the Fund's  yield

            4.98%                               9.37%
 -------------------------------------------------------------------------------

* For the three-, four-, and five-year periods ended September 30, 1995, Scudder Massachusetts Tax Free Fund continued to rank number one among comparable funds tracked by Lipper. Page 6 contains additional information concerning the Fund's rankings.

LETTER FROM THE FUND'S PRESIDENT

Dear Shareholders,

         In our March 31 annual report we wondered whether we had seen the highs in interest rates after their persistent rise in 1994. The answer turned out to be "yes," for the most part. As the U.S. economy slowed and inflation remained quiescent during the first quarter of 1995 and beyond, the Federal Reserve permitted short-term interest rates to ease downward, cutting the federal funds rate by 0.25% in July. Intermediate-term rates followed, and eventually even long-term yields declined.

         Throughout 1995, investors have been anticipating an economic slowdown, but for now economic indicators are turning up, corporate profits remain healthy, and consumers have responded to lower short-term rates by borrowing and spending more. We believe consumers will fuel this reacceleration of U.S. economic activity until their increasingly high debt burdens force them to tighten their budgetary belts. The current economic expansion cycle is extremely mature, and we expect a slowdown sometime in the second half of 1996.

         What does this mean for tax-exempt fund investors? It's possible that the pickup in economic activity could lead to some increases in interest rates over the short term. But since the economy is extremely interest-rate sensitive it should respond quickly to any rate changes. When the economy begins to slow down, rates should move back down also. Most importantly, the relationship between supply and demand for municipal bonds should work in the tax-exempt investor's favor as the supply of bonds continues to shrink, placing upward pressure on prices.

         As always, your portfolio managers will continue to focus their efforts on fundamental research and security selection as a means of generating high current income and attractive total returns. Please call a Scudder Investor Relations representative if you have questions about your Fund. Page 27 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

                               Sincerely,
                               /S/David S. Lee
                               David S. Lee
                               President,
                               Scudder Massachusetts Tax Free Fund

Scudder Massachusetts Tax Free Fund
Performance Update as of September 30, 1995
-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------
Scudder Massachusetts Tax Free Fund
----------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
-------  -------  ----------  ------
1 Year    $11,112    11.12%    11.12%
5 Year    $15,761    57.61%     9.53%
Life of
Fund*     $20,384   103.84%     8.91%

Lehman Brothers Municipal Bond Index
--------------------------------------
                     Total Return
Period    Growth    --------------
Ended       of                Average
9/30/95   $10,000  Cumulative  Annual
--------  -------  ----------  ------
1 Year    $11,118    11.18%    11.18%
5 Year    $15,289    52.89%     8.86%
Life of
Fund*     $20,124   101.24%     8.75%

*The Fund commenced operations on May 28, 1987.
Index comparisons begin on May 31, 1987.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended September 30

Scudder Massachusetts Tax Free Fund
Year            Amount
----------------------
5/31/87        $10,000
87             $ 9,871
88             $11,353
89             $12,349
90             $12,933
91             $14,660
92             $16,432
93             $18,981
94             $18,344
95             $20,384

Lehman Brothers Municipal Bond Index
Year            Amount
----------------------
5/31/87        $10,000
87             $10,038
88             $11,341
89             $12,325
90             $13,163
91             $14,899
92             $16,456
93             $18,553
94             $18,100
95             $20,124

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.



-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended September 30
-----------------------------

                       1987*   1988    1989    1990    1991    1992    1993    1994    1995
                     --------------------------------------------------------------------------
Net Asset Value...    $11.60  $12.30  $12.30  $12.03  $12.74  $13.28  $14.24  $12.95  $13.63
Income Dividends..    $  .25  $  .81  $  .85  $  .82  $  .82  $  .83  $  .84  $  .78  $  .72
Capital Gains
and Other
Distributions.....    $   --  $  .10  $  .19  $  .02  $  .04  $  .12  $  .18  $  .04  $   --
Fund Total
Return (%)........     -1.29   15.01    8.77    4.73   13.35   12.09   15.51   -3.36   11.12
Index Total
Return (%)........       .38   12.98    8.68    6.80   13.19   10.45   12.74   -2.44   11.18


All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results.
Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.
If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.

Portfolio Summary as of September 30, 1995
---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------

Hospital/Health          21%
General Obligation       18%
Water/Sewer Revenue      16%
Electric Utility                        The Fund's focus on hospital and
Revenue                  13%            healthcare bonds reflects our belief
State Agency/Lease        9%            that carefully selected holdings in
Higher Education          6%            this area should provide attractive
Housing Finance                         returns.
Authority                 6%
Student Loans             3%
Miscellaneous Municipal   8%
                        ----
                        100%
                        ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------

AAA                     30%
AA                       5%              Portfolio quality remains high,
A                       56%              with 91% of the Fund's portfolio
BBB                      6%              rated A or better.
Not Rated                3%
                       ----
                       100%
                       ====
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------

Less than 1 year         1%              During the semiannual period we
1 - 5 years              4%              sold intermediate-maturity bonds
5 - 10 years            47%              that had become overvalued and
10 - 20 years           40%              purchased several longer-maturity
20 years or greater      8%              issues.
                       ----
                       100%
                       ====
Weighted average effective maturity: 11 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.


For more complete details about the Fund's Investment Portfolio, see page 10.

SCUDDER MASSACHUSETTS TAX FREE FUND
PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     In a falling interest rate environment in which municipals lagged Treasury securities, Scudder Massachusetts Tax Free Fund continued its run of good performance. As the economy continued on a slow-growth, low-inflation track, Treasury yields fell anywhere from 0.80 to 1.00 percentage point during the six-month period ended September 30, while municipal yields declined only 0.10 to 0.65 percentage point. (Municipals tend to lag Treasuries during the initial portion of a rally because Treasuries enjoy higher volume and a more active market.) We are pleased to report that Scudder Massachusetts Tax Free Fund posted a 4.97% total return for the period, outpacing the 4.25% average return for its peer group of 48 Massachusetts tax free funds, according to Lipper Analytical Services, Inc. Contributing to the Fund's favorable total return were a $0.30 increase in net asset value per share to $13.63 on September 30, and distributions totalling $0.36 per share in tax-free income.

                          Top Performance Over Time for
                              Scudder Massachusetts
                                  Tax Free Fund
                          (Lipper rankings for periods
                           through September 30, 1995)

                 -----------------------------------------------------
                      Period           Rank        Number of Funds
                     Six months        4 of               48
                     One year          3 of               44
                     Two years         2 of               31
                     Three years       1 of               23
                     Four years        1 of               20
                     Five years        1 of               18
                 -----------------------------------------------------
Rankings are based on historical total returns, although the Fund's main objective is income. Rankings for the Fund reflect the effect of an expense limitation since the Fund's inception. Had the Fund's expenses not been limited, total returns would have been lower. Past performance does not guarantee future results.

         Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.98% at the close of the semiannual period. For investors subject to the 46.85% maximum combined federal and state income tax rate, the Fund's yield was equal to a 9.37% taxable yield, significantly higher than current yields provided by comparable taxable investments.

         The Fund continues its run of impressive performance, ranking number one among all Massachusetts tax-exempt funds tracked by Lipper for the three-, four-, and five-year periods ended September 30, 1995, and number two for the two-year period.

         Though many investors are reluctant to invest in bonds -- municipal, Treasury, or corporate -- after their disappointing returns in 1994, bonds have provided strong returns thus far in 1995. The Lehman Brothers Aggregate (taxable) and Municipal Bond Indices, for example, have returned 13.63% and 12.80%, respectively, for the year to date. In the current environment of declining interest rates, and with prospects good for continued modest rate declines, bonds have attractive price appreciation potential. In addition, municipal bonds currently offer higher "real yields," on average, than their taxable counterparts (the current yield minus the inflation rate equals the real yield).

                   After-Tax Advantage: 30-Year AAA Municipal
                        Bonds vs. 30-Year Treasury Bonds
                                  as of 9/30/95

                  --------------------------------------------
                      Municipal Bonds       Treasury Bonds

                           5.85%                4.29%
                  --------------------------------------------

Graph assumes Treasury bonds taxed at a 36% rate.

                     Intermediate Maturities Performed Well

         Historically, yields of municipal bonds across the maturity spectrum have tended to move together. As a result, observers have been able to determine whether the municipal market is, at a given point in time, overpriced, neutrally priced, or underpriced. But in the six months ended September 30, tax-exempt yields have spread out. At the close of the period, short-term municipal bond yields were relatively low and therefore the bonds overpriced, intermediate maturity bond yields and prices were neutral, and many long-term municipals provided relatively high yields and attractive prices.

         Intermediate-maturity municipal bonds provided solid price appreciation during this period, we believe, because they experienced strong relative demand from two high-volume classes of investors --individuals and property/casualty insurance companies. Longer-maturity bonds suffered from lack of demand because many investors were unwilling to commit to maturities of 20 years or more, given their uncertainty over the long-term direction of interest rates.

         Scudder Massachusetts Tax Free Fund has held a substantial number of intermediate-maturity bonds for some time, and these holdings generally have performed well. During the six-month period, our near-term strategy was twofold: to identify and sell any intermediate-term bonds that in our judgment had become overpriced, and to purchase several tax-free bonds with longer maturities. Because longer maturities are currently inexpensive versus the rest of the municipal market and especially versus Treasuries, we believe selective purchases of these bonds offer the Fund the opportunity to capture higher yields and potential capital appreciation. The Fund's extension of maturity is modest, however. As of September 30, bonds with maturities greater than 20 years represented only 8% of the Fund's portfolio holdings.

         Despite our purchases of several longer-maturity bonds, the Fund's average effective maturity actually declined from 12 to approximately 11 years during the period, as many other bonds the portfolio held drew one year closer to maturity. Portfolio quality remains high, with 91% of the Fund's portfolio rated A or better as of September 30. And the Fund continues to seek a broad selection of Massachusetts municipals: At the close of the period, the Fund's top three sectors were hospital and healthcare bonds, Massachusetts general obligation bonds and water and sewer revenue bonds. Despite some recent pressures on healthcare institutions, we believe that with ongoing research and careful security selection, hospital and healthcare bonds will continue to provide the Fund's portfolio with attractive returns over the long term.

                         Longer-Term Strategy Unchanged

         The Fund seeks to provide investors with a competitive level of tax-exempt income while also emphasizing total return. We pursue these objectives by concentrating on three broad categories of Massachusetts municipal bonds:

* Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time.

* Steeply discounted callable bonds, which are unlikely to be redeemed prematurely because of their discounted prices.

* "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate for the fact that they can be redeemed by their issuers in a relatively short time.

                 Massachusetts Economic Outlook Still Favorable

     Massachusetts is enjoying yet another year of economic expansion following the recession of 1990-1992. Even so, Governor Weld's budget for the state's 1996 fiscal year is conservative, with a projected revenue increase of only 3.6% over

1995 levels and a meager 2.6% rise in expenditures. The state's recent economic success has been based in part on continued diversification among its traditional manufacturing, high technology, and service industries. The decade-long decline in the state's manufacturing sector appears to have turned around, with manufacturers posting employment gains in 1994. Consumer spending remains an important component of growth. Massachusetts' per capita income levels are 18% higher than the national average, with an overall ranking of fourth in the United States. State debt levels, though high, are manageable given the state's wealth. Overall, Massachusetts' economic climate is favorable for bond issuers and investors alike.

                              Some Closing Thoughts

         As stated in this report's introductory letter from Fund President David Lee, we believe that a reduction in consumer spending will eventually keep the economy on a moderate-growth track. In the short term, as investors recognize the after-tax value of municipals versus similar investments, we expect tax-free bonds to make some gains. However, because this year's lower interest rates have helped pave the way for a late-cycle spurt in economic growth, inflation as well as interest rates may blip upward in the months ahead. Any increase in interest rates will be modest, in our view, and should reverse itself as the U.S. economy begins to slow down in the latter part of 1996. Consequently, our longer-term outlook for bonds is positive. We believe Scudder Massachusetts Tax Free Fund's portfolio is well positioned to capture both attractive yields and price appreciation.

Sincerely,

Your Portfolio Management Team
/s/Philip G. Condon                 /s/Kathleen A. Meany
Philip G. Condon                    Kathleen A. Meany

SCUDDER MASSACHUSETTS TAX FREE FUND
INVESTMENT PORTFOLIO as of September 30, 1995 (Unaudited)


                                                                     Principal      Credit        Market
                                                                     Amount ($)    Rating (c)    Value ($)
-----------------------------------------------------------------------------------------------------------
0.4%   SHORT-TERM MUNICIPAL INVESTMENTS

       Boston, MA, Water and Sewer Commission,
         Series A, Weekly Demand Note, 4.1%, 11/1/15* ............      100,000       MIG1          100,000
       Massachusetts General Obligation, Dedicated Income
         Tax, Series B, Daily Demand Note,
         4.6%, 12/1/97* ..........................................    1,000,000       MIG1        1,000,000
                                                                                                  ---------
       Total Short-term Municipal Investments
         (Cost $1,100,000) .......................................                                1,100,000
                                                                                                  ---------


99.6%  LONG-TERM MUNICIPAL INVESTMENTS

       Boston, MA, General Obligation, Series A,
         6.5%, 7/1/12 (d) ........................................    2,320,000       AAA         2,470,916
       Boston, MA, Industrial Development Authority,
         Springhouse Project, 9.25%, 7/1/25 ......................    1,000,000       NR          1,014,750
       Chicopee, MA, Electric System Revenue, ETM,
         7.125%, 1/1/17** ........................................    1,210,000       AAA         1,437,480
       Dedham-Westwood, MA, Water District,
         General Obligation, 5%, 10/15/08 (d) ....................    1,035,000       AAA           998,423
       Haverhill, MA, Unlimited Tax, General Obligation,
         Series A, 7%, 6/15/12 (d) ...............................      600,000       AAA           658,554
       Massachusetts Bay Transportation Authority:
         Certificate of Participation, 7.75%, 1/15/06 ............    1,000,000       A           1,131,170
         General Transportation System:
           Series A, 5.4%, 3/1/07 ................................   13,325,000       A          13,313,008
           Series A, 5.5%, 3/1/12 ................................    3,000,000       A           2,936,400
           Series B, 6.2%, 3/1/16 ................................    2,100,000       A           2,180,430
           Series C, 6.1%, 3/1/13 ................................    1,250,000       A           1,300,462
       Massachusetts General Obligation:
         Consolidated Loan, Series A, 7.5%, 6/1/04 ...............   12,400,000       A          14,625,428
         Hynes Convention Center, Zero Coupon, 9/1/04 ............    2,000,000       A           1,275,000
         Series A, 5.25%, 2/1/08 .................................    1,375,000       A           1,352,835
         Series A, 6.5%, 6/1/08 ..................................    5,500,000       A           5,924,380
         Series B, 6.5%, 8/1/08 ..................................    5,400,000       A           5,992,164
         Series C, Zero Coupon, 12/1/04 ..........................    8,415,000       A           5,373,651
         Series 1993 C, 5%, 8/1/07 ...............................    5,000,000       A           4,864,600
       Massachusetts Health & Educational
         Facilities Authority:
           Anna Jaques Hospital, Series B, 6.875%, 10/1/12 .......    2,000,000       BBB         2,022,000
           Berkshire Health Systems, Series D, 5.6%,
           10/1/08 (d) ...........................................    1,760,000       AAA         1,793,880



    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO

                                                                        Principal     Credit         Market
                                                                        Amount ($)   Rating (c)     Value ($)
-------------------------------------------------------------------------------------------------------------
         Charlton Memorial Hospital, Series B,
           7.25%, 7/1/07 (b) ......................................     10,000,000       A         10,884,700
         Community College Program, Series A, Connie
           Lee Insured, 6.5%, 10/1/09 .............................      1,000,000       AAA        1,072,460
         Cooley Dickson Hospital Inc., 7.125%, 11/15/18 ...........      2,150,000       NR         2,093,950
         Dana Farber Cancer Institute, Series F,
           6%, 12/1/15 (d) ........................................      2,500,000       AAA        2,493,925
         Deaconess Hospital, Series B, 6.625%, 4/1/12 (d) .........      2,000,000       AAA        2,135,780
         Faulkner Hospital, Series C, 6%, 7/1/13 ..................      2,650,000       BBB        2,482,175
         Massachusetts General Hospital:
           Series B, 5.375%, 7/1/11 (d) ...........................      5,625,000       AAA        5,418,956
           Series F, 6.25%, 7/1/12 (d) ............................      3,500,000       AAA        3,705,625
         Medical Academic and Scientific,
           Series A, 6.5%, 1/1/09 .................................      5,000,000       A          5,119,550
         Medical Center of Central Massachusetts,
           Series A, 7%, 7/1/12 (d) ...............................      3,600,000       AAA        3,962,484
         Newton-Wellesley Hospital:
           Series D, 7%, 7/1/15 (d) ...............................      1,500,000       AAA        1,637,700
           Series E, 5.9%, 7/1/11 (d) .............................      3,015,000       AAA        3,058,084
         Northeastern University:
           Series E, 6.4%, 10/1/07 (d) ............................      1,000,000       AAA        1,087,960
           Series E, 6.5%, 10/1/12 (d) ............................        450,000       AAA          476,375
         St. Luke's Hospital New Bedford, Series C,
           Yield Curve Notes, 7.12%, 8/15/10 (d)*** ...............      3,400,000       AAA        3,255,500
         South Shore Hospital, 6.5%, 7/1/10 (d) ...................      2,500,000       AAA        2,671,575
         Stonehill College, Series E, 6.55%, 7/1/12 (d) ...........      5,000,000       AAA        5,306,800
         Tufts University, Series C, 7.4%, 8/1/18 .................        530,000       A            585,072
         Wellesley College:
           Series D, 5.1%, 7/1/09 .................................      1,800,000       AA         1,732,662
           Series D, 5.3%, 7/1/14 .................................      2,000,000       AA         1,895,140
     Massachusetts Housing Finance Agency:
       Housing Project Refunding Revenue:
         Series A, 6.3%, 10/1/13 ..................................      7,000,000       A          7,014,700
         Series A, 6.375%, 4/1/21 .................................      4,000,000       A          3,997,440
         Series B, 6.05%, 12/1/09 (d) .............................      3,000,000       AAA        3,047,400
       Residential Development, Series C, 6.875%,
         11/15/11 .................................................     10,250,000       AAA       10,796,838
       Single-Family Mortgage Revenue:
         Series 2, 8.25%, 6/1/14 ..................................        260,000       AA           271,864
         Series 3, 7.875%, 6/1/14 .................................      4,000,000       AA         4,180,960
     Massachusetts Industrial Finance Agency:
       First Mortgage, Evanswood Bethzatha, Series A,
         7.875%, 1/15/20 ..........................................      1,000,000       NR         1,025,740
       Holy Cross College, Issue II, 6.375%, 11/1/09 ..............      1,000,000       A          1,064,060


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND

                                                           Principal      Credit         Market
                                                           Amount ($)    Rating (c)     Value ($)
-------------------------------------------------------------------------------------------------
        Massachusetts Biomedial Research Corp.,
         Series A, Zero Coupon:
          8/1/00 ........................................    2,860,000       A          2,280,936
          8/1/01 ........................................    3,650,000       A          2,763,853
          8/1/02 (b) ....................................    3,650,000       A          2,617,707
        Milton Academy, Revenue Refunding,
         Series B, 5.25%:
          9/1/09 (d) ....................................      870,000       AAA          853,957
          9/1/13 (d) ....................................    1,160,000       AAA        1,084,507
        Museum of Science:
          4.9%, 11/1/06 (d) .............................      480,000       AAA          473,918
          5%, 11/1/07 (d) ...............................    1,000,000       AAA          976,020
        Pollution Control Revenue:
         Boston Edison Company, Series A,
          5.75%, 2/1/14 .................................    2,000,000       BBB        1,868,800
         Eastern Edison Company Project,
          5.875%, 8/1/08 ................................    2,250,000       BBB        2,232,788
        Provider Lease Program, Series 1988 A-1,
          8.4%, 7/15/08 .................................    1,930,000       NR         2,030,051
        Resource Recovery, North Andover Solid Waste,
          Series A, 6.3%, 7/1/05 ........................    6,500,000       BBB        6,660,875
        Solid Waste Disposal Revenue, Peabody Monofil
          Project, 9%, 9/1/05 ...........................    3,000,000       NR         3,092,730
        Sturdy Memorial Hospital, 7.9%, 6/1/09 ..........    1,895,000       BBB        2,041,673
     Massachusetts Municipal Wholesale Electric
      Company, Power Supply System Revenue:
        Series A, 5%, 7/1/05 (d) ........................    2,020,000       AAA        2,004,466
        Series A, 5.1%, 7/1/06 (d) ......................    8,980,000       AAA        8,876,730
        Series A, 6.75%, 7/1/06 .........................    2,855,000       A          3,100,102
        Series A, 5.1%, 7/1/08 (d) ......................      840,000       AAA          813,137
        Series A, 5%, 7/1/12 (d) ........................    1,000,000       AAA          922,960
        Series A, 5%, 7/1/17 (d) ........................    3,610,000       AAA        3,222,503
        Series B, 6.75%, 7/1/08 .........................    9,000,000       A          9,714,240
        Series B, 4.95%, 7/1/09 (d) .....................    1,575,000       AAA        1,473,239
        Series C, 6.625%, 7/1/10 (d) ....................    3,500,000       AAA        3,778,075
        Series C, 6.625%, 7/1/10 ........................    1,000,000       A          1,065,780
     Massachusetts Port Authority Revenue, Tax
      Exempt Receipts, ETM, Zero Coupon, 7/1/13** .......    1,000,000       AAA          849,000
     Massachusetts Special Obligation, Series A,
      5.8%, 6/1/14 ......................................    2,000,000       AA         1,970,660
     Massachusetts Water Pollution Abatement Trust,
      Pooled Loan Program:
        Series 1, 5.6%, 8/1/13 ..........................    5,425,000       AA         5,310,804
        Series 2, 5.625%, 2/1/10 ........................    2,820,000       AAA        2,832,662
        Series 2, 5.7%, 2/1/15 ..........................    1,150,000       AAA        1,126,804
     Massachusetts Water Resource Authority:
        Series A, 6.5%, 7/15/09 .........................   15,000,000       A         16,389,600


    The accompanying notes are an integral part of the financial statements.

                                                            INVESTMENT PORTFOLIO


                                                                Principal    Credit          Market
                                                                Amount ($)  Rating (c)      Value ($)
-----------------------------------------------------------------------------------------------------
        Series A, 6.5%, 7/15/19................................  3,000,000       A          3,216,210
        Series B, 6%, 11/1/08..................................  5,785,000       A          5,989,384
        Series B, 5.5%, 11/1/15................................  3,300,000       A          3,115,959
        General Revenue, Series C, 5.25%, 12/1/08..............  2,705,000       A          2,637,050
        General Revenue, Series C, 5.25%, 12/1/15..............  4,030,000       A          3,745,482
      Nantucket, MA, General Obligation, 6.8%, 12/1/11.........  1,000,000       A          1,079,810
      New England Educational Loan Marketing
        Corporation, Massachusetts Student Loan Revenue,
        5.7%, 7/1/05........................................... 10,250,000       A         10,271,730
      South Essex, MA, Sewer District, Series B, 6.75%,
        6/1/13 (d).............................................  1,000,000       AAA        1,086,100
      University of Massachusetts, Building Authority
        Revenue, Series B:
         6.625%, 5/1/09........................................  2,415,000       A          2,679,829
         6.625%, 5/1/10........................................  2,575,000       A          2,838,294
         6.75%, 5/1/11.........................................  2,745,000       A          3,054,965
         6.875%, 5/1/14........................................  1,300,000       A          1,472,003
      Worcester, MA, General Obligation, 6.9%:
         5/15/05 (d)...........................................  1,850,000       AAA        2,094,052
         5/15/06 (d)...........................................  1,500,000       AAA        1,682,400
                                                                                          -----------
      TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (Cost $288,282,001)....................................                           300,532,851
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PORTFOLIO - 100.0%
        (Cost 289,382,001) (a).................................                           301,632,851
                                                                                          ===========

(a) The cost for federal income tax purposes was $289,382,001. At September 30, 1995, net unrealized appreciation for all securities based on tax cost was $12,250,850. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $13,873,154 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,622,304.

(b) At September 30, 1995 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

    AT SEPTEMBER 30, 1995, OPEN FUTURES CONTRACTS PURCHASED LONG WERE AS FOLLOWS (NOTE A):


                                                          Aggregate
    Futures              Expiration      Contracts      Face Value ($)      Market Value ($)
    -------              ----------      ---------      --------------      ----------------
    Muni Bond Index      Dec. 1995          50             5,656,750            5,704,687
                                                           ---------            ---------
Total net unrealized appreciation on open futures contracts purchased long         47,937
                                                                                =========

(c) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
    (NR) have been determined to be of comparable quality to rated eligible securities.

(d) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC or MBIA.


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND


  * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

 ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of September 30, 1995.


    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS


                       STATEMENT OF ASSETS AND LIABILITIES




SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $289,382,001)
   (Note A) ......................................................      $ 301,632,851
Cash .............................................................            591,415
Receivables:
   Interest ......................................................          4,682,009
   Fund shares sold ..............................................            432,277
   Daily variation margin on open futures contracts
      (Note A) ...................................................             70,312
                                                                        -------------
      Total assets ...............................................        307,408,864
LIABILITIES
Payables:
   Dividends .....................................................      $     536,096
   Fund shares redeemed ..........................................            187,559
   Accrued management fee (Note C) ...............................            140,554
   Other accrued expenses (Note C) ...............................             80,701
                                                                        -------------
      Total liabilities ..........................................            944,910
                                                                        -------------
Net assets, at market value ......................................      $ 306,463,954
                                                                        =============
NET ASSETS
Net assets consist of:
   Unrealized appreciation on:
      Investments ................................................         12,250,850
      Futures ....................................................             47,937
   Accumulated net realized loss .................................         (3,831,947)
   Shares of beneficial interest .................................            224,777
   Additional paid-in capital ....................................        297,772,337
                                                                        -------------
Net assets, at market value ......................................      $ 306,463,954
                                                                        =============
NET ASSET VALUE, offering and redemption price
   per share ($306,463,954 divided by 22,477,663 outstanding
   shares of beneficial interest, $.01 par value,
   unlimited number of shares authorized) ........................      $       13.63
                                                                        =============


    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND


                             STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------------------------

INVESTMENT INCOME
Interest .............................................                          $ 9,057,422

Expenses:
Management fee (Note C) ..............................      $   877,037
Services to shareholders (Note C) ....................          123,004
Custodian and accounting fees (Note C) ...............           59,485
Trustees' fees (Note C) ..............................            7,707
Reports to shareholders ..............................           20,458
Auditing .............................................           18,435
Legal ................................................           12,468
State registration ...................................            8,602
Other.................................................            3,575           1,130,771
                                                            -------------------------------
Net investment income ................................                            7,926,651
                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
   Investments .......................................          375,323
   Futures ...........................................          (20,531)            354,792
Net unrealized appreciation during the period on:
   Investments .......................................        6,107,538
   Futures ...........................................           74,937           6,182,475
                                                            -------------------------------
Net gain on investments ..............................                            6,537,267
                                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                          $14,463,918
                                                                                ===========




    The accompanying notes are an integral part of the financial statements.

                                                            FINANCIAL STATEMENTS


                       STATEMENTS OF CHANGES IN NET ASSETS

                                                        SIX MONTHS
                                                           ENDED
                                                       SEPTEMBER 30,             YEAR ENDED
                                                           1995                   MARCH 31,
INCREASE (DECREASE) IN NET ASSETS                       (UNAUDITED)                 1995
--------------------------------------------------------------------------------------------
Operations:
Net investment income .......................          $   7,926,651           $  17,734,143
Net realized gain (loss) from investment
   transactions .............................                354,792              (2,995,407)
Net unrealized appreciation on
   investment transactions during the period               6,182,475               4,923,078
                                                       -------------           -------------
Net increase in net assets resulting from
   operations ...............................             14,463,918              19,661,814
                                                       -------------           -------------
Distributions to shareholders:
From net investment income ($.36 and $.74 per
   share, respectively) .....................             (7,926,651)            (17,734,143)
                                                       -------------           -------------
In excess of net realized gains
   ($.01 per share) .........................                     --                (348,200)
                                                       -------------           -------------
Fund share transactions:
Proceeds from shares sold ...................             30,579,202              80,817,626
Net asset value of shares issued to
   shareholders in reinvestment
   of distributions .........................              4,640,574              11,772,714
Cost of shares redeemed .....................            (31,768,424)           (129,761,019)
                                                       -------------           -------------
Net increase (decrease) in net assets from
   Fund share transactions ..................              3,451,352             (37,170,679)
                                                       -------------           -------------
INCREASE (DECREASE) IN NET ASSETS ...........              9,988,619             (35,591,208)
Net assets at beginning of period ...........            296,475,335             332,066,543
                                                       -------------           -------------
NET ASSETS AT END OF PERIOD .................          $ 306,463,954           $ 296,475,335
                                                       =============           =============
OTHER INFORMATION
INCREASE (DECREASE) IN FUND SHARES
Shares outstanding at beginning of period ...             22,236,389              25,223,573
                                                       -------------           -------------
Shares sold .................................              2,253,629               6,244,742
Shares issued to shareholders in
   reinvestment of distributions ............                343,349                 905,250
Shares redeemed .............................             (2,355,704)            (10,137,176)
                                                       -------------           -------------
Net increase (decrease) in Fund shares ......                241,274              (2,987,184)
                                                       -------------           -------------
Shares outstanding at end of period .........             22,477,663              22,236,389
                                                       =============           =============




    The accompanying notes are an integral part of the financial statements.

SCUDDER MASSACHUSETTS TAX FREE FUND
FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.




                                    SIX MONTHS
                                      ENDED
                                    SEPTEMBER 30,                      YEARS ENDED MARCH 31,
                                       1995         --------------------------------------------------------------
                                    (UNAUDITED)     1995     1994     1993     1992     1991     1990        1989
                                    -------------   --------------------------------------------------------------

Net asset value, beginning of
  period ...........................   $13.33      $13.16   $13.61   $12.81   $12.44   $12.25   $12.23      $12.28
                                        ------     ------   ------   ------   ------   ------   ------      ------
Income from investment operations:
  Net investment income (a) ........      .36         .74      .81      .84      .81      .83      .82         .81
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................      .30         .18     (.33)     .96      .46      .19      .13         .22
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total from investment operations....      .66         .92      .48     1.80     1.27     1.02      .95        1.03
                                        ------     ------   ------   ------   ------   ------   ------      ------
Less distributions:
  From net investment income .......     (.36)       (.74)    (.81)    (.84)    (.81)    (.83)    (.82)       (.88)
  From net  realized gains on
     investment transactions .......       --          --     (.08)    (.16)    (.09)      --     (.11)(b)    (.20)
  In excess of net realized gains...       --        (.01)    (.04)      --       --       --       --          --
                                        ------     ------   ------   ------   ------   ------   ------      ------
Total distributions ................     (.36)       (.75)    (.93)   (1.00)    (.90)    (.83)    (.93)      (1.08)
                                        ------     ------   ------   ------   ------   ------   ------      ------
Net asset value, end of period .....    $13.63     $13.33   $13.16   $13.61   $12.81   $12.44   $12.25      $12.23
                                        ======     ======   ======   ======   ======   ======   ======      ======
TOTAL RETURN (%) (c) ...............      4.97**     7.37     3.37    14.59    10.46     8.60     7.89        9.50
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................       306        296      332      267      120       67       46          31
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................       .75*       .47      .07       --      .48      .60      .60         .51
Ratio of net investment income to
  average daily net assets (%) .....      5.26*      5.73     5.80     6.36     6.38     6.72     6.60        7.23
Portfolio turnover rate (%) ........      20.6*      10.2     17.0     29.6     23.2     27.1     45.5       110.5
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................    $   --     $   --   $  .01   $  .02   $   --   $   --   $   --      $  .01
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......    $   --     $  .04   $  .09   $  .08   $  .05   $  .06   $  .07      $  .07
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................       .77*       .77      .77      .83      .93     1.05     1.16        1.20



                                        FOR THE PERIOD
                                         MAY 28, 1987
                                        (COMMENCEMENT
                                      OF OPERATIONS) TO
                                          MARCH 31,
                                            1988
                                      -----------------

Net asset value, beginning of
  period ...........................        $12.00
                                            ------
Income from investment operations:
  Net investment income (a) ........           .69
  Net realized and unrealized
    gain (loss) on investment
    transactions ...................           .21
                                            ------
Total from investment operations ...           .90
                                            ------
Less distributions:
  From net investment income .......          (.62)
  From net  realized gains on
     investment transactions .......            --
  In excess of net realized gains...            --
                                            ------
Total distributions ................          (.62)
                                            ------
Net asset value, end of period .....        $12.28
                                            ======
TOTAL RETURN (%) (c) ...............          7.73**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  ($ millions) .....................            16
Ratio of operating expenses, net
  to average daily net
  assets (%) (a) ...................           .50*
Ratio of net investment income to
  average daily net assets (%) .....          7.55*
Portfolio turnover rate (%) ........          95.9*
(a) Reflects a per share amount
    of expenses, exclusive of
    management fees,
    reimbursed by the
    Adviser of .....................        $  .10
  Reflects a per share amount
    of management fees and
    other fees not imposed of ......        $  .05
  Operating expense ratio
    including expenses
    reimbursed, management
    fee and other expenses
    not imposed (%) ................          2.25*


(b) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(c) Total returns are higher due to maintenance of the Fund's expenses.
*   Annualized
**  Not annualized

                                       NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

A.  SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the six months ended September 30, 1995, the Fund purchased interest rate futures to manage the duration of the portfolio and sold interest rate futures to hedge against declines in the value of portfolio securities.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

SCUDDER MASSACHUSETTS TAX FREE FUND
--------------------------------------------------------------------------------
Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

AMORTIZATION AND ACCRETION. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At March 31, 1995, the Fund had a net tax basis capital loss carryforward of approximately $1,437,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, the expiration date.

In addition, from November 1, 1994 through March 31, 1995, the Fund incurred $651,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 1996.

DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the

                                                   NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to maturity.

B.  PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended September 30, 1995, purchases and sales of municipal securities (excluding short-term investments) aggregated $35,839,787 and $29,787,830, respectively.

The aggregate face value of future contracts opened and closed during the six months ended September 30, 1995 was $19,213,531 and $18,007,906, respectively.

C.  RELATED PARTIES
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser has agreed not to impose all or a portion of its management fee until December 31, 1995 and during such period to maintain the annualized expenses of the Fund at not more than 0.75% of average daily net assets. For the six months ended September 30, 1995, the Adviser did not impose a portion of its fee amounting to $24,899, and the portion imposed amounted to $877,037 of which $140,554 was unpaid at September 30, 1995.

Scudder Service Corporation ("SSC"), a wholly-owned subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SSC aggregated $92,894, of which $15,463 is unpaid at September 30, 1995.

Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended September 30, 1995, the amount charged to the Fund by SFAC aggregated $28,614, of which $9,658 is unpaid at September 30, 1995.

SCUDDER MASSACHUSETTS TAX FREE FUND
--------------------------------------------------------------------------------
The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended September 30, 1995, Trustees' fees charged to the Fund aggregated $7,707.


22

                      (This page intentionally left blank)

                      (This page intentionally left blank)

OFFICERS AND TRUSTEES

David S. Lee*
   President and Trustee

Henry P. Becton, Jr.
   Trustee; President and General Manager, WGBH Educational Foundation

Dawn-Marie Driscoll
   Trustee; Attorney and Corporate Director

Peter B. Freeman
   Trustee; Corporate Director and Trustee

Dudley H. Ladd*
   Trustee

Wesley W. Marple, Jr.
   Trustee; Professor of Business Administration, Northeastern University

Juris Padegs*
   Trustee

Daniel Pierce*
   Trustee

Jean C. Tempel
   Trustee; General Partner, TL Ventures

Donald C. Carleton*
   Vice President

Jerard K. Hartman*
   Vice President

Thomas W. Joseph*
   Vice President

Thomas F. McDonough*
   Vice President and Secretary

Pamela A. McGrath*
   Vice President and Treasurer

Edward J. O'Connell*
   Vice President and Assistant Treasurer

Coleen Downs Dinneen*
   Assistant Secretary

*Scudder, Stevens & Clark, Inc.

INVESTMENT PRODUCTS AND SERVICES
 The Scudder Family of Funds

 -----------------------------------------------------------------------------------------------------------------
                   Money Market                                        Income

                   Scudder Cash Investment Trust                       Scudder Emerging Markets Income Fund
                   Scudder U.S. Treasury Money Fund                    Scudder GNMA Fund
                   Tax Free Money Market+                              Scudder Income Fund
                   Scudder Tax Free Money Fund                         Scudder International Bond Fund
                   Scudder California Tax Free Money Fund*             Scudder Short Term Bond Fund
                   Scudder New York Tax Free Money Fund*               Scudder Short Term Global Income Fund
                   Tax Free+                                           Scudder Zero Coupon 2000 Fund
                   Scudder California Tax Free Fund*                   Growth
                   Scudder High Yield Tax Free Fund                    Scudder Capital Growth Fund
                   Scudder Limited Term Tax Free Fund                  Scudder Development Fund
                   Scudder Managed Municipal Bonds                     Scudder Global Fund
                   Scudder Massachusetts Limited Term Tax Free Fund*   Scudder Global Small Company Fund
                   Scudder Massachusetts Tax Free Fund*                Scudder Gold Fund
                   Scudder Medium Term Tax Free Fund                   Scudder Greater Europe Growth Fund
                   Scudder New York Tax Free Fund*                     Scudder International Fund
                   Scudder Ohio Tax Free Fund*                         Scudder Latin America Fund
                   Scudder Pennsylvania Tax Free Fund*                 Scudder Pacific Opportunities Fund
                   Growth and Income                                   Scudder Quality Growth Fund
                   Scudder Balanced Fund                               Scudder Small Company Value Fund
                   Scudder Growth and Income Fund                      Scudder Value Fund
                                                                       The Japan Fund

 Retirement Plans and Tax-Advantaged Investments

 -----------------------------------------------------------------------------------------------------------------
                   IRAs                                                403(b) Plans
                   Keogh Plans                                         SEP-IRAs
                   Scudder Horizon Plan+++* (a variable annuity)       Profit Sharing and Money Purchase
                   401(k) Plans                                            Pension Plans

 Closed-End Funds#

 -----------------------------------------------------------------------------------------------------------------
                   The Argentina Fund, Inc.                            The Latin America Dollar Income Fund, Inc.
                   The Brazil Fund, Inc.                               Montgomery Street Income Securities, Inc.
                   The First Iberian Fund, Inc.                        Scudder New Asia Fund, Inc.
                   The Korea Fund, Inc.                                Scudder New Europe Fund, Inc.
                                                                       Scudder World Income
                                                                           Opportunities Fund, Inc.

 Institutional Cash Management

 -----------------------------------------------------------------------------------------------------------------
                   Scudder Institutional Fund, Inc.                    Scudder Treasurers Trust(TM)++
                   Scudder Fund, Inc.

 -----------------------------------------------------------------------------------------------------------------
    For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++A no-load variable annuity contract provided by
    Charter National Life Insurance Company and its affiliate, offered by
    Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by
    Scudder, Stevens & Clark, Inc. are traded on various stock exchanges. ++For information on Scudder Treasurers Trust,(TM) an institutional cash management service that utilizes certain portfolios of Scudder Fund, Inc.
    ($100,000 minimum), call 1-800-541-7703.

HOW TO CONTACT SCUDDER
Account Service and Information
-------------------------------------------------------------------------------

For existing account service and transactions
SCUDDER INVESTOR RELATIONS
1-800-225-5163

For personalized information about your Scudder accounts; exchanges and redemptions; or information on any Scudder fund

SCUDDER AUTOMATED INFORMATION LINE (SAIL)
1-800-343-2890

Investment Information

To receive information about the Scudder funds, for additional applications and prospectuses, or for investment questions

SCUDDER INVESTOR RELATIONS
1-800-225-2470

For establishing 401(k) and 403(b) plans

SCUDDER DEFINED CONTRIBUTION SERVICES
1-800-323-6105

Please address all correspondence to


THE SCUDDER FUNDS
P.O. BOX 2291
BOSTON, MASSACHUSETTS
02107-2291

Or stop by a Scudder Funds Center


Many shareholders enjoy the personal, one-on-one service of the Scudder Funds Centers. Check for a Funds Center near you--they can be found in the following cities:

Boca Raton                            New York
Boston                                Portland, OR
Chicago                               San Diego
Cincinnati                            San Francisco
Los Angeles                           Scottsdale


For information on Scudder Treasurers Trust,(TM) an institutional cash management service for corporations, non-profit organizations and trusts that uses certain portfolios of Scudder Fund, Inc.* ($100,000 minimum), call 1-800-541-7703.


For information on Scudder Institutional Funds,* funds designed to meet the broad investment management service needs of banks and other institutions, call 1-800-854-8525.

--------------------------------------------------------------------------------

    Scudder Investor Relations and Scudder Funds Centers are services provided through Scudder Investor Services, Inc., Distributor.

 * Contact Scudder Investor Services, Inc., Distributor, to receive a prospectus with more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Celebrating Over 75 Years of Serving Investors

    Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer 37 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

    Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.